                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


      Filed by the registrant   |X|

      Filed by a party other than the registrant   |_|

      Check the appropriate box:

   |X|  Preliminary Proxy Statement
   |_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   |_|  Definitive Proxy Statement
   |_|  Definitive Additional Materials
   |_|  Soliciting Material Pursuant to 'SS'240.14a-12

                    FIRST TENNESSEE NATIONAL CORPORATION
--------------------------------------------------------------------------------
             (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

   |X|  No fee required.

   |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)   Title of each class of securities to which transaction applies:  ____________________

    (2)   Aggregate number of securities to which transaction applies:  ___________________

    (3)   Per unit price or other underlying value of transaction computed pursuant to
          Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)   Proposed maximum aggregate value of transaction: __________________________

    (5)   Total fee paid: ___________________________________________________________

    |_|   Fee paid previously with preliminary materials.

    |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid: ________________________________________________
    (2) Form, Schedule or Registration Statement No.: __________________________
    (3) Filing party: __________________________________________________________
    (4) Dated filed: ___________________________________________________________

                            [LOGO FIRST TENNESSEE'r'

                            ALL THINGS FINANCIAL 'r']

First Tennessee
All Things Financial


Who We Are

First Tennessee National Corporation, soon to be renamed First Horizon National Corporation pending shareholder approval, is a high-performing, nationwide financial services institution. From our roots as a small bank in 1864, today we have grown to be one of the 50 largest bank holding companies in the U.S. in asset size and market capitalization, with $24.5 billion in assets and $5.6 billion in market capitalization at year-end 2003.

In the past year, we earned national recognition:

  Named one of the 100 Best Corporate Citizens by Business Ethics magazine

  Listed in Standard and Poor's 500 Index, one of the most widely watched benchmarks of the stock market's performance.

  Ranked in the top-10 in overall customer satisfaction among mortgage companies nationwide by JD Power and Associates

  Listed by Business Week magazine in the top 20 percent of the S&P 500 companies, and we ranked seventh out of 29 banks based on market value, sales and profitability

  Named one of the nation's top underwriters of U.S. government agency securities

  Among the nation's top 15 in mortgage originations and servicing

  One of the largest processors of credit card payments for the travel and entertainment industry

  Named to the AARP Best Employers for Workers over 50 list

  Earned ninth straight spot on Working Mother magazine's annual list of the 100 Best Companies for Working Mothers

  Made Fortune magazine's list of one of the "100 Best Companies to Work For" for the seventh consecutive year


These recognitions and awards are due to the hard work and results that our team of almost 12,000 employees achieved in 2003. More information is available by visiting www.FirstTennessee.com.

[LOGO FIRST TENNESSEE'r'
ALL THINGS FINANCIAL'r']

                                                                  March 10, 2004

Dear Shareholders:

    You are cordially invited to attend First Tennessee National Corporation's 2004 annual meeting of shareholders. We will hold the meeting on April 20, 2004, in the Auditorium, First Tennessee Building, 165 Madison Avenue, Memphis, Tennessee, at 10:00 a.m. CDT. We have attached the formal notice of the annual meeting, our 2004 proxy statement, and a form of proxy.

    At the meeting, we will ask you to elect four Class II directors and one Class III director, approve an amendment to our Charter changing our name to First Horizon National Corporation, approve an amendment to our 2003 Equity Compensation Plan, and ratify the appointment of KPMG LLP as our independent auditors for 2004. The attached proxy statement contains information about these matters.

    An appendix to this proxy statement contains detailed financial information relating to our activities and operating performance during 2003. We have also enclosed our 2003 Summary Annual Report.

    Our registered shareholders that have access to the Internet have the opportunity to receive proxy statements electronically. If you have not already done so for this year, we encourage you to elect this method of receiving the proxy statement next year. Not only will you have access to the document as soon as it is available, but you will be helping us to save expense dollars. If you vote electronically, you will have the opportunity to give your consent at the conclusion of the voting process.

    Your vote is important. You may vote by telephone or over the Internet or by mail, or if you attend the meeting and want to vote your shares, then prior to the balloting you should request that your form of proxy be withheld from voting. We request that you vote by telephone or over the Internet or return your proxy card in the postage-paid envelope as soon as possible.

                                      Sincerely yours,

                                      /s/ J. KENNETH GLASS
                                      -------------------------------------
                                      J. KENNETH GLASS
                                      Chairman of the Board,
                                      President and Chief Executive Officer

                      FIRST TENNESSEE NATIONAL CORPORATION
                               165 MADISON AVENUE
                            MEMPHIS, TENNESSEE 38103

                              -------------------
                     NOTICE OF ANNUAL SHAREHOLDERS' MEETING
                                 APRIL 20, 2004
                              -------------------

    The annual meeting of shareholders of First Tennessee National Corporation will be held on April 20, 2004, at 10:00 a.m., CDT, in the Auditorium, First Tennessee Building, 165 Madison Avenue, Memphis, Tennessee.

    The items of business are:

    1. Election of four Class II directors to serve until the 2007 annual meeting of shareholders, or until their successors are duly elected and qualified, and of one Class III director to serve until the 2005 annual meeting of shareholders, or until her successor is duly elected and qualified.

    2. Approval of an amendment to our Charter changing our name to 'First Horizon National Corporation.'

    3. Approval of an amendment to our 2003 Equity Compensation Plan.

    4. Ratification of the appointment of auditors.

    These items are described more fully in the following pages, which are made a part of this notice. The close of business February 27, 2004, is the record date for the meeting. All shareholders of record at that time are entitled to vote at the meeting.

    Management requests that you vote by telephone or over the Internet (following the instructions on the enclosed form of proxy) or that you sign and return the form of proxy promptly, so that if you are unable to attend the meeting your shares can nevertheless be voted. You may revoke a proxy at any time before it is exercised at the annual meeting in the manner described on page 1 of the proxy statement.


                                          /s/ CLYDE A. BILLINGS, JR.
                                          -----------------------------
                                          CLYDE A. BILLINGS, JR.
                                          Senior Vice President,
                                          Assistant General Counsel
                                          and Corporate Secretary

Memphis, Tennessee
March 10, 2004

                      IMPORTANT NOTICE

  PLEASE (1) VOTE BY TELEPHONE OR (2) VOTE OVER THE INTERNET
  OR (3) MARK, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED
  FORM OF PROXY IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES
  WILL BE REPRESENTED AT THE MEETING.

                                PROXY STATEMENT
                      FIRST TENNESSEE NATIONAL CORPORATION
                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
General Matters.............................................    1
Corporate Governance and Board Matters......................    2
    Introduction............................................    2
    Structure and Composition of Board and Committees.......    2
    Independence and Categorical Standards..................    3
    The Board Committees....................................    4
    Audit Committee Financial Expert........................    5
    Audit Committee Report..................................    5
    Nominations of Directors................................    7
    Shareholder Recommendations of Director Nominees........    7
    Board Compensation Committee Report on Executive
     Compensation...........................................    8
    Board and Committee Meeting Attendance..................   12
    Executive Sessions......................................   12
    Shareholder Communication with Board of Directors.......   12
    Compensation of Directors...............................   12
Stock Ownership Information.................................   14
    Stock Ownership Table...................................   14
VOTE ITEM NO. 1 -- ELECTION OF DIRECTORS....................   15
    Nominees for Director...................................   15
    Continuing Directors....................................   16
VOTE ITEM NO. 2 -- APPROVAL OF AN AMENDMENT TO OUR CHARTER
  CHANGING OUR NAME.........................................   16
VOTE ITEM NO. 3 -- APPROVAL OF AN AMENDMENT TO OUR 2003
  EQUITY COMPENSATION PLAN..................................   17
    Plan Benefits Table.....................................   21
    Equity Compensation Plan Information....................   22
VOTE ITEM NO. 4 -- RATIFICATION OF APPOINTMENT OF
  AUDITORS..................................................   23
Other Matters...............................................   25
Shareholder Proposal Deadlines..............................   25
Executive Compensation......................................   25
    Summary Compensation Table..............................   26
    Option/SAR Grants in Last Fiscal Year...................   28
    Aggregated Option/SAR Exercises in Last Fiscal Year and
     Fiscal-Year End Option/SAR Values......................   30
    Long-Term Incentive Plans-Awards in Last Fiscal Year....   30
    Pension Plan Table......................................   31
    Employment Contracts and Termination of Employment and
     Change-in-Control Arrangements.........................   32
    Compensation Committee Interlocks and Insider
     Participation..........................................   33
    Certain Relationships and Related Transactions..........   33
    Total Shareholder Return Performance Graph..............   33
    Section 16(a) Beneficial Ownership Reporting
     Compliance.............................................   34
Availability of Annual Report on Form 10-K..................   35
APPENDICES
    A -- 2003 Equity Compensation Plan, as amended and
         restated...........................................  A-1
    B -- Corporate Governance Guidelines....................  B-1
    C -- Audit Committee Charter and Audit and Non-Audit
         Services Pre-Approval Policy.......................  C-1
    D -- Nominating & Corporate Governance Committee
         Charter............................................  D-1
    E -- Compensation Committee Charter.....................  E-1
    F -- Financial Information & Discussion.................  F-1

                                PROXY STATEMENT
                      FIRST TENNESSEE NATIONAL CORPORATION
                               165 MADISON AVENUE
                            MEMPHIS, TENNESSEE 38103

                              -------------------

                                GENERAL MATTERS

    The following proxy statement is being mailed to shareholders beginning on or about March 10, 2004. The Board of Directors is soliciting proxies to be used at our annual meeting of the shareholders to be held on April 20, 2004, at 10:00 a.m., CDT, in the Auditorium, First Tennessee Building, 165 Madison Avenue, Memphis, Tennessee, and at any adjournment or adjournments thereof. In this proxy statement, First Tennessee National Corporation will be referred to by the use of 'we,' 'us' or similar pronouns, or simply as 'First Tennessee,' and First Tennessee and its consolidated subsidiaries will be referred to collectively as 'the Corporation.'

    The accompanying form of proxy is for use at the meeting if you will be unable to attend in person. You may revoke your proxy at any time before it is exercised by writing to the Corporate Secretary, by timely delivering a properly executed, later-dated proxy (including a telephone or Internet vote) or by voting by ballot at the meeting. All shares represented by valid proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted in the manner specified therein. IF NO SPECIFICATION IS MADE, THE PROXIES WILL BE VOTED IN FAVOR OF ITEMS 1-4 BELOW:

    1. Election of four Class II directors to serve until the 2007 annual meeting of shareholders, or until their successors are duly elected and qualified, and one Class III director to serve until the 2005 annual meeting of shareholders, or until her successor is duly elected and qualified.

    2. Approval of an amendment to our Charter changing our name to 'First Horizon National Corporation.'

    3.   Approval of an amendment to our 2003 Equity Compensation
         Plan.

    4.   Ratification of the appointment of auditors.

    We will bear the entire cost of soliciting the proxies. In following up the original solicitation of the proxies by mail, we may request brokers and others to send proxies and proxy material to the beneficial owners of the shares and may reimburse them for their expenses in so doing. If necessary, we may also use several of our regular employees to solicit proxies from the shareholders, either personally or by telephone or by special letter, for which they will receive no compensation in addition to their normal compensation. We have hired Innisfree M&A Incorporated to aid us in the solicitation of proxies for a fee of
$      plus out-of-pocket expenses.

    Our common stock is the only class of voting securities. There were shares of common stock outstanding and entitled to vote as of February 27, 2004, the record date for the annual shareholders' meeting. Each share is entitled to one vote. A quorum of the shares must be represented at the meeting to take action on any matter at the meeting. A majority of the votes entitled to be cast constitutes a quorum for purposes of the annual meeting. A plurality of the votes cast is required to elect the nominees as directors. A majority of the votes cast is required to approve the amendment to our Charter and the amendment to our 2003 Equity Compensation Plan and to ratify the appointment of auditors. Both 'abstentions' and broker 'non-votes' will be considered present for quorum purposes, but will not otherwise have any effect on any of the vote items.

                     CORPORATE GOVERNANCE AND BOARD MATTERS

                                  Introduction
                                  ------------

    First Tennessee is dedicated to operating on the basis of sound corporate governance principles. We believe that these principles not only form the basis for our reputation of integrity in the marketplace but also are essential to our efficiency and continued overall success. During the past year, we have committed many of these principles to writing. Our Corporate Governance Guidelines, adopted by our Board of Directors in January 2004 but which include long-standing corporate policies and practices, provide our directors with guidance as to their legal accountabilities, promote the functioning of the Board and its committees and set forth a common set of expectations as to how the Board should perform its functions. Our Corporate Governance Guidelines are attached to this proxy statement at Appendix B. We have also adopted a Code of Business Conduct and Ethics, which incorporates many of our long-standing policies and practices and sets forth the overarching principles that guide the conduct of every aspect of our business, and a Code of Ethics for Senior Financial Officers, which promotes honest and ethical conduct, proper disclosure of financial information and compliance with applicable governmental laws, rules and regulations by our senior financial officers and other employees who have financial responsibilities. These codes are available on our web site at www.firsttennessee.com under the 'Corporate Governance' heading in the 'Investor Relations' area of the 'Company Information' page.

             Structure and Composition of the Board and Committees
             -----------------------------------------------------

    Our Board of Directors currently has eleven members. All of our directors are also directors of First Tennessee Bank National Association (the 'Bank' or 'FTB'). The Bank is our principal operating subsidiary. The Board has four standing committees: the Executive Committee, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Prior to January 20, 2004, the Compensation Committee, which was then known as the Human Resources Committee, had compensation and nomination duties assigned to it, and it performed certain corporate governance functions as well. On January 20, 2004, the duties and responsibilities of the Human Resources Committee relating to nominations were assigned to the newly formed Nominating and Corporate Governance Committee, and the Human Resources Committee was renamed the Compensation Committee.

    The Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are each composed of directors who are 'independent,' as defined in the next section. The membership of each committee during 2003 is set forth in the table below.

                                                                                                 NOMINATING
                                                                                                    AND
                                                                                                 CORPORATE
                                                           EXECUTIVE    AUDIT    COMPENSATION    GOVERNANCE
                    NAME OF DIRECTOR                       COMMITTEE  COMMITTEE  COMMITTEE**    COMMITTEE**
                    ----------------                       ---------  ---------  ------------   -----------
 Robert C. Blattberg                                                                  X              X
 George E. Cates                                               X
 J. Kenneth Glass                                             X*
 James A. Haslam, III                                                                 X              X
 Ralph Horn***                                               (X*)
 R. Brad Martin                                                                       X*             X*
 Joseph Orgill, III***                                        (X)        (X)
 Vicki R. Palmer                                                         X*          (X)
 Michael D. Rose                                               X
 Mary F. Sammons
 William B. Sansom                                             X        (X*)
 Jonathan P. Ward                                                         X
 Luke Yancy III                                                           X

X = committee member
X* = committee chairperson
(X) or (X*) = individual who served as a committee member or committee chairperson during 2003 but is no longer serving as such ** = Prior to January 21, 2004, the duties and responsibilities of these committees were carried out by only one committee which was then known as the Human Resources Committee.
*** = retired

                     Independence and Categorical Standards
                     --------------------------------------

    Our common stock is listed on the NYSE. The NYSE listing standards, which become effective for us at this annual meeting of shareholders, require a majority of our eleven directors and all of the members of the Compensation Committee, the Nominating and Corporate Governance Committee and the Audit Committee of the Board of Directors to be 'independent.' Under these standards, our Board of Directors is required to affirmatively determine that a director has no material relationship with the Corporation for that director to qualify as 'independent.' In order to assist in making independence determination, the Board, as permitted by the NYSE standards and upon the recommendation of the Human Resources Committee (which was then acting as our nominating and corporate governance committee prior to the establishment by the Board of a separate committee as described below), has adopted the categorical standards set forth below. In making its independence determinations, each of the Board and the Human Resources Committee considered all relationships between each director and the Corporation, including those that fall within the categorical standards. Based on its review and the application of the categorical standards, the Board, upon the recommendation of the Human Resources Committee, determined that all of the non-employee directors (Messrs. Blattberg, Cates, Haslam, Sansom, Martin, Ward and Yancy and Mesdames Palmer and Sammons) are 'independent' except
Mr. Rose, as to whom there is a compensation committee interlock. While the Board has determined that Mr. Cates is currently independent for purposes of the NYSE listing standards, as a result of the application of the NYSE's three-year 'look-back' provisions that will become operative on November 3, 2004, Mr. Cates will cease to meet the 'independence' requirements of the NYSE on that date, as a result of an impermissible compensation committee interlock that terminated in 2002. In addition, the Board, upon the recommendation of the Human Resources Committee, determined that each member of the Audit Committee met the independence standards of the rules of the Securities and Exchange Commission ('SEC') promulgated under the Sarbanes-Oxley Act of 2002 and the independence requirements of the NYSE listing standards in effect prior to this annual meeting of shareholders. The categorical standards established by the Board are set forth in the following paragraphs.

    Each of the following relationships between the Corporation and its subsidiaries, on the one hand, and a director, an immediate family member of a director, or a company or other entity as to which the director or an immediate family member is a director, executive officer, employee or a shareholder, on the other hand, will be deemed to be immaterial and therefore will not preclude a determination by the Board of Directors that the director is 'independent' for purposes of the NYSE listing standards:

    1. Depository and other banking and financial services relationships (excluding extensions of credit which are covered in paragraph 2), including transfer agent, registrar, indenture trustee, other trust and fiduciary services, personal banking, capital markets, investment banking, equity research, asset management, investment management, custodian, securities brokerage, financial planning, cash management, insurance brokerage, broker/dealer, express processing, merchant processing, bill payment processing, check clearing, credit card and other similar services, provided that the relationship is in the ordinary course of business and on substantially the same terms and conditions as those prevailing at the time for comparable transactions with non-affiliated persons.

    2. An extension of credit, provided that, at the time of the initial approval of the extension of credit as to (1), (2) and (3), (1) such extension of credit was in the ordinary course of business,(2) such extension of credit was made in compliance with applicable law, including Regulation O of the Federal Reserve, Section 23A and 23B of the Federal Reserve Act and Section 13(k) of the Securities and Exchange Act of 1934,
       (3) such extension of credit was on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons, and (4) a determination is made annually that if the extension of credit was not made or was terminated in the ordinary course of business, in accordance with its terms, such action would not reasonably be expected to have a material adverse effect on the financial condition, income statement or business of the borrower, and (5) no event of default has occurred.

    3. Contributions (other than mandatory matching contributions) made by the Corporation or any of its subsidiaries or First Horizon Foundation to a charitable organization as to which the director is an executive officer, director, or trustee or holds a similar position or as to which an immediate family member of the director is an executive officer; provided that the amount of the contributions to the charitable organization in a fiscal year does not exceed the greater of $500,000 or 2% of the charitable organization's consolidated gross revenue (based on the charitable organization's latest available income statement).

    4. Any transaction or series of similar transactions, as to which disclosure is not required in the Corporation's proxy statement pursuant to SEC Regulation S-K, Item 404(a) or 404(b).

    5. All compensation and benefits provided to non-employee directors for service as a director.

    6. All compensation and benefits provided in the ordinary course of business to an immediate family member of a director for services to the Corporation or any of its subsidiaries as long as such immediate family member is compensated comparably to similarly situated employees and is not an executive officer of the Corporation or based on salary and bonus within the top 1,000 most highly compensated employees of the Corporation.

    Excluded from relationships considered by the Board is any relationship (except contributions included in category 3) between the Corporation and its subsidiaries, on the one hand, and a company or other entity as to which the director or an immediate family member is a director or, in the case of an immediate family member, an employee (but not an executive officer or significant shareholder), on the other hand.

    The fact that a particular relationship or transaction is not addressed by these standards or exceeds the thresholds in these standards does not create a presumption that the director is or is not independent.

    The following definitions apply to the categorical standards listed above:

        'Corporation' means First Tennessee National Corporation and its consolidated subsidiaries.

        'Executive Officer' means an entity's president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice president of the entity in charge of a principal business unit, division or function, any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the entity.

        'Immediate family members' of a director means the director's spouse, parents, children, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law, sisters-in-law and anyone (other than domestic employees) who shares the director's home.

        'Significant shareholder' means a passive investor [meaning a person who is not in control of the entity] who beneficially owns more than 10% of the outstanding equity, partnership or membership interests of an entity. 'Beneficial ownership' will be determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934.

                              The Board Committees
                              --------------------

    The Executive Committee. The Executive Committee was established by our Board of Directors and operates under a written charter that authorizes and empowers it to exercise all authority of the Board of Directors, except as prohibited by applicable law. In addition, except as to matters specifically required by credit policy to be acted upon by the Board of Directors, the Executive Committee acts as a credit policy committee, monitors the quality, liquidity, and concentrations of credit extended by First Tennessee and by its affiliates and establishes such credit policy and controls as may be deemed necessary for the preservation of a sound loan portfolio consistent with overall corporate objectives.

    The Audit Committee. The Audit Committee was established by our Board of Directors and operates under a written charter, which is attached to this proxy statement at pages C-1 through C-5 of Appendix C and which was last amended and restated on January 20, 2004. The charter is also available on our website at www.firsttennessee.com under the 'Corporate Governance' heading in the 'Investor Relations' area of the 'Company Information' page. Subject to the limitations and provisions of its charter, the committee assists our Board in its oversight of our accounting and financial reporting principles and policies, internal audit controls and procedures, the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent auditor's qualifications and independence, and the performance of the independent auditor and our internal audit function. The Committee is directly responsible for the appointment (subject, if applicable, to shareholder ratification), retention, compensation and termination of the independent auditor as well as for overseeing the work of and evaluating the independent auditor and its independence. The members of the Committee are themselves 'independent,' as that term is defined in the

NYSE listing standards (described above), and meet the additional independence requirements prescribed by Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and the rules of the SEC promulgated thereunder. The Audit Committee's Report is included below.

                        Audit Committee Financial Expert
                        --------------------------------

    The Board of Directors has determined that Vicki R. Palmer, who is the chairperson of our Audit Committee, is an audit committee financial expert, as that term is defined in Item 401(h) of Regulation S-K. After receiving her B.A. in economics and business administration from Rhodes College and her M.B.A. in finance from The University of Memphis, Ms. Palmer was employed as a commercial loan officer with First Tennessee, where she was trained in and worked daily in evaluating financial statements of corporate customers in connection with their credit applications. In 1978, she joined Federal Express Corporation as Manager of Corporate Finance, and her major areas of responsibility included debt financing, cash management and pension asset management. Ms. Palmer joined The Coca-Cola Company in 1983 as Manager of Pension Investments, thus becoming responsible for the company's worldwide pension assets. Upon moving to Coca-Cola Enterprises, Inc. ('CCE') in 1986, she was involved at the inception of the company with the evaluation of company-wide financial results and the establishment of internal controls. Until January 2004, Ms. Palmer served as Senior Vice President, Treasurer and Special Assistant to the CEO. In this position, she was responsible for management of CCE's $12 billion multi-currency debt portfolio; its $2.5 billion pension plan and 401(k) plan investments; currency management; global cash management and commercial and investment banking relationships. Effective in January 2004, she became Executive Vice President, Financial Services and Administration, and is now responsible for overseeing treasury, pension and retirement benefits, asset management and internal audit. Ms. Palmer also served for over ten years on CCE's Financial Reporting Committee, which reviews the company's financial statements and deals periodically with accounting issues, and she currently supervises an assistant treasurer who serves on this committee. She is a member of CCE's Risk Committee, which is charged with establishing policy and internal controls for hedging and financial and non-financial derivatives. In addition, she serves on CCE's Management Advisory Board and on the Finance Team of CCE's Risk Council, whose purpose is to design and execute action plans for addressing key financial risks in connection with CCE's enterprise-wide risk assessment process. She was a member of our Audit Committee from January 1995 to April 1999 and chaired the committee from April 1996 to April 1999, and she returned to the committee as chairperson in April 2003. She is also a member of the audit committee of another public company, Haverty Furniture Companies Inc.

    Ms. Palmer meets in all respects the independence requirements of the NYSE and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and the rules of the SEC promulgated thereunder.

    Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings by reference, including this proxy statement, in whole or in part, the following Audit Committee Report, the Audit Committee Charter attached at pages C-1 through C-5 of Appendix C hereto, and the statements regarding the independence of the members of the Committee shall not be incorporated by reference into any such filings.

                             Audit Committee Report
                             ----------------------

    The role of the Audit Committee (Committee) is (1) to assist our Board of Directors in its oversight of (a) our accounting and financial reporting principles and policies and internal audit controls and procedures, (b) the integrity of our financial statements, (c) our compliance with legal and regulatory requirements, (d) the independent auditor's qualifications and independence, and (e) the performance of the independent auditor and our internal audit function; and (2) to prepare this report to be included in our annual proxy statement pursuant to the proxy rules of the SEC. The Committee operates pursuant to a charter that was last amended and restated by the Board on January 20, 2004. As set forth in the Committee's charter, management of First Tennessee is responsible for preparation, presentation and integrity of the Corporation's financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures to provide for compliance with accounting standards and applicable laws and regulations, and the internal auditor is responsible for testing such internal controls and procedures. The independent auditor is responsible for planning and carrying out a proper audit of the Corporation's annual financial statements, reviews of the Corporation's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.

    In the performance of its oversight function, the Committee has considered and discussed the audited financial statements with management and the independent auditors. The Committee has also discussed with our Chief Executive Officer and Chief Financial Officer their respective certifications that will be included in our Annual Report on Form 10-K for the year ended December 31, 2003. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, has adopted an audit and non-audit services pre-approval policy and considered whether the provision of non-audit services by the independent auditors to First Tennessee is compatible with maintaining the auditor's independence and has discussed with the auditors the auditors' independence.

    While the Board of Directors has determined that each member of the Audit Committee has the broad level of general financial experience required to serve on the Committee and that Ms. Palmer is an audit committee financial expert as that term is defined in Item 401(h) of Regulation S-K, none of the members of the Committee devote specific attention to the narrower fields of auditing or accounting or are professionally engaged in the practice of auditing or accounting, nor are they performing the functions of auditors or accountants or are they experts in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with the accounting standards and applicable laws and regulations. Furthermore, the Committee's considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that our auditors are in fact 'independent.'

    Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Committee's charter, the Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2003, to be filed with the SEC.

    Submitted by the Audit Committee of our Board of Directors.

                                          Audit Committee

                                          Vicki R. Palmer, Chairperson
                                          Jonathan P. Ward
                                          Luke Yancy III

    The Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee was formed on January 20, 2004. Prior to that time, the role and duties of the committee related to nominations and certain corporate governance functions were carried out by our Human Resources Committee. The Nominating and Corporate Governance Committee operates under a written charter, which is attached to this proxy statement as Appendix D and also is available on our website at www.firsttennessee.com under the 'Corporate Governance' heading in the 'Investor Relations' area of the 'Company Information' page. The purposes of the Nominating and Corporate Governance Committee are (1) to identify and recommend to the Board individuals for nomination as members of the Board and its committees, (2) to develop and recommend to the Board a set of corporate governance principles applicable to the Corporation, and (3) to oversee the evaluation of the Board and management.

                            Nominations of Directors
                            ------------------------

    With respect to the nominating process, the Committee discusses and evaluates possible candidates in detail and suggests individuals to explore in more depth. The Nominating and Corporate Governance Committee recommends new nominees for the position of independent director based on the following criteria:

          Personal qualities and characteristics, experience, accomplishments and reputation in the business community.

          Current knowledge and contacts in the communities in which the Corporation does business and in the Corporation's industry or other industries relevant to the Corporation's business.

          Diversity of viewpoints, background, experience and other demographics.

          Ability and willingness to commit adequate time to Board and committee matters.

          The fit of the individual's skills and personality with those of other directors and potential directors in building a Board that is effective and responsive to its duties and responsibilities.

    The Nominating and Corporate Governance Committee does not set specific, minimum qualifications that nominees must meet in order for the Committee to recommend them to the Board of Directors, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of the Corporation and the composition of the Board of Directors.

    Once a candidate is identified whom the Committee wants seriously to consider and move toward nomination, the Chairman of the Board, the Chief Executive Officer and/or other directors as the Committee determines will enter into a discussion with that nominee.

                Shareholder Recommendations of Director Nominees
                ------------------------------------------------

    The Nominating and Corporate Governance Committee will consider individuals recommended by shareholders as director nominees, and any such individual is given appropriate consideration in the same manner as individuals recommended by the Committee. Shareholders who wish to submit individuals for consideration by the Nominating and Corporate Governance Committee as director nominees may do so by submitting in writing such individuals' names in compliance with the procedures and along with the other information required by our Bylaws (as described below), to the Chairperson of the Nominating and Corporate Governance Committee, in care of the Corporate Secretary. Our Bylaws require that to be timely, a shareholder's nomination must be delivered to or mailed and received at our principal executive offices not less than 90 days nor more than 120 days prior to the date of the meeting. However, if fewer than 100 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, a nomination by a shareholder to be timely must be so delivered or received not later than the close of business on the 10th day following the earlier of (i) the day on which such notice of the date of such meeting was mailed or (ii) the day on which such public disclosure was made. A shareholder's nomination must state:

          the name of the shareholder's nominee and the reasons for the nomination;

          the name and address, as they appear on our books, of the shareholder making the nomination and any other shareholders known by such shareholder to be supporting the nomination;

          the class and number of shares of our stock which are beneficially owned by such shareholder on the date of shareholder's nomination and by any other shareholders known by the nominating shareholder to be supporting the nomination on the date of such shareholder's nomination; and

          any material interest of the shareholder in the nomination.


    The Compensation Committee. Until January 20, 2004, the role and duties of a compensation committee were carried out by our Human Resources Committee. On that day, the duties of the Human Resources Committee with respect to nominations were assigned to the newly established Nominating and Corporate Governance Committee, and the Human Resources Committee was renamed the Compensation Committee and retained its duties with respect to compensation. The Compensation Committee operates under a written charter that was last amended and restated by the Board of Directors on January 20, 2004 and is attached to this proxy statement as Appendix E. The purposes of the Compensation Committee are (1) to discharge the Board's responsibilities relating to the compensation of our executive officers, (2) to produce an annual report on executive compensation for inclusion in our proxy statement, in accordance with the rules and regulations of the SEC [the current report is set forth following this paragraph], (3) to identify and recommend to the Board individuals for appointment as officers, (4) to evaluate our management, and (5) to carry out certain other duties as set forth in the Committee's charter.

    Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings by reference, including this proxy statement, in whole or in part, the following Board Compensation Committee Report on Executive Compensation shall not be incorporated by reference into any such filings.

         Board Compensation Committee Report on Executive Compensation
         -------------------------------------------------------------

    Our Bylaws require that the Board of Directors or a committee of the Board determine the compensation of executive officers. The Board has designated the Compensation Committee (Committee) to perform this function. The Committee is composed entirely of non-employee directors who are independent under the NYSE listing standards. The Committee has set forth below its report on the compensation policies applicable to executive officers and the basis for the compensation of the Chief Executive Officer (CEO) during 2003.

    Our executive compensation programs are designed to align the interests of the executive officers with our performance and the interests of our shareholders. Approximately 60 to 75 percent of the executive officers' annual compensation potential is at risk based on corporate performance and total shareholder return (defined below). Compensation programs are designed to reward executive officers with both cash and our common stock based on performance that also rewards shareholders. When corporate performance does not meet criteria established by the Committee, incentive compensation is reduced accordingly. In addition, the executive compensation program is designed to attract and retain qualified executive officers. Executive compensation consists generally of the following components:

          base salary

          annual incentive bonus

          long-term incentive awards

          deferral of compensation through stock option grants, or at market interest rates (or for compensation deferred before 1996 at above-market rates), or at a rate equal to the performance of selected mutual funds customary employee and other benefits typically offered to similarly situated executives

    Base salary and annual bonus are determined through an evaluation of the individual's position and responsibilities based on independent criteria and external market data and personal and corporate performance. The Committee does not assign a specific weight to any of the factors but places greater emphasis on corporate performance in the overall mix.

    Long-term incentive awards include restricted stock awards that contain provisions for acceleration of vesting upon achievement of corporate performance criteria, a Long-Term Incentive Program that combines restricted stock and cash awards, and stock options. It is not our practice to 'reprice' stock options or to price them at less than fair market value on the date of grant. Although deferred compensation options have an exercise price of 50 percent (80 percent for options granted for 2001 and 2000 and 85 percent for options granted for years prior to the year 2000) of fair market value on the grant date, to receive the option the participant must forego the right to receive cash compensation. Under our deferral option plans, the amount of the foregone cash compensation plus the option exercise price must equal or exceed 100% of fair market value. In the past, we have offered deferred compensation at above-market rates and deferrals through the use of stock options. Deferrals since 1995 have been limited to stock options or a 10-year Treasury rate of interest. A new non-qualified deferral program that offers rates of return equal to mutual fund investments was approved in 2003. Executive officers may also defer the receipt of shares upon the exercise of stock options and defer the receipt of restricted stock prior to the lapse of restrictions.

    The Committee reviewed external market data provided by a non-affiliated consulting firm that included some of the highest-performing companies in the American Banker Top 50, a peer group of banking organizations against which we measure our strategic performance, as well as other independent compensation surveys. We selected the highest-performing companies based generally on the following one and five-year return measures: earnings per share growth rate, historical earnings consistency, return on equity, and to a lesser degree return on assets, percentage of fee income versus total revenue, and net loan charge offs.

    The purpose of the review was to determine compensation levels of similar positions at these companies. The compensation peer group used by the independent consulting firm did not include all of the banking organizations listed in the Total Shareholder Return Performance Graph ('TSR graph') for the 2003 peer group. The median asset size of the compensation high performing peer group was $40.7 billion. In actual practice, over the past three years, the total compensation of executive officers has ranged from 33% of the 75th percentile of the compensation of the high-performing peer group in 2001 to 68% of the 75th percentile of the compensation of that group in 2003. We do not, however, have a specific policy that mandates how compensation will be determined relative to external market data.

    Section 162(m) of the Internal Revenue Code of 1986, as amended
('Tax Code'), generally disallows a tax deduction to public companies, including us, for compensation exceeding $1 million paid during the year to the CEO and the four other highest paid executive officers at year-end. Certain performance-based compensation is not, however, subject to the deduction limit. Under Tax Code regulations the salary and TARSAP (defined below) portions of compensation do not meet the performance-based compensation criteria of
Section 162(m). The restricted stock plan permits deferral by participants of the receipt of restricted stock prior to the lapse of restrictions. Any such deferral does not represent compensation paid during the year, and thus, is not currently subject to the Section 162(m) limitation. The Committee's practice is to continue to consider ways to maximize the deductibility of executive compensation while retaining the discretion deemed necessary to compensate executive officers in a manner commensurate with performance and the competitive market for executive talent.

    (i) The CEO's Compensation

    Base Salary: The Committee establishes the CEO's base salary annually based on corporate performance, achievement of objectives in his individualized written personal plan, and competitive practices within the industry. Corporate performance is compared to the high-performing peer group referenced above. Annual salary is targeted at the 75th percentile of that group based on consistent high-performing results.

    The CEO develops his personal plan and submits it to the Committee for review and approval. The Board of Directors also reviews the plan, which generally contains strategic, quality and financial goals. A salary increase of
6.0 percent was approved for Mr. Glass in February of 2003 based on substantial achievement of personal plan objectives and competitive practices. Although no specific weight is assigned to these factors, the Committee places greater emphasis on corporate performance than on competitive practices within the industry. The Committee used a non-affiliated consulting firm to obtain recommendations regarding the appropriate remuneration of Mr. Glass. Base salary is intended to represent approximately 10 percent to 20 percent of the CEO's total compensation potential.

    Annual Bonus: The CEO's annual bonus is based entirely on our corporate performance against financial objectives established by the Committee at the beginning of each year. The financial objectives for 2003 were based on EPS growth. The CEO may be awarded a target annual bonus of up to 125 percent of his salary dollars earned during the year. The degree of success in reaching corporate objectives determines a payout of zero percent to 125 percent of the CEO's target annual bonus. Zero percent payout is warranted when EPS does not exceed the previous Plan year's results. The EPS growth objective that qualifies for 100 percent payout of target annual bonus is equal to the lower end of the market expected growth range for the high-performing peer group. A payout of 125 percent of target annual bonus is equivalent to a growth rate that equals the high end of the expected growth range of the same high-performing peer group. During 2003, corporate performance resulted in a payout of 125 percent of targeted bonus.

    Long-Term Awards: The CEO's long-term incentive compensation consists of restricted stock, cash, and stock options.

    Our restricted stock program includes performance criteria as a condition to early vesting of awards to executive officers. The objective of this time accelerated restricted stock award plan (TARSAP) feature is to associate more closely the long-term compensation of executive officers with shareholder interests. Under the TARSAP feature, restricted stock is granted with accelerated vesting if performance criteria established by the Committee are met with respect to specified performance periods.

    Performance periods are for three years and overlap: e.g., 2001-2003, 2002-2004, 2003-2005. Performance criteria, for all participants including the CEO, have always been based on total shareholder return (appreciation in the market value of our stock with dividends reinvested-TSR) targets established at the beginning of each performance period. Targets are based on our percentile ranking in a peer group (the '100-bank peer group') of approximately the 100 largest banking organizations by asset size traded on U.S. exchanges, with the condition that TSR must be a positive number. The 100-bank peer group is different from the peer group used to compare shareholder returns. The 100-bank peer group was originally selected in 1990, prior to the adoption of SEC rules requiring disclosure of a shareholder return performance graph, because the Committee believed that it was an appropriate index with which to associate more closely long-term compensation of executives with shareholder interests. The restricted stock program which contains the 100-bank peer group has produced the desired results, and thus, the Committee has continued to use it. In addition to the TSR targets, the Committee adopted alternative criteria for the accelerated vesting of TARSAP awards made in 1996 and future years based upon our percentile ranking within the 100-bank peer group with respect to operating EPS growth rate (or exceeding a minimum operating EPS growth rate) and average operating ROE, with the condition that TSR must be a positive number. In January 2004, the Committee approved the accelerated vesting of the TARSAP shares for the 2001-2003 performance period because the primary criteria, as described above, were met.

    The Long-Term Incentive Program's objective is to provide a three-year cumulative award of up to 225 percent of the CEO's annual bonus potential and is paid (or settled) with restricted stock and cash. The amount of the award is based on First Tennessee's P/E ratio relative to a peer group (the American Banker Top 50 banks as identified at the beginning of the performance period) as of the measurement date (January 31, 2006) provided the ratio increases during the performance period. The alternative criterion is based on the compound average annual growth rate in our stock price over the performance period. The initial performance period covers three years (2003-2005). This program is designed to tie the executive's long-term compensation directly to an increase in shareholder value.

    In addition to performance-based restricted stock awards, the Committee generally awards stock options to executive officers, including the CEO, as part of a broad-based stock option program under which awards are made to all employees, both full-time and part-time. The CEO's option award (which is disclosed in the 'Option/SAR Grants in Last Fiscal Year Table') was based on an estimated value of the option that in combination with the other awards provides the basis for a competitive long-term incentive package. The option grant contained a performance-based, accelerated vesting feature, which is described in part (ii) of this report. Because the value of the option to the CEO is a function of the price growth of our stock, the amount realized by the CEO is tied directly to increases in shareholder value.

    Other Benefits: The CEO's compensation reported in the Summary Compensation Table also includes accrual of above-market rates of interest on compensation deferred prior to 1996 and the cost of insurance to fund a supplemental retirement plan and life insurance benefit, which are not directly based on corporate performance. Above-market rates are accrued for deferred compensation of the CEO and other named executive officers, who deferred prior to 1996, for retention purposes. Generally, the plan under which this benefit was offered requires that the amount deferred be automatically recalculated at market rates if termination occurs prior to retirement.

    (ii) Other Executive Officer Compensation

    Base Salary: The CEO recommends and the Committee approves the base salary for executive officers other than the CEO. Recommendations are generally based on corporate performance (as measured by financial, quality and strategic objectives), individual overall performance during the prior year, and competitiveness in the market place. It is our policy to maintain a competitive salary commensurate with the duties and responsibilities of the executive officers. Salary represents approximately 25 percent to 40 percent of an executive officer's potential annual compensation.

    Annual Bonus: For executive officers other than the CEO, the annual bonus is based on achievement of corporate financial objectives and performance against personal objectives for the year, which are recorded in individualized written personal plans. Individual objectives must include financial, quality and strategic goals. The degree of completion of goals determines the award. Financial objectives for 2003 were based on EPS growth. The maximum target annual bonus of executive officers other than the CEO is between 75 percent and 100 percent of salary dollars earned during the year. During 2003, our corporate performance resulted in a payment of 125 percent of target annual bonus for all executive officers.

    Long-Term Awards: All of the executive officers currently participate in the TARSAP program described above in part (i) of this report. The performance criteria are identical. The number of shares awarded for a three-year performance period is generally 150 percent of the greater of the participant's salary or salary grade mid-point, based on market value of the shares at the time of the award. We do not provide a federal income tax gross-up to executive officers at the vesting of restricted stock.

    All of the executive officers also participate in the Long-Term Incentive Program discussed in part (i) of this report. The performance measures and the terms of the program are identical. The maximum three-year cumulative award is 225 percent of the executives' annual bonus potential and is paid (or settled) with restricted stock and cash.

    In addition to performance-based restricted stock awards, the Committee generally awards stock options annually to executive officers, including the CEO, as a part of the option program discussed in part (i) of this report.
The number of shares awarded to executive officers is equal to a percentage of salary (ranging from 100 percent to 200 percent, with 200 percent used for the CEO) divided by the market value (or for the CEO, the Black-Scholes value) of one share of our stock at the time of grant. Executive officers may also be awarded shares in addition to those calculated as a percent of salary if in the opinion of the Committee additional shares are required to ensure a competitive compensation package. The exercise price is the market value at the time of grant. Options are awarded based on personal performance and to encourage future performance as well as for retention purposes (with a seven-year term and vesting at 50 percent after three years and 100 percent after four years). The exercise price of the February 2003 grant is $38.74. This grant contains a provision for accelerated vesting if the closing market price per share equals at least $52.98 for five consecutive business days in the three years following the grant or at the end of the three-year period. Options granted annually beginning March 2000 to the CEO were based in part on prior corporate performance.

    Other Benefits: We have adopted certain broad-based employee benefit plans in which executive officers participate and certain other retirement, life and health insurance plans and we provide customary personal benefits. Except for our stock fund (ESOP) within our 401(k) plan, the benefits under these plans are not tied to corporate performance. The executive officers named in the Summary Compensation Table participate in the other benefits described above with respect to the CEO.

                                          Compensation Committee

                                          R. Brad Martin, Chairperson
                                          Robert C. Blattberg
                                          James A. Haslam, III

                     Board and Committee Meeting Attendance
                     --------------------------------------

    During 2003, the Board of Directors held four meetings. The Human Resources Committee, which was the predecessor of both the Compensation and Nominating and Corporate Governance Committees, held six meetings, and the Audit Committee held ten meetings. The Executive Committee held nine meetings. The average attendance at Board and committee meetings exceeded 95 percent. No director attended fewer than 75 percent of the meetings of the Board and the committees of the Board on which he or she served.

    It is our practice to invite the directors to attend our annual meeting of shareholders each year. For the last 10 years, all of our directors have been in attendance at every annual meeting of shareholders, including the annual meeting that took place on April 15, 2003, except for one director in 1999 and one director in 1996.

                               Executive Sessions
                               ------------------

    To ensure free and open discussion and communication among the non-management directors of the Board, the non-management directors will meet in regularly scheduled executive sessions and as often as the Board shall request, with no members of management present. In addition, if any non-management directors are not 'independent' under NYSE listing standards, the independent, non-management directors will meet in executive session at least once a year. The Chairperson of the Nominating and Corporate Governance Committee, currently Mr. Martin, presides at the executive sessions.

             Shareholder Communication with the Board of Directors
             -----------------------------------------------------

    Shareholders desiring to communicate with the Board of Directors on matters other than director nominations should submit their communication in writing to the Chairperson of the Nominating and Corporate Governance Committee, c/o Corporate Secretary, First Tennessee National Corporation, 165 Madison Avenue, Memphis, Tennessee 38103 and identify themselves as a shareholder. The Corporate Secretary will forward all such communications to the Chairperson for a determination as to how to proceed.

                           Compensation of Directors
                           -------------------------

    On April 15, 2003, several changes were approved by the Board that related to the compensation paid for service as one of our non-employee directors. Prior to these changes, director compensation was last revised in April 2001. Until April 15, 2003, each non-employee director was paid a retainer quarterly at an annual rate of $25,000 plus a fee of $1,000 for each day of each Board and each committee meeting attended. The chairpersons of the Audit and Human Resources Committees were paid quarterly an additional retainer at an annual rate of $3,000 each. After April 15, 2003, the annual retainer was increased to $36,000 and the daily board meeting attendance fee was increased to $2,000, while the daily committee meeting attendance fee remained at $1,000. The additional retainer for the chairpersons of the Audit, Compensation, and Nominating and Corporate Governance Committees was raised to $2,000 per committee meeting (in addition to the regular attendance fees).

    We also reimburse our directors for their expenses incurred in attending meetings. In addition, the following benefits have been approved by the Board as additional compensation to non-employee directors for service as a director: a personal account executive, a no fee personal checking account for the director and his or her spouse, a FirstCheck card, a no fee VISA gold card, no fee for a safe deposit box, no fee for traveler's checks and cashier's checks, and if the Board has authorized a stock repurchase program, the repurchase of shares of our common stock at the day's volume-weighted average price with no payment of any fees or commissions if the repurchase of the director's shares is otherwise permissible under the repurchase program that has been authorized. Directors who are officers are not separately compensated for their services as directors.

    Our practice is to hold Board and committee meetings jointly with the Bank's Board and committees. All of our directors are also directors of the Bank. Directors are not separately compensated for Bank Board or committee meetings except for those infrequent meetings that do not occur jointly.

    Under the terms of our 1992 Restricted Stock Incentive Plan (the '1992 Plan'), which was approved by the shareholders, all non-employee directors received an automatic, nondiscretionary award of 6,000 shares

(adjusted for stock splits) of restricted stock on May 1, 1992, and all new non-employee directors received such award upon election to the Board until the 1992 Plan terminated in April 2002. Since the 1992 Plan terminated, the 6,000 share restricted stock awards to new non-employee directors have been made under the 2003 Equity Compensation Plan, which permits the Board to approve a variety of types of awards to non-employee directors. An additional award to each non-employee director of 200 shares of restricted stock times the lesser of (i) 10 or (ii) the number of years remaining until the director's normal retirement age was made on April 17, 2003. Restrictions on the restricted stock granted to the non-employee directors under both plans lapse at the rate of 10 percent annually, and such shares are forfeited if the director terminates for any reason other than death, disability, retirement, or a change in control. Upon termination for any of the four listed reasons, all shares vest.

    Directors may elect to defer their retainers and fees. Under the 2000 Non-Employee Directors' Deferred Compensation Stock Option Plan, all non-employee directors elected to receive stock options in lieu of fees through 2004. The exercise price per share is 50 percent (80% prior to April 15, 2003 and 85% under a prior plan for options granted prior to the year 2000) of fair market value of one share of our common stock on the date of grant, and the number of shares subject to option granted equals the amount of fees deferred divided by 50 percent (20% prior to April 15, 2003 and 15 percent under a prior plan with respect to options granted prior to the year 2000) of the fair market value of one share on the date of grant. Under the Directors and Executives Deferred Compensation Plan, not offered with respect to compensation earned since 1995, under which up to six annual deferrals may be elected, amounts deferred accrue interest at rates ranging from 17-22 percent annually, based on age at the time of deferral, with a reduction to a guaranteed rate based on 10-year Treasury obligations if a participant terminates prior to a change-in-control for a reason other than death, disability or retirement. Interim distributions in an amount between 85 percent and 100 percent of the amount originally deferred are made in the eighth through the eleventh years following the year of deferral, with the amount remaining in a participant's account and accrued interest generally paid monthly over the 15 years following retirement at age 65. Certain restrictions and limitations apply on payments and distributions. Under other deferral agreements, non-employee directors have deferred and may defer amounts, which generally accrue interest at a rate tied to 10-year Treasury obligations. Finally, under the First Tennessee National Corporation Nonqualified Deferred Compensation Plan, non-employee directors are permitted to defer compensation. Returns on amounts deferred by a non-employee director are indexed to the performance of certain mutual funds selected from a menu of mutual funds by the non-employee director. These mutual funds merely serve as the measuring device to determine the director's rate of return, and the director has no ownership interest in the mutual funds selected. First Tennessee hedges its obligations under this plan.

                          STOCK OWNERSHIP INFORMATION

    We know of no person who owned beneficially, as that term is defined by Rule 13d-3 of the Securities Exchange Act of 1934, more than five percent (5%) of our common stock on December 31, 2003.

    The following table sets forth certain information as of December 31, 2003, concerning beneficial ownership of our common stock by each director and nominee, each executive officer named in the Summary Compensation Table, and directors and executive officers as a group:


                                                    STOCK OWNERSHIP TABLE

                     NAME OF                      SHARES BENEFICIALLY   STOCK UNITS IN DEFERRAL   TOTAL AND PERCENT
               BENEFICIAL OWNER                       OWNED(1)               ACCOUNTS(2)            OF CLASS(3)
               ----------------                       --------               -----------            -----------
Robert C. Blattberg............................          38,502(4)                --                    38,502
Charles G. Burkett.............................         117,747(5)                --                     117,747
George E. Cates................................          71,268(4)                --                    71,268
J. Kenneth Glass...............................         758,570(5)              91,373                 849,943
James A. Haslam, III...........................          62,048(4)                --                    62,048
Ralph Horn.....................................       1,598,253(5)             319,487               1,917,740
Larry B. Martin................................         149,375(5)              19,535                 168,910
R. Brad Martin.................................          77,622(4)                --                    77,622
Vicki R. Palmer................................          76,886(4)                --                    76,886
Michael D. Rose................................         104,159(4)                --                   104,159
Mary F. Sammons................................           8,023(4)                --                     8,023
William B. Sansom..............................         100,760(4)                --                   100,760
Elbert L. Thomas, Jr...........................         256,011(5)              34,309                 290,320
Jonathan P. Ward...............................           8,341(4)                --                     8,341
Luke Yancy III.................................          16,653(4)                --                    16,653
Directors and Executive Officers as a Group
  (22 persons).................................       4,556,856(5)             526,427               5,083,283


(1) The respective directors, nominees and officers have sole voting and investment powers with respect to all of such shares except as specified in notes (4) and (5). Amounts in the second column do not include stock units in the third column.

(2) Our stock option program permits participants to defer receipt of shares upon the exercise of options and our restricted stock incentive plan permitted participants to defer receipt of shares prior to the lapsing of restrictions imposed on restricted stock awards. Amounts in the third column reflect the number of shares deferred that a participant has the right to receive on a future date. These shares are not currently issued and are not considered to be beneficially owned for purposes of Rule 13d-3, but are reflected in a deferral account on our books as phantom stock unit or restricted stock units.

(3) No individual director, nominee or executive officer, except for Mr. Horn, who retired on December 31, 2003, beneficially owns more than one (1%) percent of our common stock that is outstanding. Mr. Horn beneficially
     owns   % including stock units (or   % excluding stock units). The
     percentage of common stock outstanding owned by the director and executive officer group ( %) includes stock units. The percentage would be % with stock units excluded.

(4) Includes the following shares of restricted stock with respect to which the non-employee director possesses sole voting power, but no investment power:
     Dr. Blattberg -- 1,400; Mr. Cates -- 2,200; Mr. Haslam -- 3,800;
     Mr. Martin -- 2,600; Ms. Palmer -- 2,600; Mr. Rose -- 800; Ms.
     Sammons -- 8,000; Mr. Sansom -- 1,200; Mr. Ward -- 8,000; and
     Mr. Yancy -- 6,800. Includes the following shares as to which the named non-employee directors have the right to acquire beneficial ownership through the exercise of stock options granted under our director plans, all of which are 100% vested: Dr. Blattberg -- 30,742; Mr. Cates -- 55,806; Mr. Haslam -- 43,986; Mr. Martin -- 35,009; Ms. Palmer -- 68,778;
     Mr. Rose -- 64,972; Ms. Sammons -- 0; Mr. Sansom -- 84,916; Mr. Ward -- 91;
     and Mr. Yancy -- 7,094.

(5) Includes the following shares of restricted stock with respect to which the named person or group has sole voting power but no investment power:
     Mr. Burkett -- 32,409; Mr. Glass -- 115,645; Mr. Horn -- 49,258;
     Mr. Martin -- 32,409; Mr. Thomas -- 29,209 and the director and executive officer group -- 398,525. Includes the following shares as to which the named person or group has the right to acquire beneficial ownership within 60 days through the exercise of stock options granted under our stock option plans: Mr. Burkett -- 38,434; Mr. Glass -- 354,057; Mr. Horn -- 730,448; Mr. Martin -- 74,640;
     Mr. Thomas -- 147,889 and the director and executive officer group -- 1,800,747. Also includes shares held at December 31, 2003 for 401(k) Savings Plan accounts.


                    VOTE ITEM NO. 1 -- ELECTION OF DIRECTORS

    The Board of Directors is divided into three classes. The term of office of each class expires in successive years. The term of Class II directors expires at this annual meeting. The terms of Class III and Class I directors expire at the 2005 and 2006 annual meetings, respectively. The Board of Directors proposes the election of four Class II directors, each of whom is an incumbent, and one Class III director, Ms. Sammons, who was elected by the Board of Directors in October 2003 and whose term, under Tennessee law, expires at the next annual meeting of shareholders following her election by the Board. Each Class II director elected at the meeting will hold office until the 2007 annual meeting of shareholders or until his or her successor is elected and qualified, and if she is elected at the meeting, Ms. Sammons will hold office until the 2005 annual meeting of shareholders or until her successor is elected and qualified.

    If any nominee proposed by the Board of Directors is unable to accept election, which the Board of Directors has no reason to anticipate, the persons named in the enclosed form of proxy will vote for the election of such other persons as management may recommend, unless the Board decides to reduce the number of directors pursuant to the Bylaws.

    We have provided below certain information about the nominees and directors (including age, current principal occupation, which has continued for at least five years unless otherwise indicated, name and principal business of the organization in which his or her occupation is carried on, directorships in other reporting companies, and year first elected to our Board). All of our directors are also directors of the Bank. Director committee appointments are disclosed in a table in the 'Corporate Governance and Board Matters' section of this proxy statement above.

                             NOMINEES FOR DIRECTOR
                                    Class II
             For a Three Year Term Expiring at 2007 Annual Meeting

    ROBERT C. BLATTBERG (61) is the Polk Brothers Distinguished Professor of Retailing, J. L. Kellogg Graduate School of Management, Northwestern University, Evanston, Illinois. Dr. Blattberg has been a director since 1984.

    J. KENNETH GLASS (57) is Chairman of the Board, President and Chief Executive Officer of First Tennessee and the Bank. Mr. Glass was elected Chairman of the Board in October 2003, effective January 1, 2004, and President and Chief Executive Officer in July 2002. From July 2001 through July 2002,
Mr. Glass was President and Chief Operating Officer of First Tennessee and the Bank. From April 1999 through July 2001, he was President -- Retail Financial Services of the Bank and from April 2000 through July 2001, President -- Retail Financial Services of First Tennessee. Prior to April 1999, he was President-Tennessee Banking Group of the Bank and prior to April 2000, he was Executive Vice President of First Tennessee. Mr. Glass is a director of one other public company, FedEx Corporation. He has been a director since 1996.

    MICHAEL D. ROSE (62) is Chairman of Gaylord Entertainment Company, Nashville, Tennessee, a diversified hospitality and entertainment company. Prior to April 2001, Mr. Rose was a private investor. Mr. Rose is director of four other public companies, Gaylord Entertainment Company, Darden Restaurants, Inc., FelCor Lodging Trust, Inc., and Stein Mart, Inc. Mr. Rose has been a director since 1984.

    LUKE YANCY III (54) is President and Chief Executive Officer of Mid-South Minority Business Council, Memphis, Tennessee, a nonprofit organization that promotes minority and women business enterprises. Prior to June 2000, Mr. Yancy was President, West Region, of AmSouth Bank and, prior to its acquisition by AmSouth in 1999, First American Bank. Mr. Yancy has been a director since October 2001.

                                   Class III
                     For the Remainder of a Three Year Term
                        Expiring at 2005 Annual Meeting

    MARY F. SAMMONS (57) has been President and Chief Executive Office of Rite Aid Corporation ('Rite Aid'), a retail drug store chain, since June 25, 2003, and she has been a member of the Rite Aid Board of Directors since December 5, 1999. She served as President and Chief Operating Officer of Rite Aid from December 5, 1999 to June 25, 2003. From January 1998 to December 1999,
Ms. Sammons was President and Chief Executive Officer of Fred Meyer Stores, Inc., which during that period was acquired by The Kroger Company. Ms. Sammons has been a director since her election by the Board of Directors in October 2003.

                              CONTINUING DIRECTORS
                                   Class III
                      Term Expiring at 2005 Annual Meeting

    GEORGE E. CATES (66) is the retired Chairman of the Board of Mid-America Apartment Communities, Inc. ('Mid-America'), Memphis, Tennessee, a real estate investment trust. Mr. Cates retired as Chairman of Mid-America in September 2002. Prior to October 2001, he was also Chief Executive Officer of Mid-America. Mr. Cates is a director of one other public company, Mid-America.
Mr. Cates has been a director of the Corporation since 1996.

    JAMES A. HASLAM, III (49) is Chief Executive Officer of Pilot Travel Centers, LLC, Knoxville, Tennessee, a national operator of travel centers, and he remains CEO of Pilot Corporation. Mr. Haslam is a director of one other public company, Ruby Tuesday, Inc. Mr. Haslam has been a director since 1996.

                                    Class I
                      Term Expiring at 2006 Annual Meeting

    R. BRAD MARTIN (52) is Chairman of the Board and Chief Executive Officer of Saks Incorporated, Birmingham, Alabama, a retail merchandising company.
Mr. Martin is a director of two other public companies, Saks Incorporated and Harrah's Entertainment, Inc. He has been a director since 1994.

    VICKI R. PALMER (50) is Executive Vice President, Financial Services and Administration, Coca-Cola Enterprises Inc. ('CCE'), Atlanta, Georgia, a bottler of soft drink products. Until January 2004, Ms. Palmer served as Corporate Senior Vice President, Treasurer, and Special Assistant to the CEO of CCE. Prior to December 1999, she was Corporate Vice President and Treasurer of CCE. Ms. Palmer is a director of one other public company, Haverty Furniture Companies, Inc. She has been a director since 1993.

    WILLIAM B. SANSOM (62) is Chairman of the Board and Chief Executive Officer of The H. T. Hackney Co., Knoxville, Tennessee, a diversified wholesale distribution firm serving the food, gas, oil and industrial markets in the Southeast. He is a director of two other public companies, Martin Marietta Materials, Inc. and Astec Industries, Inc. Mr. Sansom has been a director since 1984.

    JONATHAN P. WARD (49) is Chairman and Chief Executive Officer of The ServiceMaster Company ('ServiceMaster'), Downers Grove, Illinois, a company that provides consumer services and supportive management services. Prior to April 2002, Mr. Ward was President and Chief Executive Officer of ServiceMaster, and prior to January 2001, he was President and Chief Operating Officer of R. R. Donnelly & Sons Company. Mr. Ward is a director of two other public companies, ServiceMaster and J. Jill Group, Inc. Mr. Ward has been a director since 2003.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR ITEM NO. 1.

           VOTE ITEM NO. 2 -- APPROVAL OF AN AMENDMENT TO OUR CHARTER
                               CHANGING OUR NAME

    At its January 20, 2004 meeting, the Board of Directors unanimously adopted resolutions to change our name to First Horizon National Corporation, subject to the approval of our shareholders. The change in corporate name is accomplished by adopting and approving an amendment to our Charter and will become effective upon the filing of an amended and restated Charter with the Secretary of State of the State of Tennessee. We intend to file the amended and restated Charter promptly after the annual meeting, should our shareholders approve the change in corporate name. The proposed amendment to our Charter is as follows:

    RESOLVED, that, contingent upon shareholder approval at the Annual Meeting of Shareholders on April 20, 2004, Article 1 of the Charter be, and it hereby is, deleted in its entirety, and that the following be substituted therefor:

    1. NAME.

    The name of the Corporation shall be: FIRST HORIZON NATIONAL CORPORATION.

                           Reason For the Name Change
                           --------------------------

    The Board of Directors believes that it is in the best interests of First Tennessee and our shareholders to change First Tennessee's name to one that we believe more accurately reflects our current national presence as well as our national business strategy and eliminates the regional focus suggested by the current name. First Tennessee and its subsidiaries have more than 800 offices in 40 states with more than half of our customers residing outside of the State of Tennessee. Our lead bank, First Tennessee Bank National Association, which is headquartered in Tennessee, will retain its name.

                           Effect of the Name Change
                           -------------------------

    Voting and other rights that accompany our common stock will not be affected by the change of our corporate name. All outstanding stock certificates representing common stock issued prior to the effective date of the change in corporate name will continue to represent our shares, remain authentic, and will not be required to be returned to us or our transfer agent for re-issuance. New stock certificates issued upon the transfer of shares of common stock after the change in corporate name will bear the new corporate name, First Horizon National Corporation, and will have a new CUSIP number. Our trading symbol, 'FTN,' will also change to 'FHN' as a result of the change in corporate name.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR ITEM NO. 2.

VOTE ITEM NO. 3 -- APPROVAL OF AN AMENDMENT TO OUR 2003 EQUITY COMPENSATION PLAN

                                    General
                                    -------

    The 2003 Equity Compensation Plan was adopted by the Board of Directors and approved by our shareholders on April 15, 2003. In January and February of 2004, our Board of Directors and the Compensation Committee adopted and approved an amendment to the 2003 Equity Compensation Plan (as amended, the '2003 Plan') which increases the maximum number of shares which may be issued with respect to awards under the 2003 Plan from 3,000,000 to 4,000,000 and increases the maximum number of shares of that 4,000,000 which may be issued with respect to awards other than options from 300,000 to 1,300,000, subject to the approval of our shareholders. Another amendment added stock appreciation rights as a new type of award that can be made under the 2003 Plan. Under this vote item, shareholders are being asked to approve the increase in the number of shares that may be awarded under the 2003 Plan. The Amended and Restated 2003 Equity Compensation Plan is attached to this Proxy Statement as Appendix A.

    As of the Record Date,         shares of restricted stock had been awarded
under the 2003 Plan, options to purchase an aggregate of         shares of
common stock were outstanding under the 2003 Plan, and there was a total of shares available for future grant under the 2003 Plan. The Board of Directors believes that it is necessary to continue to grant awards under the 2003 Plan in order to attract, retain and motivate officers, employees, and non-employee directors. The Board of Directors believes that the current remaining shares are insufficient for this purpose.

    The following is a summary of the material features of the 2003 Plan, as amended January 20, 2004, and is qualified in its entirety by reference to the complete text of the 2003 Plan.

                            Purpose of the 2003 Plan
                            ------------------------

    The purpose of the 2003 Plan is to promote the interests of First Tennessee by attracting, retaining and motivating officers, employees and non-employee directors of First Tennessee and its subsidiaries by means of performance related incentives designed to achieve long range performance goals and linking their compensation to the long-term interests of shareholders. All officers, employees and non-employee directors of First Tennessee and its subsidiaries and all 'regional board members' (as defined under the 2003 Plan) are eligible to receive awards ('Awards') under the 2003 Plan which may consist of grants of options, restricted stock, restricted stock units, performance awards, and stock appreciation rights, or any combination thereof. As of February 17, 2004, First Tennessee and its subsidiaries had approximately 1,351 officers, 10,552 employees and 10 non-employee directors, and there were approximately 150 regional board members.

                                 Administration
                                 --------------

    The Board has appointed the Corporation's Compensation Committee to administer the 2003 Plan. Committee eligibility requirements are described in
Section 2 of the 2003 Plan. The members of the Committee may be removed by the Board at its discretion. The Board, in its discretion, may also administer the 2003 Plan and, in such a case, has all of the rights, powers and authority of the Committee.

    Subject to certain limitations, the Committee has the power and authority in its discretion to, among other things, (i) select the persons to whom Awards will be made, (ii) determine the type, timing, terms and conditions of any Awards, including the number of shares of common stock subject to any Award,
(iii) interpret and administer the 2003 Plan and any instrument or agreement relating to the 2003 Plan or any Awards granted pursuant to the 2003 Plan, and
(iv) establish, amend, suspend or waive such rules and regulations as it shall deem appropriate for the proper administration of the 2003 Plan.

    Notwithstanding the immediately preceding paragraph, only the Board has the power and authority to make Awards to non-employee directors and to determine the type, timing, terms and conditions of those Awards.

                                   Amendment
                                   ---------

    The Board may amend, alter, modify, suspend, discontinue or terminate the 2003 Plan at any time, except that the Board may not amend the 2003 Plan in violation of any law. However, no such action may materially prejudice the rights of any holder of an Award that was granted prior to the date of such action, without the consent of such holder.

                       Maximum Number of Shares Available
                       ----------------------------------

    Subject to adjustment as described below, the maximum number of shares of common stock which may be issued with respect to Awards is 3,000,000 of which no more than 300,000 may be issued with respect to Awards other than options, and no participant may, in any calendar year, receive options with respect to more than 500,000 shares of common stock. If the amendment to the 2003 Plan is approved, the maximum number of shares of common stock which may be issued with respect to Awards will be 4,000,000 of which no more than 1,300,000 may be issued with respect to Awards other than options. The maximum number of shares of common stock available for Awards under the 2003 Plan, the number of shares of common stock covered by each outstanding Award, the number of shares of common stock that may be subject to Awards to any one participant and the price per share of common stock covered by each outstanding Award shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the common stock, and may be proportionately adjusted, as determined by the Board in its sole discretion, for any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by First Tennessee, or to reflect any distributions to holders of shares of common stock other than regular cash dividends.

    If any shares of common stock covered by an Award are forfeited, or if such Award is settled for cash or otherwise terminates, expires unexercised or is cancelled without delivery of such shares, such shares of common stock (or portion thereof) will again be available for issuance under the 2003 Plan. If any option or other Award granted under the 2003 Plan is exercised through the delivery of shares of common stock by a participant or if withholding tax liabilities arising from such Award are satisfied by the withholding of shares of common stock by First Tennessee from the total number of shares that would otherwise have been delivered to the participant, the number of shares of common stock available for Awards under the 2003 Plan shall be increased by the number of shares so surrendered or withheld.

    On February 27, 2004, the closing price of the common stock on the New York
Stock Exchange was $      per share.

                                 Types of Awards
                                 ---------------

    Options. The Committee may grant options to purchase a specified number of shares of common stock. Options granted under the 2003 Plan will not qualify as 'incentive stock options' under Section 422 of the Tax Code. The number of shares of common stock subject to any grant of options, the exercise price and all other conditions and limitations applicable to the exercise of any options will be determined by the Committee. Notwithstanding the preceding sentence, except in limited circumstances described in the 2003 Plan, the exercise price of an option may not be less than 100% of the fair market value of the shares of common stock with respect to which the option is granted on the date of such grant. No option shall be exercisable after the expiration of ten years from the date such option was granted.

    Restricted Stock and Restricted Stock Units. Awards of restricted stock and restricted stock units are grants of common stock or stock units that are subject to a risk of forfeiture or other restrictions that lapse upon the occurrence of certain events and the satisfaction of certain conditions, as determined by the Committee in its discretion. The value of a restricted stock unit must equal the fair market value of one share of common stock on the date of the grant. Any awards of restricted stock or restricted stock units will be subject to such conditions, restrictions and contingencies as the Committee determines. Restricted stock units are payable, at the Committee's discretion, in cash, shares of common stock, other securities or other property.

    Performance Awards. The Committee may, in its discretion, grant a performance award consisting of a right that is denominated in cash and/or shares of common stock, valued in accordance with the achievement of certain performance goals during certain performance periods as determined by the Committee, and payable at such time and in such form as the Committee shall determine. In determining the performance goals applicable to any performance award, the Committee must select one or a combination of the following financial performance measures of First Tennessee, its subsidiaries, or any operating unit, division, line of business, department, team or business unit thereof: stock price; dividends; total shareholder return; earnings per share; price/earnings ratio; market capitalization; book value; revenues; expenses; loans; deposits; non-interest income; net interest income; fee income; operating income before or after taxes; net income before or after taxes; net income before securities transactions; net or operating income excluding non-recurring charges; return on assets; return on equity; return on capital; cash flow; credit quality; service quality; market share; customer retention; efficiency ratio; strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals and goals relating to acquisitions or divestitures; and except in the case of a 'covered officer' (as defined under the 2003 Plan), any other performance criteria established by the Committee. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of First Tennessee (consolidated or unconsolidated) and/or the past or current performance of other companies, the performance of other companies over one or more years or an index of the performance of other companies, markets or economic metrics over one or more years, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders' equity and/or shares of common stock outstanding, or to assets or net assets.

    The Committee may also grant restricted stock and restricted stock units to 'covered officers' (as defined under the 2003 Plan) that vest or become exercisable upon the achievement of certain performance goals specified by the Committee, subject to the limitations described in the immediately preceding paragraph.

    The maximum annual number of shares of common stock in respect of which all performance-based Awards (whether restricted stock, restricted stock units or performance awards) may be granted to a participant under the 2003 Plan is 100,000 and the maximum annual amount of any Awards settled in cash to a participant under the 2003 Plan is $4,000,000.

    Stock Appreciation Rights. Stock appreciation rights ('SARs') may be granted under the 2003 Plan. Upon exercise of an SAR, the participant will be entitled to receive the excess of the fair market value on the exercise date of the common shares underlying the SAR over the aggregate base price applicable to such shares; provided that the base price per share may not be less than the fair market value of such shares on the grant date. Distributions to the participant may be made in common stock, in cash, or in a combination of stock and cash, as determined by the Committee or the Board.

                               Change in Control
                               -----------------

    Upon a 'change in control' (as defined under the 2003 Plan) of First Tennessee, all Awards outstanding under the 2003 Plan will vest, become immediately exercisable or payable or have all restrictions lifted, as the case may be.

                      Effect of Termination of Employment
                      -----------------------------------

    The Committee has discretion to determine the terms and conditions that will apply to any outstanding Award upon the 'termination of employment' (as defined under the 2003 Plan) of a participant, and such terms and conditions will be set forth in an Award agreement.

                        Federal Income Tax Consequences
                        -------------------------------

    The following is a summary of the current federal income tax treatment related to grants of Awards under the 2003 Plan. This summary is not intended to, and does not, provide or supplement tax advice to participants. Participants in the 2003 Plan are advised to consult with their own independent tax advisors with respect to the specific tax consequences that, in light of their particular circumstances, might arise in connection with their receipt of any Awards under the 2003 Plan, including any state or local tax consequences and the effect, if any, of gift, estate and inheritance taxes.

    Options. No taxable income is realized by a participant upon the grant of an option under the 2003 Plan. Upon exercise of an option granted under the 2003 Plan, the participant would include in ordinary income an amount equal to the excess, if any, of the fair market value of the shares of common stock issued to the participant pursuant to such exercise (the 'Option Shares') at the time of exercise over the purchase price. First Tennessee would be entitled to a deduction on exercise of the option for the amount includible in the participant's income.

    Restricted Stock. No taxable income is realized by a participant upon the award of restricted common stock. Prior to the lapse of restrictions on such shares, any dividends received on such shares will be treated as ordinary compensation income. Upon the lapse of restrictions, the participant would include in ordinary income the amount of the fair market value of the shares of common stock at the time the restrictions lapse.

    Any participant may, however, make an election under Section 83(b) of the Tax Code (an '83(b) election') within 30 days after receipt of restricted common stock to take into income in the year the restricted common stock is transferred by First Tennessee to such participant an amount equal to the fair market value of the restricted common stock on the date of such transfer (as if the restricted stock were unrestricted). If such election is made, the participant
(i) will have no taxable income at the time the restrictions actually lapse,
(ii) will have a capital gains holding period beginning on the transfer date and
(iii) will have dividend income with respect to any dividends received on such shares. If the restricted common stock subject to the 83(b) election is subsequently forfeited, however, the participant is not entitled to a deduction or tax refund.

    Any appreciation or depreciation in such shares from the time the restrictions lapse (or the 83(b) election is made) to their subsequent disposition should be taxed as a short-term or long-term gain or loss, as the case may be. First Tennessee would be entitled to a federal income tax deduction for the year in which the participant realizes ordinary income with respect to the restricted common stock in an amount equal to such income.

    Restricted Stock Units. No taxable income will be realized by a participant upon the grant of restricted stock units and no taxable income will be realized at the times the restricted stock units vest. At the time payment is made with respect to restricted stock units granted under the 2003 Plan, the participant will realize ordinary income in an amount equal to the cash received or the fair market value of the shares of common stock received. First Tennessee would be entitled to a deduction at the time of payment in an amount equal to such income.

    Stock Appreciation Rights. A participant does not recognize ordinary income upon the receipt of a stock appreciation right under the 2003 Plan. Upon exercise of the stock appreciation right and receipt of cash or unrestricted stock, the participant would recognize ordinary income in an amount equal to the payment received or the fair market value of the unrestricted stock. First Tennessee would be entitled to a deduction at the time of payment in an amount equal to such income.

                                 PLAN BENEFITS
                                   2003 PLAN

                                                                 NUMBER OF AWARDS GRANTED FROM ITS
                                                                INCEPTION TO DECEMBER 31, 2003 (1)
                                                              ---------------------------------------
               NAME AND PRINCIPAL POSITION(2)                 DOLLAR VALUE ($)   RESTRICTED STOCK (#)
               ------------------------------                 ----------------   --------------------
Ralph Horn..................................................            --                  --
J. Kenneth Glass............................................     3,275,534              78,900
Charles G. Burkett..........................................       498,180              12,000
Larry B. Martin.............................................       498,180              12,000
Elbert L. Thomas, Jr........................................       440,059              10,600
All Executive Officers as a Group...........................     7,209,692             172,644
All Directors (who are not Executive Officers) as a Group...     1,167,637              27,800
All Employees (who are not Executive Officers) as a Group...            --                  --

(1) No options were granted under the 2003 Plan during 2003.
(2) See Summary Compensation Table for principal position.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR ITEM NO. 3.

                      EQUITY COMPENSATION PLAN INFORMATION

    The following table provides information as of December 31, 2003 with respect to shares of First Tennessee common stock that may be issued under our existing equity compensation plans, including the 1990 Stock Option Plan (the '1990 Plan'), the 1995 Employee Stock Option Plan (the '1995 Plan'), the 1997 Employee Stock Option Plan (the '1997 Plan'), the 2000 Employee Stock Option Plan (the 'Executive Plan'), 2003 Equity Compensation Plan, not including the 1,000,000 shares for which shareholder approval is being sought under Vote Item No. 3, (the '2003 Plan'), the 2000 Non-employee Directors' Deferred Compensation Stock Option Plan (the 'Directors' Plan'), the 1995 Non-employee Directors' Deferred Compensation Stock Option Plan (the '1995 Directors' Plan'), the 1991, 1997 and 2002 Bank Director and Advisory Board Member Deferral Plans (the 'Advisory Board Plans') and the 2002 Management Incentive Plan (the 'MIP').

    The table includes information with respect to shares subject to outstanding options granted under equity compensation plans that are no longer in effect. Footnotes (4) and (5) to the table set forth the total number of shares of First Tennessee common stock issuable upon the exercise of options under the expired plans as of December 31, 2003. No additional options may be granted under those expired plans.

                      EQUITY COMPENSATION PLAN INFORMATION

                                                           A                    B                         C
                                                  --------------------   ----------------   ------------------------------
                                                                                                 NUMBER OF SECURITIES
                                                                                            REMAINING AVAILABLE FOR FUTURE
                                                  NUMBER OF SECURITIES   WEIGHTED AVERAGE       ISSUANCE UNDER EQUITY
                                                   TO BE ISSUED UPON      EXERCISE PRICE          COMPENSATION PLANS
                                                      EXERCISE OF         OF OUTSTANDING        (EXCLUDING SECURITIES
PLAN CATEGORY                                     OUTSTANDING OPTIONS        OPTIONS            REFLECTED IN COLUMN A)
-------------                                     -------------------        -------            ----------------------
Equity Compensation Plans Approved by
 Shareowners(1).................................         4,132,145(4)         $23.97                    4,010,751(2)
Equity Compensation Plans Not Approved by
 Shareowners(3).................................        16,990,916(5)         $30.86                    1,605,790
Total...........................................        21,973,675(6)         $29.51                    5,827,353(7)

(1)  Consists of the Executive Plan, Directors' Plan, 1995
     Directors' Plan, 1995 Plan, 1990 Plan, the 2003 Plan and the
     MIP.

(2) Includes shares available for future issuance under the MIP. As of December 31, 2003, an aggregate of 200,000 shares of First Tennessee common stock were available for issuance under the MIP. As of December 31, 2003, an aggregate of 99,556 shares were available for restricted stock grants under the 2003 Plan.

(3)  Consists of the 1997 Plan and the Advisory Board Plans.

(4) Includes information for equity compensation plans that have expired. The Directors' Plan and the 1990 Plan were approved by shareholders in 1995 and 1990, respectively. The plans expired June 1999 and April 2000. As of December 31, 2003, a total of 1,003,248 shares of First Tennessee common stock were issuable upon the exercise of outstanding options under these expired plans. No additional options may be granted under these expired plans.

(5) Includes information for equity compensation plans that have expired. The 1997 Bank Director and Advisory Board Member Deferral Plan and the 1991 Bank Director and Advisory Board Member Deferral Plan expired in January 2002 and January 1997, respectively. As of December 31, 2003, a total of 111,201 shares of First Tennessee common stock were issuable upon the exercise of outstanding options under the expired plans. No additional options may be granted under these expired plans.

(6) Includes 850,614 shares of First Tennessee common stock to be issued at the end of specified deferral periods set forth in individual deferral agreements.

(7) Includes 210,812 shares of First Tennessee common stock underlying restricted stock units granted under the 1992
     Restricted Stock Plan.

     Description of Equity Compensation Plans Not Approved by Shareholders
     ---------------------------------------------------------------------

    The 1997 Plan. The 1997 Plan was adopted by the Board of Directors on April 16, 1996 and will expire in April 2006. The 1997 Plan provides for granting of nonqualified stock options.

    Options granted under the 1997 Plan have been granted to all employees of the Corporation under our FirstShare and management option programs. The FirstShare program is a broad-based employee plan, where all employees of the Corporation receive a stock option award annually, except for management level employees who receive annual stock option awards under the management option program. The FirstShare options vest 100% after three years and have a term of 10 years. The management options vest 50% after 3 years and 50% after 4 years, unless a specified stock price is achieved within the 3 year period. The management options have a term of 7 years. In addition to the above, certain employees may elect to defer a portion of their annual compensation into stock options. These options vest after 6 months and have a term of 20 years. The options vest on an accelerated basis in the event of a change in control of First Tennessee. All options granted under the 1997 Plan have an exercise price equal to the fair market value on the date of grant. Notwithstanding the above, the option price per share may be less than 100% of the fair market value of the share at the time the option is granted if the employee has entered into an agreement with the Corporation to receive a stock option grant in lieu of compensation and the amount of compensation foregone when added to the cash exercise price of the options equals at least the fair market value of the shares on the date of grant.

    As of December 31, 2003, options covering 16,863,717 shares of First Tennessee common stock were outstanding under the 1997 Plan, 1,422,112 shares remained available for future option grants, and options covering 3,743,083 shares had been exercised during the year. Of the options outstanding, approximately 45% were issued in connection with employee cash deferral elections. The Corporation received approximately $53,254,229 in cash deferrals to offset a portion of the exercise price. Of the 1,422,122 shares remaining available for future option grants, approximately 90% of options to be granted will have an option term of 10 years or less.

    The 1997 Plan is included as Exhibit 10(c) in our Form 10-Q for the quarter ended September 30, 2002, filed with the SEC.

    The Advisory Board Plans. The Advisory Board Plans were adopted by the Board of Directors in October 2001, January 1997 and January 1991. The 2002 Advisory Board Plan will expire on January 1, 2007 and the 1997 and 1991 plans expired in 2002 and 1997, respectively. The 2002 Advisory Board Plan provides granting of nonqualified stock options to bank regional and advisory board members who choose to forego board fees and retainers in exchange for stock options on shares of First Tennessee common stock.

    Options granted under the 2002 Advisory Board Plan have been granted only to regional and advisory board members who are not employees. The options are granted in lieu of the participants receiving retainers or attendance fees for bank board and advisory board meetings. The number of shares subject to grant will be the amount of fees/retainers earned divided by one half of the fair market value of one share of common stock on the date of option grant. The exercise price plus the amount of fees foregone will equal the fair market value of the stock on the date of the grant. The options vest after 6 months and have a term of 20 years. In February 2004, the Compensation Committee recommended that the Board of Directors amend the Advisory Board Plan at the April Board meeting to limit the terms of the options granted under the plan to 10 years.

    As of December 31, 2003, options covering 126,799 shares of First Tennessee common stock were outstanding under the Advisory Board Plans, 183,678 shares remained available for future option grants, and options covering 16,596 shares had been exercised during the year.

    The Advisory Board Plans are included as Exhibits 10(s), 10(t) and 10(u) to our 2002 Form 10-K.

           VOTE ITEM NO. 4 -- RATIFICATION OF APPOINTMENT OF AUDITORS

                        Appointment of Auditors for 2004
                        --------------------------------

    KPMG LLP audited our annual financial statements for the year 2003. The Audit Committee has appointed KPMG LLP to be our auditors for the year 2004. Although not required by law, regulation or the rules of the New York Stock Exchange, the Board has determined, as a matter of good corporate governance and consistent with past practice, to submit to the shareholders as Vote Item No. 4 the ratification of KPMG LLP's appointment as our auditors for the year 2004, and with the recommendation that the shareholders vote for Item No. 4. Representatives of KPMG LLP are expected to be present at the annual meeting of shareholders with the opportunity to make a statement and to respond to appropriate questions.

                         Change in Auditors During 2002
                         ------------------------------

    On May 15, 2002, we dismissed our independent public accountants, Arthur Andersen LLP ('Arthur Andersen'), and engaged KPMG LLP to serve as our independent public accountants for fiscal year 2002. The decision was approved by our Board of Directors upon the recommendation of the Audit Committee of the Board of Directors.

    Arthur Andersen's reports on the consolidated financial statements of First Tennessee as of and for the years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

    During the two fiscal years of First Tennessee ended December 31, 2001 and the subsequent interim period through May 15, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports.

    None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred within the two fiscal years of First Tennessee ended December 31, 2001 or within the subsequent interim period through May 15, 2002.

    We provided Arthur Andersen with a copy of the foregoing disclosures and attached a copy of Arthur Andersen's letter, dated May 15, 2002, stating its agreement with such statements as an exhibit to the Form 8-K that we filed on May 16, 2002.

    During the two fiscal years of First Tennessee ended December 31, 2001, and the subsequent interim period through May 15, 2002, we did not consult with KPMG LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) or
(ii) of Regulation S-K.

               Fees Billed to Us by Auditors During 2002 and 2003

    The table below and the paragraphs following it provide information regarding the fees billed to us by KPMG LLP during 2002 and 2003 for services rendered in the categories of audit fees, audit-related fees, tax fees and all other fees.

                                                                 2002         2003
                                                                 ----         ----
Audit Fees                                                    $  751,500   $1,031,500
Audit-Related Fees                                               328,500      385,000
Tax Fees                                                       1,052,770       17,200
All Other Fees                                                    27,000       61,638
                                                              ----------   ----------
    Total                                                     $2,159,770   $1,495,338
                                                              ----------   ----------
                                                              ----------   ----------

    Audit Fees. For the years 2002 and 2003, the aggregate fees billed to us by KPMG LLP for professional services rendered for the audit of our financial statements and review of the financial statements in our Form 10-Q's or for services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements were, respectively, $751,500 and $1,031,500.

    Audit-Related Fees. For the years 2002 and 2003, the aggregate fees billed to us by KPMG LLP for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under 'Audit Fees' above were, respectively, $328,500 and $385,000. The amount for 2002 consists of ERISA audits, audits of subsidiaries, compliance attestation and other procedures, and the amount for 2003 includes all of these and, in addition, reports on controls placed in operation and tests of operating effectiveness.

    Tax Fees. For the years 2002 and 2003, the aggregate fees billed to us by KPMG LLP for professional services for tax compliance, tax advice, and tax planning were, respectively, $1,052,770 and $17,200. Included in the amount for 2002 is $1 million for tax planning services rendered prior to KPMG LLP's engagement as our auditor. The amount for 2003 consists primarily of fees for tax compliance.

    All Other Fees. For the years 2002 and 2003, the aggregate fees billed to us by KPMG LLP for products and services other than those reported under the three preceding paragraphs were, respectively, $27,000 and $61,638. The amount for both years relates to certain sales training for employees of a division of the Bank and tax preparation and planning for executives.

    In July 2003, the Audit Committee adopted a policy providing for pre-approval of all audit and non-audit services to be performed by KPMG LLP, as the registered public accounting firm that performs the audit of our consolidated financial statements that are filed with the SEC. A copy of the policy is attached to this proxy statement at pages C-6 through C-10 of Appendix
C. None of the services provided to us by KPMG LLP and described in the three paragraphs immediately preceding this one were approved pursuant to the de minimis exception of SEC Rule 2-01(c)(7)(i)(C).

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR ITEM NO. 4.

                                 OTHER MATTERS

    The Board of Directors, at the time of the preparation and printing of this proxy statement, knew of no other business to be brought before the meeting other than the matters described in this proxy statement. If any other business properly comes before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

                         SHAREHOLDER PROPOSAL DEADLINES

    If you intend to present a shareholder proposal at the 2005 annual meeting, it must be received by the Corporate Secretary, First Tennessee National Corporation, P. O. Box 84, Memphis, Tennessee, 38101, not later than November 19, 2004, for inclusion in the proxy statement and form of proxy relating to that meeting.

    In addition, Sections 2.8 and 3.6 of our Bylaws provide that a shareholder who wishes to nominate a person for election to the Board or submit a proposal at a shareholder meeting must comply with certain procedures whether or not the matter is included in our proxy statement. These procedures require written notification to us, generally not less than 90 nor more than 120 days prior to the date of the shareholder meeting. If, however, we give fewer than 100 days' notice or public disclosure of the shareholder meeting date to shareholders, then we must receive the shareholder notification not later than 10 days after the earlier of the date notice of the shareholder meeting was mailed or publicly disclosed. The shareholder must disclose certain information about the nominee or item proposed, the shareholder and any other shareholders known to support the nominee or proposal. Section 2.4 of our Bylaws provides that the date and time of the annual meeting will be the third Tuesday in April (or, if that day is a legal holiday, on the next succeeding business day that is not a legal holiday) at 10:00 a.m. Memphis time or such other date and/or such other time as our Board may fix by resolution. The meeting date for 2005, determined according to the Bylaws, is April 19, 2005. Thus, shareholder proposals submitted outside the process that permits them to be included in our proxy statement must be submitted to the Corporate Secretary between December 20, 2004 and January 19, 2005, or the proposals will be considered untimely. Untimely proposals may be excluded by the Chairman or our proxies may exercise their discretion and vote on these matters in a manner they determine to be appropriate.

                             EXECUTIVE COMPENSATION

    The Summary Compensation Table provides information for the last three years about Mr. Glass, who served during 2003 as Chief Executive Officer ('CEO') and our other four most highly compensated executive officers at year end 2003. All of the named officers are officers of both First Tennessee and the Bank. The amounts include all compensation earned during each year, including amounts deferred (which, if deferred into options, are disclosed only in the notes to the table and in column (g)), by the named officers for all services rendered in all capacities to us and our subsidiaries. Information is provided for each entire year in which an individual served during any portion of the year as an executive officer. Additional information is provided in tabular form below about option grants and exercises in 2003, year-end option values, long-term incentive plan awards and pension benefits, along with certain other information concerning compensation of executive officers. The report of the Board's Compensation Committee on executive compensation and information on compensation of directors are located in the 'Corporate Governance and Board Matters' section of this proxy statement above.

                           SUMMARY COMPENSATION TABLE

                                           ANNUAL COMPENSATION                            LONG-TERM COMPENSATION
                               -------------------------------------------   ------------------------------------------------
                                                                                   AWARD(S)                  PAYOUTS
                                                                             -----------------------   ----------------------
             (a)               (b)      (c)         (d)           (e)           (f)          (g)         (h)         (i)
                                                                                          SECURITIES
                                                                OTHER        RESTRICTED   UNDERLYING
                                                               ANNUAL          STOCK      OPTIONS/     LTIP      ALL OTHER
          NAME AND                     SALARY      BONUS      COMPENSATION    AWARD(S)      SARS       PAYOUTS   COMPENSATION
    PRINCIPAL POSITION(3)      YEAR     ($)         ($)        ($)(7)          ($)(1)      (#)(2)       ($)        ($)(9)
-----------------------------------------------------------------------------------------------------------------------------

Ralph Horn                     2003   $920,426    $       --     $    --      $       --         --      $ --       $350,900
 Chairman                      2002    912,411     1,305,033      11,913       1,380,686    162,438        --        376,286
 of the Board (retired)        2001    861,122     1,076,403      11,544              --     76,416        --        383,335
J. Kenneth Glass               2003    764,346(4)  1,272,416      11,913       2,075,750    133,365(4)     --        173,196
 Chairman of the Board,        2002    683,923(4)  1,014,420      11,913       1,065,269    237,353(4)     --        193,229
 President & CEO               2001    556,235(4)    454,676(4)    9,505              --     65,569(4)     --        189,136
Charles G. Burkett             2003    420,308       472,847       6,376              --     13,681        --         46,209
 President -- Retail Fin Svs/  2002    381,615(5)    432,692       6,376         600,016     14,390(5)     --         47,005
 Memphis Fin Services          2001    246,923(5)    155,952(5)    6,376              --     19,194(5)     --         33,812
Larry B. Martin                2003    420,308(8)    459,712(8)    6,376              --     13,681        --         50,530
 President -- Business Fin     2002    384,615(8)    384,615(8)    6,376         600,016     14,229        --         51,176
 Svs/Tennessee Fin Svs         2001    267,641       160,260       6,376              --      7,101        --         38,167
Elbert L. Thomas, Jr.          2003    371,030       463,788          --              --     12,077        --         29,821
 Executive Vice President &    2002    336,447       420,559          --         529,630     12,561        --         32,759
 Interest Rate Risk Mgr        2001    317,098       267,098(6)       --              --     22,275(6)     --         35,247

(1) Restricted stock awards are valued on the basis of a share of stock on the date of the award: $41.515 (4-17-2003) and $35.14 (2-26-2002). On 12-31-03, the named officers held the following shares of restricted stock (including RSU's described in the following sentence) with market values as indicated: Mr. Horn -- 159,192 shares ($7,028,326); Mr.
     Glass -- 135,961 shares ($6,002,678); Mr. Burkett -- 20,409 shares ($901,057); Mr. Martin -- 20,409 shares ($901,057);
     and Mr. Thomas -- 40,285 shares ($1,778,583)). The number of shares disclosed in the preceding sentence includes restricted stock units ('RSU's), described in note (2) to the Stock Ownership Table, with respect to which restrictions had not lapsed at 12-31-03, as follows: Mr. Horn -- 109,934 RSU's; Mr. Glass -- 49,216 RSU's; Mr.
     Thomas -- 21,676 RSU's; Messrs. Burkett and Martin -- 0 RSU's. Dividends are paid on restricted stock (and dividend equivalents are paid on RSU's) at the same rate as all other shares of common stock. Deferred dividend equivalents on RSU's accrue interest at a 10-year Treasury rate and are settled only in cash.

(2) All amounts represent shares subject to option. No stock appreciation rights (SAR's) were awarded.

(3)  Mr. Horn retired on December 31, 2003. Mr. Glass was elected
     Chairman of the Board on October 20, 2003, effective
     January 1, 2004, following Mr. Horn's retirement.

(4) In 2002, 2001 and 2000 Mr. Glass elected to receive a deferred compensation stock option in lieu of $50,000, $50,000, and $50,000 of his salary earned for the following year. The amounts in column (c) do not include these amounts, in lieu of which options for 1,142 shares, 1,139 shares, 1,368 shares, 1,315 shares, 3,482 shares and 3,546 shares (included in the amounts in column (g)) were granted on 1-2-04, 7-1-03, 1-2-03, 7-1-02, 1-2-02 and 7-2-01,
     respectively. In 2001 Mr. Glass received a deferred compensation stock option in lieu of $151,559 of his annual bonus. The amount in column (d) for 2001 does not include this amount, in lieu of which options for 21,565 shares (included in the amount in column (g)) were granted on 2-26-02.

(5) In 2001 and 2000 Mr. Burkett elected to receive a deferred compensation stock option in lieu of $3,000 and $3,000 of his salary earned for the following year. The amount in column (c) does not include this amount, in lieu of which options for 82, 79, 209 and 213 shares (included in the amounts in column (g)) were granted on 1-2-03, 7-1-02, 1-2-02 and 7-2-01, respectively. In 2000 Mr. Burkett elected to receive a deferred compensation stock option in lieu of $47,001 of his annual bonus for the following year. The amount in column (d) for 2001 does not include this amount, in lieu of which options for 6,686 shares (included in the amount in column (g)) were granted on 2-26-02. In 2001 Mr. Burkett received a deferred

                                              (footnotes continued on next page)

(footnotes continued from previous page)

     compensation stock option in lieu of $39,317 of his annual bonus earned for 2001. The amount in column (d) for 2001 does not include this amount, in lieu of which options for 5,594 shares (included in the amount in column (g)) were granted on 2-26-02.

(6) In 2000 Mr. Thomas elected to receive a deferred compensation stock option in lieu of a portion of his annual bonus for the following year. The amount in column (d) for 2001 does not include bonus of $50,000 in lieu of which options for 7,112 shares (included in the amounts in column
     (g)) were granted on 2-26-02.

(7) The amounts in column (e) for all years represent automobile allowance tax gross-up payments.

(8) In 2003, Mr. Martin elected to defer $275,827 of his annual bonus for the 2003 year into the First Tennessee National Corporation Nonqualified Deferred Compensation Plan that accrues earnings based on returns of various mutual fund investments. This amount is included in column (d) for the year 2003. In 2002 Mr. Martin elected to defer $288,461 of his annual bonus into the U.S. Treasury rate program. This amount is included in column (d) for the year 2002.

(9) Elements of 'All Other Compensation' for 2003 consist of the following:

                             ALL OTHER COMPENSATION

                                                           ABOVE      SURBEN/                             AUTO
                                                        MARKET RATE     SERP     FLEX $    401K MATCH   ALLOWANCE    TOTAL
                                                        -----------     ----     ------    ----------   ---------    -----
Mr. Horn..............................................   $102,672     $235,228   $ 7,000    $ 6,000      $    --    $350,900
Mr. Glass.............................................   $ 54,955     $ 89,379   $ 7,000    $ 5,712      $16,150    $173,196
Mr. Burkett...........................................   $     --     $ 22,559   $ 7,000    $ 6,000      $10,650    $ 46,209
Mr. Martin............................................   $    445     $ 27,012   $ 7,000    $ 5,423      $10,650    $ 50,530
Mr. Thomas............................................   $     --     $ 20,328   $ 7,000    $ 2,493      $    --    $ 29,821


    'Above Mkt Rate' represents above-market interest accrued on deferred compensation.

    'Sur Ben/SERP' represents insurance premiums with respect to our supplemental life insurance and excess pension plans. Under our Survivor Benefits Plan a benefit of 2 1/2 times final annual base salary is paid upon the participant's death prior to retirement (or 2 times final salary upon death after retirement). See the paragraph following the Pension Plan Table for a description of our Pension Restoration Plan ('SERP').

    'Flex $' represents First Tennessee's contribution to the Flexible Benefits Plan, based on salary, service and corporate performance.

    '401(k) Match' represents First Tennessee's 50% matching contribution to the 401(k) Savings Plan, which is based on the amount of voluntary contributions by the participant to the FTNC stock fund, up to 6% of compensation.

    The following table provides information about stock options granted during 2003 to the officers named in the Summary Compensation Table. No stock appreciation rights (SAR's) were granted during 2003.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

              INDIVIDUAL GRANTS
---------------------------------------------
                                (b) NUMBER OF   (c) % OF                                            (h) ALTERNATIVES
                                SECURITIES        TOTAL                                             TO (f) AND (g)
                                UNDERLYING      OPTIONS/SARS                                        GRANT DATE VALUE.
                                OPTIONS/SAR'S   GRANTED TO      (d) EXERCISE OR                      GRANT DATE
                                 GRANTED        EMPLOYEES IN    BASE PRICE(2)      (e) EXPIRATION   PRESENT VALUE
(a) NAME                          (#)(1)        FISCAL YEAR     ($ PER SHARE)(1)       DATE            ($)(4)
--------------------------------------------------------------------------------------------------------------------

Mr. Horn                                --

Mr. Glass                            1,368          0.03%             18.28            1/2/2023        $   25,089
                                    42,411          1.42%             38.74            3/3/2010        $  401,632
                                   131,084          4.38%             38.74            3/3/2010        $1,241,365
                                     1,139          0.03%             21.94            7/1/2023        $   24,990

Mr. Burkett                             82          0.00%             18.28            1/2/2023        $    1,504
                                    13,681          0.35%             38.74            3/3/2010        $  124,497

Mr. Martin                          13,681          0.35%             38.74            3/3/2010        $  124,497

Mr. Thomas                           5,431          0.14%             37.80           4/16/2007        $   48,933
                                    11,539          0.29%             37.80           2/24/2017        $  103,966
                                     4,499          0.11%             37.80            7/1/2017        $   40,536
                                    12,077          0.30%             38.74            3/3/2010        $  109,901
                                    13,260          0.33%             43.23           2/19/2018        $  142,147
                                     5,046          0.13%             43.23            7/1/2018        $   54,093
                                     4,231          0.11%             43.23            1/3/2020        $   45,356
                                     3,807          0.10%             44.65            1/2/2018        $   40,659
                                     5,270          0.13%             44.65            1/4/2019        $   56,284
                                     4,478          0.11%             44.65           2/26/2022        $   47,825
                                    10,317          0.26%             44.80           2/23/2011        $  119,471
                                     3,501          0.09%             44.80            7/1/2019        $   40,542

(1) All options except those marked with footnote (2) or (3) were granted on 3-03-03 and vest 50% after three years from the date of grant and 100% after four years, with accelerated vesting if certain performance criteria (our stock price equals or exceeds $52.98 on 3-03-06 or on 5 consecutive days before 3-03-06) are met. No SAR's were granted. The exercise price per share equals the fair market value of one share of our common stock on the date of grant. Under the terms of all options, including those marked with footnote (2) and (3), participants are permitted to pay the exercise price of the options with our stock; participants are permitted to defer receipt of shares upon an exercise and thereby defer gain; options exercised more than one year prior to the end of their term are eligible for a reload option grant when the exercise price is paid with our stock, with the reload option grant for the number of shares surrendered and having an exercise price equal to fair market value at the time of the first exercise and a term equal to the remainder of the first option's term; the option plan provides for tax withholding rights upon approval of the plan committee; and upon a Change in Control (as defined in the subsection entitled Employment Contracts and Termination of Employment and Change-in-Control Arrangements), all options vest.

(2) Options indicated by footnote (2) were granted during 2003 in lieu of compensation earned during 2002 and 2003. Mr. Glass was granted 1,368 shares on 1-2-2003 in lieu of $25,000 of his 2002 salary and 1,139 shares on 7-1-03 in lieu of $25,000 of his 2003 salary. Mr. Burkett was granted 82 shares on 1-2-03 in lieu of $1,500 of his 2002 salary. The exercise price per share equals 50% of the fair market value ('FMV') of one share of First Tennessee common stock on the grant date on 1-2-03 and 7-1-03. The options vest six months after the grant date. No SAR's were granted. FMV on the grant dates was $36.56 and $43.88 on 1-02-03 and 7-1-03, respectively.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

(3) Option indicated by footnote (3) were granted in accordance with a reload option as explained in footnote (1). Mr. Thomas was awarded options of 5,431, 11,539 and 4,499 shares on 2-11-03; 13,260, 5,046 and 4,231 shares on 4-24-03;
     3,807, 5,270 and 4,478 shares on 5-27-03; and 10,317 and
     3,501 shares on 2-11-03. FMV on the grant date was $37.795 on 2-11-03; $43.23 on 4-24-03; $44.65 on 5-27-03 and $44.80
     on 11-26-03.

(4) A variation of the Black-Scholes option-pricing model has been used. The following assumptions were made for purposes of calculating the Grant Date Value of the options granted 1-2-2003 (options in lieu of compensation), 3-3-2003 (management grants), 7-1-2003 (options in lieu of compensation), three reloads dated 2-11-03; three reloads dated 4-24-03; three reloads dated 5-27-03 and two reloads dated 11-26-03 respectively: an exercise price of $18.28, $38.735, $21.94, $37.795, $37.795, $37.795, $43.23, $43.23, $43.23,
     $44.65, $44.65, $44.65, $44.80 and $44.80; an option term of
     20 years, 7 years, 20 years, 14 years, 14 years, 7 years, 17 years, 15 years, 15 years, 15 years, 16 years, 19 years, 16 years and 8 years; an interest rate of 2.71%, 3.32%, 2.10%, 3.63%, 3.63%, 3.63%, 3.61%, 3.61%, 3.61%, 3.04%, 3.04%,
     3.04%, 3.85% and 3.85%; volatility of 27.67%, 27.67%,
     29.60%, 27.67%, 27.67%, 27.67%, 27.07%, 27.07%, 27.07%,
     27.07%, 27.07%, 27.07%, 27.30% and 27.30%; a dividend yield of 3.28%, 3.10%, 2.73%, 3.18%, 3.18%, 3.18%, 2.78%, 2.78%,
     2.78%, 2.69%, 2.69% 2.69%, 2.68% and 2.68%; and an expected life of 4, 7, 4, 7, 7, 7, 7, 7, 7, 7, 7, 7, 7 and 7 years to reflect the probability of a shortened option term due to exercise prior to the option expiration date. The actual value, if any, realized by a participant upon the exercise of an option may differ and will depend on the future market price of our common stock.

    The following table provides information about stock options and SARs held at December 31, 2003, and exercises during 2003 by the officers named in the Summary Compensation Table. The values in column (c) represent the difference between the fair market value of the shares on the exercise date and the exercise price of the option. The values in column (e) reflect the spread between the market value at December 31, 2003, of the shares underlying the option and the exercise price of the option.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR-END OPTIONS/SAR VALUES

                                                                      (d)
                                                             NUMBER OF SECURITIES                   (e)
                                                            UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                  (b)                          OPTIONS/SARS AT          IN-THE-MONEY OPTIONS/SARS
                                SHARES          (c)           FISCAL YEAR-END(1)           AT FISCAL YEAR-END(1)
                               ACQUIRED        VALUE      ---------------------------   ---------------------------
             (a)               ON EXERCISE    REALIZED    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
            NAME                  (#)           ($)          (#)           (#)              ($)           ($)
-------------------------------------------------------------------------------------------------------------------

Mr. Horn                              --     $       --     730,448        181,750      $16,730,916    $1,541,201
Mr. Glass                         10,236     $  318,442     352,918        418,649      $ 7,460,116    $2,964,599
Mr. Burkett                           --     $       --      38,434         30,234      $   533,914    $  211,560
Mr. Martin                         6,780     $  236,893      74,640         30,452      $ 1,595,715    $  212,436
Mr. Thomas                       117,713     $1,922,405     147,889         29,778      $   791,294    $  199,174

(1)  No SARs are attached to any of the options in the table.
     Option values are based on $44.15 per share, the average of the high and low sales price on December 31, 2003.

    The following table provides information about Long-Term Incentive Program ('LTIP') awards made during 2003 to the officers named in the Summary Compensation Table.

            LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

                                                                                  ESTIMATED FUTURE PAYOUTS UNDER
                                                                                   NON-STOCK PRICED-BASED PLANS
                                                                                -----------------------------------
                  (a)                           (b)                (c)             (d)         (e)          (f)
                                                             PERFORMANCE OR
                                         NUMBER OF SHARES,    OTHER PERIOD
                                             UNITS OR      UNTIL MATURATION     THRESHOLD     TARGET      MAXIMUM
                 NAME                    OTHER RIGHTS (#)      OR PAYOUT         ($)           ($)          ($)
-------------------------------------------------------------------------------------------------------------------

Mr. Horn                                          --                     --       $ --      $       --   $       --
Mr. Glass                                     28,900            2003 - 2005       $ --      $1,548,014   $2,310,469
Mr. Burkett                                   12,000            2003 - 2005       $ --      $  639,180   $  954,000
Mr. Martin                                    12,000            2003 - 2005       $ --      $  639,180   $  954,000
Mr. Thomas                                    10,600            2003 - 2005       $ --      $  564,241   $  842,150

(1) Dollar amounts in columns (e) and (f) include the market value as of the date of grant of the restricted stock shown in column (b).

    The Long-Term Incentive Program's objective is to provide a total cumulative award of up to 225 percent of our executives' annual bonus potential and is paid (or settled) with restricted stock and cash. The amount of the award is based on First Tennessee's P/E ratio relative to a peer group (the American Banker Top 50 banks as identified at the beginning of the performance period) as of the measurement date (January 31, 2006) provided the ratio increases during the performance period. The alternative criterion is based on the compound average annual growth rate in our stock price over the performance period. The initial performance period covers three years (2003-2005). A portion of the awards under the program is made at the beginning of the performance period in shares of restricted stock. To the extent that the market value of the restricted stock at the end of the performance period exceeds the payout achieved under the program by a participant, the participant will forfeit shares of the restricted stock. To the extent that the market value of the restricted stock at the end of the performance period is less than the payout achieved under the program by a participant, the participant will be paid the shortfall in cash. This program is designed to tie the executive's long-term compensation directly to increases in shareholder value.

    The following table provides information about estimated combined benefits under both our Pension Plan and our Pension Restoration Plan.

                               PENSION PLAN TABLE

COVERED COMPENSATION
                                       15 YRS.    20 YRS.    25 YRS.    30 YRS.    35 YRS.    40 YRS.
$ 100,000............................  $ 47,135   $ 55,676   $ 64,218   $ 67,825   $ 71,432   $ 75,040
  150,000............................    61,937     75,412     88,888     94,962    101,036    107,111
  200,000............................    76,739     95,148    113,558    122,099    130,640    139,182
  250,000............................    91,541    114,884    138,228    149,236    160,244    171,253
  300,000............................   106,343    134,620    162,898    176,373    189,848    203,324
  350,000............................   121,145    154,356    187,568    203,510    219,452    235,395
  400,000............................   135,947    174,092    212,238    230,647    249,056    267,466
  450,000............................   150,749    193,828    236,908    257,784    278,660    299,537
  500,000............................   165,551    213,564    261,578    284,921    308,264    331,608
  550,000............................   180,353    233,300    286,248    312,058    337,868    363,679
  600,000............................   195,155    253,036    310,918    339,195    367,472    395,750
  650,000............................   209,957    272,772    335,588    366,332    397,076    427,821
  700,000............................   224,759    292,508    360,258    393,469    426,680    459,892
  750,000............................   239,561    312,244    384,928    420,606    456,284    491,963
  800,000............................   254,363    331,980    409,598    447,743    485,888    524,034
  850,000............................   269,165    351,716    434,268    474,880    515,492    556,105
  900,000............................   283,967    371,452    458,938    502,017    545,096    588,176
  950,000............................   298,769    391,188    483,608    529,154    574,700    620,247
1,000,000............................   313,571    410,924    508,278    556,291    604,304    652,318
1,050,000............................   328,373    430,660    532,948    583,428    633,908    684,389
1,100,000............................   343,175    450,396    557,618    610,565    663,512    716,460

* Benefit shown is subject to limitations fixed by the Secretary of the Treasury pursuant to Section 415 of the Tax Code. The limitation is $160,000 for 2003 or 100% of the employee's average income in his three highest paid years, whichever is less.

    Our Pension Plan is integrated with social security under an 'offset' formula, applicable to all participants. Retirement benefits are based upon a participant's average base salary for the highest 60 consecutive months of the last 120 months of service ('Covered Compensation'), service, and social security benefits. Benefits are normally payable in monthly installments after age 65. The normal form of benefit payment for a married participant is a qualified joint and survivor annuity with the surviving spouse receiving for life 50 percent of the monthly amount the participant received. The normal form of benefit payment for an unmarried participant is an annuity payable for life and 10 years certain. For purposes of the plan, 'compensation' is defined as the total cash remuneration reportable on the employee's IRS form W-2, plus pre-tax contributions under the Savings Plan and employee contributions under the Flexible Benefits Plan, excluding bonuses, commissions, and incentive and contingent compensation. Our Pension Restoration Plan is an unfunded plan covering employees in the highest salary grades, including all executive officers, whose benefits under the Pension Plan have been limited under Tax Code
Section 415, as described in the note to the Pension Table, and Tax Code Section 401(a)(17), which limits compensation to $200,000 for purposes of certain benefit calculations. 'Compensation' is defined in the same manner as it is for purposes of the Pension Plan. Under the Pension Restoration Plan participants receive the difference between the monthly pension payable, if Tax Code limitations did not apply, and the actual pension payable. The amounts shown in the table are annual benefits payable (including any social security payments) in the event of retirement on December 31, 2003 at age 65 of a participant with a spouse who is age 65, assuming receipt of a qualified joint and 50% survivor annuity. The estimated credited years of service and the compensation covered by the plans for each of the individuals named in the Summary Compensation Table are as follows: Mr. Horn (40) $835,892, Mr. Glass (30) $590,432, Mr. Burkett (34)
$272,328, Mr. Martin (34) $235,834, and Mr. Thomas (14) $252,129.

    Employment Contracts and Termination of Employment and Change-in-Control
                                  Arrangements
    ------------------------------------------------------------------------

    We have contracts with approximately 70 officers, including each of the named executive officers, which may be terminated upon three years' prior notice. These contracts provide generally for a payment (which, for the named executive officers, is equal to three times annual base salary plus annual target bonus) in the event of a termination of the officer's employment by us other than 'for cause' or by the employee for 'good reason' (as such terms are defined in the contracts) within 36 months after a 'Change-in-Control' or the officer's termination of employment for any reason (other than 'cause') during the 30-day period commencing one year after a Change-in-Control. The contracts provide generally for an excise tax gross-up with respect to any taxes incurred under Tax Code Section 4999 following a Change-in-Control and for 3 years continued welfare benefits. The term 'Change-in-Control' is defined to include:

          a merger or other business combination, unless (i) more than 50 percent of the voting power of the corporation resulting from the business combination is represented by our voting securities outstanding immediately prior thereto, (ii) no person or other entity beneficially owns 20 percent or more of the resulting corporation, and (iii) at least a majority of the members of the board of directors of the resulting corporation were our directors at the time of board approval of the business combination (solely for purposes of the severance contracts, but not for purposes of their 30-day termination period, the '50 percent' test in clause (i) is changed to '60 percent' and the 'majority of the board' test in clause (iii) is changed to 'two-thirds of the board'), the acquisition by a person or other entity of 20 percent or more of our outstanding voting stock,

          a change in a majority of the Board of Directors, or

          shareholder approval of a plan of complete liquidation or a sale of substantially all of our assets.

    A Change-in-Control has the following effect on certain benefit plans in which the named executive officers participate:

          Target annual bonuses are prorated through the date of the Change-in-Control and paid.

          Restricted stock, restricted stock units, phantom stock units and unvested stock options vest.

          Under our Pension Restoration Plan, a lump sum payout is made to participants of the present value, using a discount rate of 4.2 percent, of the participant's scheduled projected benefits, assuming periodic distributions of the participant's accrued benefit in the normal form under the plan, actuarially adjusted according to a formula for the participant's age at the time of the Change-in-Control.

          Excess funding in the Pension Plan is allocated, according to a formula, to participants and retirees.

          Deferred compensation under individual deferral agreements which accrue interest based on the 10-year Treasury rate and certain other benefits are paid over to previously established rabbi trusts. Funds in such trusts will remain available for the benefit of our general creditors prior to distribution.

          Our Survivor Benefits Plan generally cannot be amended to reduce benefits.

          Under the Directors and Executives Deferred Compensation Plan under which new deferrals have not been permitted since 1995, a lump sum payout is made to participating employees and certain terminated employees of the present value, using a discount rate of 4.2 percent, of the participant's scheduled projected distributions, assuming employment through normal retirement date and continued interest accruals at above-market rates, described in the 'Compensation of Directors' section below.

    Mr. Horn has elected to accept an early retirement as defined in our Pension Plan. We have entered into an agreement providing for a special separation package with Mr. Horn. The agreement provides for retirement benefits under the Pension Plan and Pension Restoration Plan to be computed and supplemental retirement payments to be made as though Mr. Horn had continued in employment until age 65. It also provides for the continued accrual of interest under the Directors' and Executives' Deferred Compensation

Plan at the applicable rate (as defined in the plan). Under the agreement, the restrictions on Mr. Horn's shares of restricted stock will lapse on an accelerated basis, and his outstanding options will continue to vest as originally scheduled, with unexercised management options and unexercised deferral options expiring three years and five years, respectively, after his date of retirement. Like other early retirees, Mr. Horn will retain his medical coverage with us so long as he pays the necessary premiums, and our Survivor Benefit Plan will remain in effect. Mr. Horn will be provided office space and administrative support, as well as tax preparation and financial planning services, until he reaches age 75. The agreement also contains confidentiality obligations, as well as non-disclosure and non-compete provisions that will remain in effect for a period of three years after Mr. Horn's retirement.

          Compensation Committee Interlocks and Insider Participation
          -----------------------------------------------------------

    Messrs. Haslam, Martin and Blattberg and Ms. Palmer, all of whom are non-employee directors, served as members of the Board of Director's Compensation Committee ('Committee'), during all or a portion of 2003. Refer to the Table in 'Corporate Governance and Board Matters -- Structure and Composition of the Board and Committees' above for additional committee information. No interlocking relationships existed with respect to any of the members of the Committee. Mr. Horn, however, who retired December 31, 2003, served during 2003 on the compensation committee of Gaylord Entertainment Company, of which Mr. Rose is Chairman.

                 Certain Relationships and Related Transactions
                 ----------------------------------------------

    Our banking subsidiaries have had banking transactions in the ordinary course of business with our executive officers, directors, nominees, and their associates which are reported in a note to our financial statements, and they expect to have such transactions in the future. Such transactions, which at
December 31, 2003, amounted to    percent of our shareholders' equity, have been
on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others and have not involved more than normal risk of collectibility or presented other unfavorable features.

    During 2003, the Bank made lease payments on one of its branches to Lacy Mosby & Sons, Inc., a business in which an equity investment is owned by Marlin
L. Mosby, Jr., the father of Marlin L. Mosby, III, who was designated as an executive officer of First Tennessee in October 2002. The lease, which was an arm's length transaction at market rates, was entered into in 1997, has a 30 year term, provides for monthly payments of $3,000, increasing in increments to $7,000 per month in 2017, and has renewal options. The Bank has leased this location or an adjacent property from this business for over 30 years.

    During 2003, Luke Yancy IV and Tanika C. Yancy, the son and daughter-in-law of Luke Yancy III, were employed as a commercial loan officer and as an operations coordinator, respectively, by the Bank. Together they received an aggregate of approximately $140,000 in total compensation in 2003 in connection with their employment. Both Mr. Yancy and Mrs. Yancy were compensated comparably to similarly situated employees, and neither of them is one of our executive officers.

    During 2003, a family limited partnership controlled by Mr. Rose entered into a five-year interest rate swap agreement with the Bank to hedge floating rate interest exposure on a loan. Under the swap transaction, which was in the ordinary course of business on terms comparable to what the Bank would offer to non-affiliated parties, the partnership made a payment of $79,779 to the Bank. The Bank offset its exposure on the swap by entering into a mirror-image swap with a non-affiliated counter-party.

    Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings by reference, including this proxy statement, in whole or in part, the following Total Shareholder Return Performance Graph shall not be incorporated by reference into any such filings.

                   Total Shareholder Return Performance Graph
                   ------------------------------------------

    The following graph compares the yearly percentage change in our cumulative total shareholder return with returns based on the Standard and Poor's 500 index and a peer group index, which is described below and in a footnote to the graph. It should be noted that the 'total shareholder return' reflected in the graph is not comparable to the 'total shareholder return' described in the Compensation Committee Report because the former has a different measurement period and it has been adjusted and weighted for the market capitalization of the companies in the peer group, as required by SEC regulations. Our peer group consists of the American Banker Top 50 banking organizations (excluding First Tennessee) as measured by market capitalization as of the end of the most recent fiscal year.

                            TOTAL SHAREHOLDER RETURN
                                  1998 - 2003

                              [PERFORMANCE GRAPH]

                                                  1998       1999       2000       2001       2002       2003
First Tennessee                                   $100       $ 76       $ 81       $ 95       $107       $135
S&P 500                                            100        121        110        143         76         93
American Banker Top 50                             100        110        135        132        116        153
The graph assumes $100 is invested on December 31, 1998 and dividends are reinvested. Returns are market-capitalization weighted.

    The American Banker Top 50 consists of the following (with First Tennessee excluded): AmSouth Bancorporation, Associated Banc Corp, Bank Hawaii, Banknorth Group, Inc., Banc One Corporation, BankAmerica Corporation, Bank of New York Co., Inc., BOK Financial, Branch Banking and Trust Company, Charter One Financial, Inc., Citigroup Inc., City National Corp., Comerica Incorporated, Commerce Bancorp, Commerce Bancshares, Inc., Compass Bancshares, Inc., Fifth Third Bancorp, First Merit Corp, Fleet Boston Financial Corp., Fulton Financial Corp., Hibernia Corporation, Huntington Bancshares Incorporated, J.P. Morgan Chase & Co., KeyCorp, M & T Bank Corporation, Marshall & Ilsley Corporation, Mellon Financial Corporation, Mercantile Bankshares Corporation, National City Corporation, National Commerce Bancorp, North Fork Bancorporation, Northern Trust Corporation, PNC Financial Services, Popular Inc., Regions Financial Corp, Sky Financial Group, Inc. SouthTrust Corporation, State Street Corporation, SunTrust Banks, Inc., Synovus Financial Corporation, TCF Financial Corp, UnionBanCal Corporation, Union Planters Corporation, U.S. Bancorp, Valley National Bancorp, Wachovia Corporation, Wells Fargo & Company, Wilmington Trust, and Zions Bancorporation.

            Section 16(a) Beneficial Ownership Reporting Compliance
            -------------------------------------------------------

    Section 16(a) of the Securities Exchange Act of 1934, as amended ('Exchange Act') requires our directors and officers to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and to furnish us with copies of all forms filed.

    To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the past fiscal year all Section 16(a) filing requirements applicable to our officers and directors were complied with.

                             -------------------

                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

                             -------------------

    A COPY OF OUR ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, WHICH IS FILED WITH THE SEC, IS AVAILABLE FREE OF CHARGE TO EACH SHAREHOLDER OF RECORD UPON WRITTEN REQUEST TO THE TREASURER, FIRST TENNESSEE NATIONAL CORPORATION, P. O. BOX 84, MEMPHIS, TENNESSEE, 38101. Each such written request must set forth a good faith representation that as of the record date specified in the notice of annual shareholders' meeting the person making the request was a beneficial owner of a security entitled to vote at the annual meeting of shareholders.

    The exhibits to the Annual Report on Form 10-K will also be supplied upon written request to the Treasurer and payment to us of the cost of furnishing the requested exhibit or exhibits. A document containing a list of each exhibit to Form 10-K, as well as a brief description and the cost of furnishing each such exhibit, will accompany the Annual Report on Form 10-K.

                                          BY ORDER OF THE
                                          BOARD OF DIRECTORS

                                          /s/ CLYDE A. BILLINGS, JR.
                                          ---------------------------------
                                          CLYDE A. BILLINGS, JR.
                                          Senior Vice President,
                                          Assistant General Counsel and
                                          Corporate Secretary

March 10, 2004

                                                                      APPENDIX A

                      FIRST TENNESSEE NATIONAL CORPORATION
                         2003 EQUITY COMPENSATION PLAN

                  (AS AMENDED AND RESTATED FEBRUARY 17, 2004)
                  -------------------------------------------

SECTION 1 -- PURPOSE

    This plan shall be known as the 'First Tennessee National Corporation 2003 Equity Compensation Plan' (the 'Plan'). The purpose of the Plan is to promote the interests of First Tennessee National Corporation, a Tennessee corporation (the 'Company'), and its shareholders by (i) attracting and retaining officers, employees, and non-employee directors of the Company and its Subsidiaries, (ii) motivating such individuals by means of performance-related incentives to achieve long-range performance goals, (iii) enabling such individuals to participate in the long-term growth and financial success of the Company, (iv) encouraging ownership of stock in the Company by such individuals, and (v) linking compensation to the long-term interests of shareholders. With respect to any awards granted under the Plan that are intended to comply with the requirements of 'performance-based compensation' under Section 162(m) of the Code (as defined below), the Plan shall be interpreted in a manner consistent with such requirements.

SECTION 2 -- DEFINITIONS

    As used in the Plan, the following terms shall have the meanings set forth below:

    'AWARD' shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Performance Award granted under the Plan, whether singly or in combination, to a Participant pursuant to such terms, conditions, restrictions and/or limitations, if any, as may be established from time to time.

    'AWARD AGREEMENT' shall mean any written or electronic agreement, contract, notice or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

    'BOARD' shall mean the Board of Directors of the Company.

    'CAUSE' shall mean (i) a Participant's conviction of, or plea of guilty or nolo contendere (or similar plea) to, (A) a misdemeanor charge involving fraud, false statements or misleading omissions, wrongful taking, embezzlement, bribery, forgery, counterfeiting or extortion, (B) a felony charge or (C) an equivalent charge to those in clauses (A) and (B) in jurisdictions which do not use those designations; (ii) the engaging by a Participant in any conduct which constitutes an employment disqualification under applicable law (including statutory disqualification as defined under the Exchange Act); (iii) a Participant's failure to perform his or her duties to the Company or its Subsidiaries; (iv) a Participant's violation of any securities or commodities laws, any rules or regulations issued pursuant to such laws, or the rules and regulations of any securities or commodities exchange or association of which the Company or any of its Subsidiaries or affiliates is a member; (v) a Participant's violation of any policy of the Company or its Subsidiaries concerning hedging or confidential or proprietary information, or a Participant's material violation of any other policy of the Company or its Subsidiaries as in effect from time to time; (vi) the engaging by a Participant in any act or making any statement which impairs, impugns, denigrates, disparages or negatively reflects upon the name, reputation or business interests of the Company or its Subsidiaries; or (vii) the engaging by the Participant in any conduct detrimental to the Company or its Subsidiaries. The determination as to whether Cause has occurred shall be made by the Committee in its sole discretion. The Committee shall also have the authority in its sole discretion to waive the consequences under the Plan or any Award Agreement of the existence or occurrence of any of the events, acts or omissions constituting Cause.

    'CHANGE IN CONTROL' shall mean, unless otherwise defined in the applicable Award Agreement, the occurrence of any one of (and shall be deemed to have occurred on the date of the earliest to occur of) the following events:

        (i) individuals who, on January 21, 1997, constitute the Board (the 'Incumbent Directors') cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to January 21, 1997, whose election or nomination for election was approved by a vote of at least three-fourths (3/4) of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual elected or nominated as a director of the Company initially as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

        (ii) any 'Person' (for purposes of this definition only, as defined under Section 3(a)(9) of the Exchange Act as used in Section 13(d) or
    Section 14(d) of the Exchange Act) is or becomes a 'beneficial owner' (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board (the 'Company Voting Securities'); provided, however, that the event described in this paragraph (ii) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (A) by the Company or any Subsidiary, (B) by an employee stock ownership or employee benefit plan or trust sponsored or maintained by the Company or any Subsidiary, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities, or (D) pursuant to a Non-Qualifying Transaction (as defined in paragraph (iii) hereof);

        (iii) the shareholders of the Company approve a merger, consolidation, share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company's shareholders, whether for such transaction or the issuance of securities in the transaction (a 'Business Combination'), unless immediately following such Business Combination: (A) more than 50% of the total voting power of (x) the corporation resulting from such Business Combination (the 'Surviving Corporation'), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the 'Parent Corporation'), is represented by Company Voting Securities that were outstanding immediately prior to the consummation of such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 20% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a 'Non-Qualifying Transaction'); or

        (iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or a sale of all or substantially all of the Company's assets.

Computations required by paragraph (iii) shall be made on and as of the date of shareholder approval and shall be based on reasonable assumptions that will result in the lowest percentage obtainable. Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to have occurred solely because any Person acquires beneficial ownership of more than twenty percent (20%) of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such Person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such Person, a Change in Control of the Company shall then occur.

    'CODE' shall mean the Internal Revenue Code of 1986, as amended from time to time.

    'COMMITTEE' shall mean a committee of the Board composed solely of not less than two Non-Employee Directors, all of whom shall (i) satisfy the requirements of Rule 16b-3(b)(3) of the Exchange Act, (ii) be

'outside directors' within the meaning of Section 162(m) and (iii) otherwise meet any 'independence' requirements promulgated by any stock exchange on which the shares are listed. The members of the Committee shall be appointed by and serve at the pleasure of the Board.

    'COMPANY' shall mean First Tennessee National Corporation, a Tennessee corporation, and its successors and assigns.

    'COVERED OFFICER' shall mean at any date (i) any individual who, with respect to the previous taxable year of the Company, was a 'covered employee' of the Company within the meaning of Section 162(m); provided, however, that the term 'Covered Officer' shall not include any such individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected not to be such a 'covered employee' with respect to the current taxable year of the Company, and (ii) any individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected to be such a 'covered employee' with respect to the current taxable year of the Company or with respect to the taxable year of the Company in which any applicable Award will be paid.

    'DISABILITY' shall mean, unless otherwise defined in the applicable Award Agreement, a disability that would qualify as a total and permanent disability under the long-term disability plan then in effect at the Employer employing the Participant at the onset of such total and permanent disability.

    'EMPLOYEE' shall mean an employee of any Employer.

    'EMPLOYER' shall mean the Company or any Subsidiary.

    'EXCHANGE ACT' shall mean the Securities Exchange Act of 1934, as amended from time to time.

    'FAIR MARKET VALUE' with respect to the Shares, shall mean, as of any date,
(i) the mean between the high and low sales prices at which Shares were sold on the New York Stock Exchange, or, if the shares are not listed on the New York Stock Exchange, on any other such exchange on which the Shares are traded, on such date, or, in the absence of reported sales on such date, the mean between the high and low sales prices on the immediately preceding date on which sales were reported, or (ii) in the event there is no public market for the Shares on such date, the fair market value as determined in good faith by the Committee in its sole discretion.

    'NON-EMPLOYEE DIRECTOR' shall mean a member of the Board who is not an Employee.

    'OPTION' shall mean an option to purchase Shares from the Company that is granted under Section 6 or 9 of the Plan and is not intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

    'OPTION PRICE' shall mean the purchase price payable to purchase one Share upon the exercise of an Option.

    'PARTICIPANT' shall mean any Employee, Non-Employee Director or Regional Board Member who receives an Award under the Plan.

    'PERFORMANCE AWARD' shall mean any right granted under Section 8 of the Plan.

    'PERSON' shall mean any individual, corporation, partnership, association, joint-stock company, limited liability company, trust, unincorporated organization, government or political subdivision thereof or other entity.

    'PLAN' shall mean this First Tennessee National Corporation 2003 Equity Compensation Plan.

    'REGIONAL BOARD MEMBER' shall mean any First Tennessee Bank National Association regional board member and any member of the board of directors of any bank subsidiary of the Company, other than First Tennessee Bank National Association, in each case excluding any Employee.

    'RESTRICTED STOCK' shall mean any Share granted under Section 7 or 9 of the Plan.

    'RESTRICTED STOCK UNIT' shall mean any unit granted under Section 7 or 9 of the Plan.

    'RETIREMENT' shall mean, unless otherwise defined in the applicable Award Agreement, the Termination of Employment of a Participant after the Participant has fulfilled all age and service requirements for retirement under the terms of the First Tennessee National Corporation Pension Plan, as amended from time to time.

    'SEC' shall mean the Securities and Exchange Commission or any successor thereto.

    'SECTION 16' shall mean Section 16 of the Exchange Act and the rules promulgated thereunder and any successor provision thereto as in effect from time to time.

    'SECTION 162(M)' shall mean Section 162(m) of the Code and the rules promulgated thereunder or any successor provision thereto as in effect from time to time.

    'SHARES' shall mean shares of the common stock, $0.625 par value, as adjusted from time to time for stock splits or reverse stock splits, of the Company.

    'STOCK APPRECIATION RIGHT OR SAR' shall mean a right granted under Section 6 or 9 of the Plan that entitles the holder to receive, with respect to each Share encompassed by the exercise of such SAR, the amount determined by the Committee, or in the case of an Award granted under Section 9 hereof, by the Board, and specified in an Award Agreement. In the absence of such a determination, the holder shall be entitled to receive, with respect to each Share encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the Fair Market Value on the date of grant.

    'SUBSIDIARY' shall mean any Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company.

    'SUBSTITUTE AWARDS' shall mean Awards granted solely in assumption of, or in substitution for, outstanding awards previously granted by a Person acquired by the Company or with which the Company or one of its Subsidiaries combines.

    'TERMINATION OF EMPLOYMENT' shall mean the termination of the employee-employer relationship between a Participant and the Employer for any reason, with or without Cause, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, Workforce Reduction or Retirement, but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of the Participant by another Employer;
(ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship; and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by an Employer with the Participant. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for Cause, and all questions of whether particular leaves of absence constitute Terminations of Employment. However, notwithstanding any provision of this Plan, an Employer has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without Cause.

    'WORKFORCE REDUCTION' shall mean any termination of the employee-employer relationship between a Participant and the Employer as a result of the discontinuation by the Company of a business or line of business or a realignment of the Company, or a part thereof, or any other similar type of event, provided that the Committee or the Board has designated such discontinuation, realignment or other event as a 'Workforce Reduction' for purposes of this Plan.

SECTION 3 -- ADMINISTRATION

    (A) Authority of Committee. Except as provided by Section 9 hereof, the Plan shall be administered by the Committee, it being understood that the Board retains the right to make Awards under the Plan. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority in its discretion to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the timing, terms, and conditions of any Award; (v) accelerate the time at which all or any part of an Award may be settled or exercised; (vi) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vii) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee;
(viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) amend or modify the terms of any Award after grant; (x) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan subject to the exclusive authority of the Board under
Section 13 hereunder to amend, suspend or terminate the Plan.

    (B) Committee Discretion Binding. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including any Employer, any Participant, any holder or beneficiary of any Award, any Employee, any Non-Employee Director and any Regional Board Member.

    (C) Action by the Committee. Except as otherwise provided by the Board, the provisions of this Section 3(C) shall apply to the Committee. The Committee shall select one of its members as its chairperson and shall hold its meetings at such times and places and in such manner as it may determine. A majority of its members shall constitute a quorum. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and may make such rules and regulations for the conduct of its business, as it shall deem advisable.

    (D) Delegation. Subject to the terms of the Plan, the Board or the Committee may, to the extent permitted by law, delegate to (i) a subcommittee of the Committee, (ii) one or more officers or managers of an Employer or (iii) a committee of such officers or managers, the authority, subject to such terms and limitations as the Board or the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to or to alter, discontinue, suspend, or terminate Awards held by, Participants who are not officers or directors of the Company for purposes of Section 16 or who are otherwise not subject to Section 16, and who are not Covered Officers.

    (E) Indemnification. No member of the Board or the Committee or any Employee (each such person a 'Covered Person') shall have any liability to any person (including any grantee) for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award. Each Covered Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys' fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement and against and from any and all amounts paid by such Covered Person, with the Company's approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person, provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company's choice. The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person's bad faith, fraud or willful misconduct. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company's Restated Charter or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.

SECTION 4 -- SHARES AVAILABLE FOR AWARDS

    (A) Shares Available. Subject to the provisions of Section 4(B) hereof, the stock to be subject to Awards under the Plan shall be Shares and the maximum number of Shares which may be issued with respect to Awards shall be 4,000,000, of which no more than 1,300,000 shall be issued with respect to Awards other than Options. If, after the effective date of the Plan, any Shares covered by an Award granted under this Plan, or to which such an Award relates, are forfeited, or if such an Award is settled for cash or otherwise terminates, expires unexercised, or is canceled without the delivery of Shares, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares which may be issued with respect to Awards, to the extent of any such settlement, forfeiture, termination, expiration, or cancellation, shall again become Shares which may be issued with respect to Awards. In the event that any Option or other Award granted hereunder is exercised through the delivery of Shares by the Participant or in the event that withholding tax liabilities arising from such Award are satisfied by the withholding of Shares by the Company from the total number of Shares that otherwise would have been delivered to the Participant, the number of Shares which may be issued with respect to Awards shall be increased by the number of Shares so surrendered or withheld. Notwithstanding the foregoing and subject to adjustment as provided in Section 4(B) hereof, the number of Shares with respect to which Options and SARs may be granted to any one Participant in any one calendar year shall be no more than 500,000 Shares.

    (B) Adjustments. The number of Shares covered by each outstanding Award, the number of Shares available for Awards, the number of Shares that may be subject to Awards to any one Participant, and the price per Share covered by each such outstanding Award shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Shares, and may be proportionately adjusted, as determined in the sole discretion of the Board, for any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company or to reflect any distributions to holders of Shares other than regular cash dividends. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award. After any adjustment made pursuant to this paragraph, the number of Shares subject to each outstanding Award shall be rounded to the nearest whole number.

    (C) Substitute Awards. Any Shares issued by the Company as Substitute Awards shall not reduce the Shares available for Awards under the Plan.

    (D) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of issued Shares which have been reacquired by the Company.

SECTION 5 -- ELIGIBILITY

    Any Employee (including any officer or employee-director of an Employer), Non-Employee Director or Regional Board Member shall be eligible to be designated a Participant; provided, however, that Non-Employee Directors shall only be eligible to receive Awards granted pursuant to Section 9 hereof.

SECTION 6 -- STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

    (A) Grant. Except as provided by Sections 3 and 9 hereof, the Committee shall have sole and complete authority to determine the Participants to whom Options and SARs shall be granted, the number of Shares subject to each Award, the exercise price and the conditions and limitations applicable to the exercise of Options and SARs. A person who has been granted an Option or SAR under this Plan may be granted additional Options or SARs under the Plan if the Committee shall so determine.

    (B) Option Price. The Committee, in its sole discretion, shall establish the Option Price at the time each Option is granted. Except in the case of Substitute Awards, the Option Price of an Option may not be less than 100% of the Fair Market Value of the Shares with respect to which the Option is granted on the date of grant of such Option. Notwithstanding the prior sentence, the Option Price of an Option may be less than 100% of the Fair Market Value of the Shares with respect to which the Option is granted on the date of grant of such Option if (i) the grantee of the Option has entered into an agreement with the Company pursuant to which the grant of the Option is in lieu of the payment of compensation and (ii) the amount of such compensation when added to the Option Price of the Option equals at least 100% of the Fair Market Value of the Shares with respect to which the Option is granted on the date of grant of such Option. Notwithstanding the foregoing and except as provided by Sections 4(B) and 13(C) hereof, the Committee shall not have the power to (i) amend the terms of previously granted Options to reduce the Option Price of such Options, or (ii) cancel such Options and grant substitute Options with a lower Option Price than the cancelled Options, without shareholder approval.

    (C) Term. Subject to the Committee's authority under Section 3(A) hereof, each Option and SAR and all rights and obligations thereunder shall expire on the date determined by the Committee and specified in the Award Agreement. The Committee shall be under no duty to provide terms of like duration for Options or SARs granted under the Plan. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of ten (10) years from the date such Option was granted.

    (D) Transfer Restrictions. Except as otherwise provided in this Section 6(D), no Option shall be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered, hedged or disposed of, in any manner, whether voluntarily or involuntarily, including by operation of law (other than by will or the laws of descent and distribution). The Committee may in its discretion permit the transfer of an Option by a Participant to or for the benefit of the Participant's Immediate Family (including, without limitation, to a trust for the benefit of the Participant's Immediate Family or to a partnership or limited liability company for one or more members of the Participant's Immediate Family), subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to the Option prior to such transfer. The foregoing right to transfer the Option shall apply to the right to consent to amendments to any Award Agreement evidencing such Option and, in the discretion of the Committee, shall also apply to the right to transfer ancillary rights associated with the Option. For purposes of this paragraph, the term 'Immediate Family' shall mean the Participant's spouse, parents, children, stepchildren, adopted relations, sisters, brothers, grandchildren and step-grandchildren.

    (E) Exercise.

        (i) Each Option and SAR shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee shall have full and complete authority to determine whether an Option or SAR will be exercisable in full at any time or from time to time during the term of the Option or SAR, or to provide for the exercise thereof in such installments, upon the occurrence of such events and at such times during the term of the Option or SAR as the Committee may determine.

        (ii) The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal, state or foreign securities laws or the Code, as it may deem necessary or advisable. The exercise of any Option granted hereunder shall be effective only at such time as the sale of Shares pursuant to such exercise will not violate any state or federal securities or other laws, as determined by the Committee in its sole discretion.

        (iii) An Option or SAR may be exercised in whole or in part at any time, with respect to whole Shares only, within the period permitted thereunder for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option or SAR, delivered to the Company at its principal office, and payment in full to the Company at said office of the amount of the Option Price for the number of Shares with respect to which the Option is then being exercised.

        (iv) Payment of the Option Price shall be made in cash or cash equivalents, or, at the discretion of the Committee, (i) by tendering, either by way of actual delivery of Shares or attestation, whole Shares that have been owned by the Option holder for not less than six (6) months, if acquired directly from the Company, or that have been owned for any period of time, if acquired on the open market, prior to the date of exercise, valued at the Fair Market Value of such Shares on the date of exercise, together with any applicable withholding taxes, (ii) by a combination of such cash (or cash equivalents) and such Shares or (iii) by such other method of exercise as may be permitted from time to time by the Committee; provided, however, that the optionee shall not be entitled to tender Shares pursuant to successive, substantially simultaneous exercises of an Option or any other stock option of the Company. Subject to applicable securities laws and at the discretion of the Committee, an Option may also be exercised by delivering a notice of exercise of the Option and simultaneously selling the Shares thereby acquired, pursuant to a brokerage or similar agreement or program approved in advance by the Committee. Until the optionee has been issued the Shares subject to such exercise, he or she shall possess no rights as a shareholder with respect to such Shares and shall not be entitled to any dividend or distribution the record date of which is prior to the date of issuance of such Shares. At the

    Committee's discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Shares, or a combination of cash and Shares. A fractional Share shall not be deliverable upon the exercise of a SAR but a cash payment will be made in lieu thereof.

        (v) Notwithstanding anything in this Plan to the contrary, a Participant shall be required to pay to the Company an amount equal to the spread realized in connection with the Participant's exercise of an Option within six months prior to such Participant's termination of employment by resignation in the event that such Participant, within six months following such Participant's termination of employment by resignation, engages directly or indirectly in any activity determined by the Committee, in its sole discretion, to be competitive with any activity of the Company or any of its Subsidiaries. This subsection (v) shall be void and of no legal effect upon a Change in Control.

SECTION 7 -- RESTRICTED STOCK AND RESTRICTED STOCK UNITS

    (A) Grant.

        (i) Except as provided by Sections 3 and 9 hereof, the Committee shall have sole and complete authority to determine the Participants to whom Restricted Stock and Restricted Stock Units shall be granted, the number of shares of Restricted Stock and/or the number of Restricted Stock Units to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Stock and Restricted Stock Units may be forfeited to the Company, and the other terms and conditions of such Awards. The Restricted Stock and Restricted Stock Unit Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the terms and conditions provided hereunder and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan.

        (ii) Each Restricted Stock or Restricted Stock Unit Award made under the Plan shall be for such number of Shares as shall be determined by the Committee and set forth in the agreement containing the terms of such Restricted Stock or Restricted Stock Unit Award. Such agreement shall set forth a period of time during which the grantee must remain in the continuous employment of one or more Employers in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the Shares covered by the Restricted Stock or Restricted Stock Unit Award. The agreement may also, in the discretion of the Committee, set forth performance or other conditions that, if satisfied, will result in the lapsing of any applicable forfeiture and transfer restrictions. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding Restricted Stock and Restricted Stock Unit Awards.

    (B) Delivery of Shares and Transfer Restrictions. The Company may implement the grant of a Restricted Stock Award by (i) book-entry issuance of Shares to the Participant in an account maintained by the Company at its transfer agent or
(ii) delivery of certificates for Shares to the Participant who must execute appropriate stock powers in blank and return the certificates and stock powers to the Company. Such certificates and stock powers shall be held by the Company or any custodian appointed by the Company for the account of the grantee subject to the terms and conditions of the Plan, and the certificate shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. Unless otherwise determined by the Committee, the grantee shall have all rights of a shareholder with respect to the shares of Restricted Stock, including the right to receive dividends and the right to vote such Shares, subject to the following restrictions: (i) in the case of certificated Shares, the grantee shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the Award Agreement with respect to such Shares; (ii) none of the Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered, hedged or disposed of, in any manner, whether voluntarily or involuntarily, including by operation of law (other than by will or the laws of descent and distribution) until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the Award Agreement with respect to such Shares; and
(iii) except as otherwise determined by the Committee, all of the Shares shall be forfeited and all rights of the grantee to such Shares shall terminate, without further obligation on the part of the Company, unless the grantee remains in the continuous employment of one or more Employers for the entire restricted period in relation to which such Shares were granted and unless any other restrictive conditions relating to the Restricted Stock Award are met. Any Shares, any other securities of the Company and any other property (except for cash dividends) distributed with respect to the Shares subject to Restricted Stock Awards shall be subject to the same restrictions, terms and conditions as such Restricted Stock.

    (C) Termination of Restrictions. At the end of the restricted period and provided that any other restrictive conditions of the Restricted Stock Award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the Award Agreement relating to the Restricted Stock Award or in the Plan shall lapse as to the restricted Shares subject thereto, and, if certificated, a stock certificate for the appropriate number of Shares, free of the restrictions and restricted stock legend imposed thereon by the Committee as described in the second sentence of Subsection (B) of this Section 7, shall be delivered to the Participant or the Participant's beneficiary or estate, as the case may be.

    (D) Payment of Restricted Stock Units. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of a Share. Restricted Stock Units shall be paid in cash, Shares, other securities or other property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. The Committee may, in its sole and absolute discretion, credit Participants with dividend equivalents on any Restricted Stock Units credited to the Participant's account at the time of any payment of dividends to shareholders on Shares. The amount of any such dividend equivalents shall equal the amount that would have been payable to the Participant as a shareholder in respect of a number of Shares equal to the number of Restricted Stock Units then credited to him. Any such dividend equivalents shall be credited to the Participant's account as of the date on which such dividend would have been payable and shall be converted into additional Restricted Stock Units based upon the Fair Market Value of a Share on the date of such crediting. Restricted Stock Units may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered, hedged or disposed of, in any manner, whether voluntarily or involuntarily, including by operation of law (other than by will or the laws of descent and distribution) until the expiration of the applicable restricted period and the fulfillment of any other restrictive conditions relating to the Restricted Stock Unit Award. Except as otherwise determined by the Committee, all Restricted Stock Units and all rights of the grantee to such Restricted Stock Units shall terminate, without further obligation on the part of the Company, unless the grantee remains in continuous employment of one or more Employers for the entire restricted period in relation to which such Restricted Stock Units were granted and unless any other restrictive conditions relating to the Restricted Stock Unit Award are met.

SECTION 8 -- PERFORMANCE AWARDS

    (A) Grant. The Committee shall have sole and complete authority to determine the Participants who shall receive a Performance Award, which shall consist of a right that is (i) denominated in cash and/or Shares, (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine. The Committee may, in its sole and absolute discretion, designate whether any Performance Award being granted to any Participant is intended to be 'performance-based compensation' as that term is used in Section 162(m). Any Performance Awards designated by the Committee as 'performance-based compensation' shall be subject to the terms and provisions of Section 10 hereof.

    (B) Terms and Conditions. Subject to the terms of the Plan, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award, and may change specific provisions of the Performance Award, provided, however, that such change may not adversely affect existing Performance Awards made within a performance period commencing prior to implementation of the change.

    (C) Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with the procedures established by the Committee, on a deferred basis. If a Participant ceases to be employed by any Employer during a performance period because of death, Disability, Retirement or other circumstance in which the Committee

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

in its discretion finds that a waiver would be appropriate, that Participant, as determined by the Committee, may be entitled to a payment of a Performance Award, or a portion thereof, at the end of the performance period; provided, however, that the Committee may provide for an earlier payment in settlement of such Performance Award in such amount and under such terms and conditions as the Committee deems appropriate or desirable. Unless otherwise determined by the Committee, Termination of Employment prior to the end of any performance period will result in the forfeiture of the Performance Award, and no payments will be made. A Participant's rights to any Performance Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered, hedged or disposed of in any manner, whether voluntarily or involuntarily, including by operation of law (other than by will or the laws of descent and distribution).

SECTION 9 -- NON-EMPLOYEE DIRECTOR AWARDS

    The Board may provide that all or a portion of a Non-Employee Director's annual retainer and/or meeting fees, or other forms of compensation, be payable (either automatically or at the election of a Non-Employee Director) in the form of Options, SARs, Restricted Stock or Restricted Stock Units. The Board shall determine the terms and conditions of any such Awards, including the terms and conditions which shall apply upon a termination of the Non-Employee Director's service as a member of the Board, and shall have full power and authority in its discretion to administer such Awards, subject to the terms of the Plan and applicable law.

SECTION 10 -- PROVISIONS APPLICABLE TO COVERED OFFICERS AND PERFORMANCE-BASED AWARDS

Notwithstanding anything in the Plan to the contrary, unless the Committee determines otherwise, all performance-based Restricted Stock Awards, Restricted Stock Unit Awards or Performance Awards shall be subject to the terms and provisions of this Section 10.

    (A) Restricted Stock Awards, Restricted Stock Unit Awards and Performance Awards to Covered Officers shall vest or become exercisable upon the attainment of performance targets related to one or more performance goals selected by the Committee from among the goals specified below. For the purposes of this Section 10, performance goals shall be limited to one or a combination of the following Employer, operating unit, division, line of business, department, team or business unit financial performance measures: stock price; dividends; total shareholder return; earnings per share; price/earnings ratio; market capitalization; book value; revenues; expenses; loans; deposits; non-interest income; net interest income; fee income; operating income before or after taxes; net income before or after taxes; net income before securities transactions; net or operating income excluding non-recurring charges; return on assets; return on equity; return on capital; cash flow; credit quality; service quality; market share; customer retention; efficiency ratio; strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals and goals relating to acquisitions or divestitures; and, except in the case of a Covered Officer, any other performance criteria established by the Committee. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company (consolidated or unconsolidated) and/or the past or current performance of other companies, the performance of other companies over one or more years or an index of the performance of other companies, markets or economic metrics over one or more years, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders' equity and/or Shares outstanding, or to assets or net assets.

    (B) The maximum annual number of Shares in respect of which all performance-based Restricted Stock Awards, Restricted Stock Unit Awards and Performance Awards may be granted to a Participant under the Plan is 100,000 and the maximum annual amount of any Awards settled in cash to a Participant under the Plan is $4,000,000.

    (C) To the extent necessary to comply with Section 162(m), with respect to performance-based Restricted Stock Awards, Restricted Stock Unit Awards and Performance Awards, no later than 90 days following the commencement of each performance period (or such other time as may be required or permitted by Section 162(m)), the Committee shall, in writing, (1) select the performance goal or goals applicable to the performance period, (2) establish the various targets and bonus amounts which may be earned for such performance period, and
(3) specify the relationship between performance goals and targets and the amounts to be earned by each Covered Officer for such performance period. Following the completion of each performance period, the Committee shall certify in writing whether the applicable performance targets have been achieved and the amounts, if any, payable to Covered Officers for such performance period. In determining the amount earned by a Covered Officer for a given performance period, subject to any applicable Award Agreement, the Committee shall have the right to reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the performance period.

SECTION 11 -- TERMINATION OF EMPLOYMENT

    The Committee shall have the full power and authority to determine the terms and conditions that shall apply to any Award upon a Termination of Employment and shall provide such terms in the Award Agreement. Notwithstanding the foregoing and subject to the limitation contained in the last sentence of
Section 6(c) hereof, upon the Termination of Employment as a result of a Workforce Reduction of an Employee who has received an Award of Options, such Options shall expire on the date specified by the Committee at the time of the Termination of Employment, not to exceed five (5) years after the date of such Termination of Employment.

SECTION 12 -- CHANGE IN CONTROL

    Upon a Change in Control, all outstanding Awards shall vest, become immediately exercisable or payable or have all restrictions lifted, as the case may be.

SECTION 13 -- AMENDMENT, SUSPENSION AND TERMINATION

    (A) Termination, Suspension or Amendment of the Plan. The Board may amend, alter, modify, suspend, discontinue, or terminate the Plan or any portion thereof at any time, except that the Board shall not amend the Plan in violation of law. No such amendment, alteration, modification, suspension, discontinuation or termination shall materially and adversely affect any right acquired by any Participant or beneficiary of a Participant under the terms of an Award granted before the date of such amendment, alteration, modification, suspension, discontinuation or termination, unless such Participant or beneficiary shall consent.

    (B) Termination, Suspension or Amendment of Awards. Subject to the restrictions of Section 6(B) hereof, the Committee may waive any conditions or rights under, amend any terms of, or modify, alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, modification, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder, or beneficiary; provided, however, that it shall be conclusively presumed that any adjustment for changes in capitalization as provided in Section 4 hereof does not materially and adversely affect any such rights.

    (C) Adjustments of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(B) hereof) affecting the Company, any Subsidiary, or the financial statements of the Company or any Subsidiary, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee is required to make such adjustments pursuant to section 4(B) hereof or whenever the Board, in its sole discretion, determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that, with respect to Awards intended to comply with Section 162(m), no such adjustment shall be authorized to the extent that such authority would be inconsistent with having either the Plan or any Awards granted hereunder meeting the requirements of Section 162(m).

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

SECTION 14 -- GENERAL PROVISIONS

    (A) Dividend Equivalents. In the sole and complete discretion of the Committee, an Award (other than an Option) may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis. All dividend or dividend equivalents which are not paid currently may, at the Committee's discretion, accrue interest, be reinvested into additional Shares, or in the case of dividends or dividend equivalents credited in connection with Performance Awards, be credited as additional Performance Awards and paid to the Participant if and when, and to the extent that, payment is made pursuant to such Award. The total number of Shares available for Awards under Section 4 hereof shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Shares or credited as Performance Awards.

    (B) No Rights to Awards. No Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Non-Employee Directors, Regional Board Members or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

    (C) Share Certificates. All certificates for Shares or other securities of the Company or any Subsidiary delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal, state or foreign laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

    (D) Withholding. A Participant may be required to pay to an Employer, and each Employer shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant, the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding or other taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

    (E) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement that shall specify the terms and conditions of the Award and any rules applicable thereto. An Award shall be effective only upon delivery to a Participant, either electronically or by paper means, of an Award Agreement. In the event of a conflict between the terms of the Plan and any Award Agreement, the terms of the Plan shall prevail.

    (F) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of Options, Restricted Stock, Shares and other types of Awards provided for hereunder.

    (G) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of any Employer. Further, an Employer may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

    (H) No Rights as Shareholder. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a shareholder with respect to any Shares to be distributed under the Plan until such Shares are issued to such Participant, holder or beneficiary and shall not be entitled to any dividend or distribution the record date of which is prior to the date of such issuance.

    (I) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Tennessee without giving effect to the conflict of law principles thereof.

    (J) Severability. If any provision of the Plan or any Award is, or becomes, or is deemed to be, invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended

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

without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

    (K) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation (including applicable non-U.S. laws or regulations) or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder, or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal or non-U.S. securities laws and any other laws to which such offer, if made, would be subject.

    (L) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary.

    (M) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

    (N) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

    (O) Binding Effect. The terms of the Plan shall be binding upon the Company and its successors and assigns and the Participants and their legal representatives, and shall bind any successor of the Company (whether direct or indirect, by purchase, merger, consolidation or otherwise), in the same manner and to the same extent that the Company would be obligated under this Plan if no succession had taken place. In the case of any transaction in which a successor would not by the foregoing provision or by operation of law be bound by this Plan, the Company shall require such successor expressly and unconditionally to assume and agree to perform the Company's obligations hereunder, in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

    (P) No Third Party Beneficiaries. Except as expressly provided herein or therein, neither the Plan nor any Award Agreement shall confer on any person other than the Company and the grantee of any Award any rights or remedies hereunder or thereunder. The exculpation and indemnification provisions of
Section 3(E) shall inure to the benefit of a Covered Person's estate and beneficiaries and legatees.

    (Q) Additional Transfer Restrictions. No transfer or an Award by a grantee by will or by laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer.

SECTION 15 -- TERM OF THE PLAN

    (A) Effective Date. The Plan shall be effective as of the date it has been approved by the Company's shareholders (the 'Effective Date').

    (B) Expiration Date. No new Awards shall be granted under the Plan after the tenth (10th) anniversary of the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, modify, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the authority for grant of new Awards hereunder has been exhausted.

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

                                                                      APPENDIX B

                      FIRST TENNESSEE NATIONAL CORPORATION
                        CORPORATE GOVERNANCE GUIDELINES
                    (AMENDED AND RESTATED JANUARY 20, 2004)

I. INTRODUCTION

    The Board, on the recommendation of its Human Resources Committee (which was acting as the Company's corporate governance committee prior to the establishment by the Board of a separate Corporate Governance Committee in January of 2004), has developed and adopted a set of corporate governance principles to provide directors with guidance as to their legal accountabilities, to promote the functioning of the Board and its committees and to set forth a common set of expectations as to how the Board should perform its functions. The Board's role is to oversee management, and it retains the decisive voice on certain major corporate actions. The following principles include existing policies, procedures and practices of the Company, many of which have been in place or evolved over a number of years.

    Nine functions have been identified as central to the role and function of the Board or its committees. These functions are as follows:

          Oversight of the conduct of the business.

          Selection, evaluation, compensation and succession of Chief Executive Officer and other executive officers, and the periodic review of personnel policies.

          Approval of major corporate plans and strategies, policies, decisions, contracts (including certain acquisitions and divestitures) and other actions legally required of the Board or, in the determination of the Board, appropriate for its consideration.

          Selection, compensation, and tenure of members of the Board and Board meeting guidelines.

          Establishment of Board committees, their duties and membership.

          Oversight of financial performance and condition.

          Oversight of corporate legal and ethical conduct.

          Requirement of appropriate flow of information from management to the Board for the purpose of keeping Board informed and providing an appropriate basis for decision-making.

          Performance of such other functions as may be prescribed by law or assigned to the Board under the Charter, Bylaws or other appropriate document.

    It is recognized that the role and many of the functions of the Board are evolving and may in the future be altered to reflect changes that occur, such as in the Company's culture, management style, size, industry and applicable legal and regulatory environment.

II. BOARD COMPOSITION

    The composition of the Board should balance the following goals:

          A majority of the Board will consist of directors who are 'independent' under the listing standards of the New York Stock Exchange, Inc.

          The composition of the Board should encompass a broad range of skills, expertise, industry knowledge, diversity and contacts relevant to the Company's business.

          The size of the Board should facilitate substantive discussions of the whole Board in which each director can participate meaningfully.

III. SELECTION OF CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

    The Board is free to select its Chairman and the Company's Chief Executive Officer in the manner it considers in the best interests of the Company at any given point in time. These positions may be filled by one individual or by two different individuals. Generally, it has been our practice to consolidate these positions because the Board believes that this facilitates the execution of the Company's strategy.

IV. SELECTION OF DIRECTORS

    Nominations. The Board is responsible for selecting the nominees for election to the Company's Board of Directors. The Company's Nominating and Corporate Governance Committee is responsible, with input from the Chairman of the Board and the Chief Executive Officer, for recommending to the Board nominees for the class of directors whose term expires at the next annual meeting of the shareholders or one or more nominees to fill vacancies occurring between annual meetings of shareholders. The Nominating and Corporate Governance Committee will discuss and evaluate possible candidates in detail and suggest individuals to explore in more depth. Once a candidate is identified whom the Nominating and Corporate Governance Committee wants to seriously consider and move toward nomination, the Chairman of the Board, the Chief Executive Officer and/or other directors as the Nominating and Corporate Governance Committee determines will enter into a discussion with that nominee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders, and any such nominee is given appropriate consideration in the same manner as other nominees. Shareholders who wish to submit nominees for director for consideration by the Nominating and Corporate Governance Committee for election may do so by submitting in writing such nominees' names in compliance with the procedures and along with the other information required by the Company's By-laws, to the Chairperson of the Nominating and Corporate Governance Committee, in care of the Corporate Secretary.

    Criteria. The Board should, based on the recommendation of the Nominating and Corporate Governance Committee, select new nominees for the position of independent director considering the following criteria:

          Personal qualities and characteristics, experience, accomplishments and reputation in the business community.

          Current knowledge and contacts in the communities in which the Company does business and in the Company's industry or other industries relevant to the Company's business.

          Diversity of viewpoints, background, experience and other demographics.

          Ability and willingness to commit adequate time to Board and committee matters.

          The fit of the individual's skills and personality with those of other directors and potential directors in building a Board that is effective and responsive to its duties and responsibilities.

    The Nominating and Corporate Governance Committee does not set specific, minimum qualifications that nominees must meet in order for the Nominating and Corporate Governance Committee to recommend them to the Board of Directors, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the Board of Directors.

    Invitation. The invitation to join the Board should be extended by the Board itself via the Chairman of the Board and the Chief Executive Officer of the Company, together with an independent director.

    Orientation and Continuing Education. Management, working with the Board, will provide an orientation process for new directors, including background material on the Company, its business plan and its risk profile, and meetings with senior management. Periodically, management should prepare additional materials or educational sessions for the directors on matters relevant to the Company, its business plan and risk profile.

V. BOARD TENURE

    The Board does not believe it should establish term limits, but believes it is important to monitor overall Board performance. A director who would be age 65 or older at the time of election shall not stand for re-election. In addition, to maintain a Board of active business and professional persons, directors leaving the occupation or position held at their last election (by retirement or otherwise) will be expected to tender their resignation for consideration at the next regularly scheduled meeting of the Board. A resignation will be accepted unless the Board in its judgment determines the director has assumed another position deemed to be appropriate, or the director is so engaged in a specific project for the Board as to make the resignation detrimental to the Company, or it is beneficial to the Board and in the best interests of the Company for the director to continue for such period of time as the Board deems appropriate.

VI. BOARD AND COMMITTEE MEETINGS

    The Board currently plans at least four meetings each year, with further meetings to occur (or action to be taken by unanimous written consent) at the discretion of the Board or Chairman of the Board. The committees have their own meeting schedules appropriate for the accomplishment of the duties assigned to them, which include meetings held on the day before or the day of the Board meeting and at such other times as the committee shall determine.

    The agenda for each Board meeting will be developed by the Chairman of the Board in conjunction with the Office of the Corporate Secretary. In addition, at each regularly scheduled Board meeting, the Chairman will solicit agenda items for the upcoming meeting from the directors. Management will seek to provide to all directors an agenda and appropriate materials in advance of meetings, although the Board recognizes that this will not always be consistent with the timing of transactions and the operations of the business and that in certain cases it may not be possible.

    Materials presented to the Board or its committees should be as concise as possible, while still providing the desired information needed for the directors to make an informed judgment.

VII. EXECUTIVE SESSIONS

    To ensure free and open discussion and communication among the non-management directors of the Board, the non-management directors will meet in regularly scheduled executive sessions and as often as the Board shall request, with no members of management present. In addition, if any non-management directors are not 'independent' under NYSE listing standards, the independent, non-management directors will meet in executive session at least once a year. The Chairperson of the Nominating and Corporate Governance Committee will preside at the executive sessions, and his or her name will be disclosed in the Company's annual proxy statement to facilitate communication by employees and shareholders directly with the non-management directors.

VIII. THE COMMITTEES OF THE BOARD

    The Company shall have an Executive Committee and at least the committees required by the rules of the New York Stock Exchange, Inc. Currently, these are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, each of which must have a written charter satisfying the rules of the New York Stock Exchange, Inc.

    All directors, whether members of a committee or not, are invited to make suggestions to a committee chairperson for additions to the agenda of his or her committee or to request that an item from a committee agenda be considered by the Board. Each committee chairperson will give a periodic report of committee activities to the Board.

    Each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee shall be composed of at least three directors who are not officers or employees of the Company, who the Board has determined are 'independent' under the listing standards of the New York Stock Exchange, Inc. The required qualifications for the members of each committee shall be set out in the respective committees' charters. A director may serve on more than one committee for which he or she qualifies.

IX. MANAGEMENT SUCCESSION

    At least annually, the Board shall review and concur in a succession plan, developed by management, addressing the policies and principles for selecting a successor to the Chief Executive Officer, both in an emergency situation and in the ordinary course of business. The succession plan should include an assessment of the experience, performance, skills and planned career paths for possible successors to the Chief Executive Officer.

X. EXECUTIVE COMPENSATION

    The Board, acting through the Compensation Committee, evaluates the performance of the Chairman and Chief Executive Officer and the Company against Company strategic and annual goals and the provisions of the incumbent's annual personal plan, and has the sole authority to determine the compensation of the Chairman and Chief Executive Officer, which is based on corporate performance, achievement of personal plan objectives and competitive practices within the banking and financial services industry.

    The Board, acting through the Compensation Committee and upon the recommendation of the Chief Executive Officer, evaluates the performance of all other executive officers and approves the compensation of such officers.

XI. BOARD COMPENSATION

    The Board should conduct a review at least once every 3 years of the components and amount of Board compensation in relation to other similarly situated companies. Board compensation should be consistent with market practices but should not be set at a level that would call into question the Board's objectivity. The Nominating and Corporate Governance Committee will make a recommendation to the Board based on the foregoing factors.

XII. EXPECTATIONS OF DIRECTORS

    The nine functions that are central to the role of the Board, are identified in Section I above. In performing their duties, the primary responsibility of the directors is to exercise their business judgment in good faith and the best interest of the Company. The Board has developed a number of specific expectations of directors to promote the discharge of this responsibility and the efficient conduct of the Board's business.

    Commitment and Attendance. All directors should make every effort to attend every meeting of the Board and every meeting of committees of the Board of which they are members. Members may attend by telephone to mitigate conflicts.

    Participation in Meetings. Each director should be sufficiently familiar with the business and strategy of the Company, including its financial statements and capital structure, and the risks and competition it faces, to facilitate active and effective participation in the deliberations of the Board and of each committee on which he or she serves. Upon request, management will make appropriate personnel available to answer any questions a director may have about any aspect of the Company's business. Directors should also review the materials provided by management and advisers in advance of the meetings of the Board and its committees and should arrive prepared to discuss the issues presented.

    Loyalty and Ethics. In their roles as directors, all directors owe a duty of loyalty to the Company. This duty of loyalty mandates that the best interests of the Company take precedence over any interests possessed by a director. The Company has adopted a Code of Business Conduct and Ethics, including a compliance program to enforce the Code. Certain portions of the Code deal with activities of directors, particularly with respect to transactions in securities of the Company, potential conflicts of interest, the taking of corporate opportunities for personal use, and competing with the Company. Directors should be familiar with the Code's provisions in these areas and should consult with the Company's counsel in the event of any issues.

    Other Directorships. The Company values the experience directors bring from other boards on which they serve, but recognizes that those boards may also present demands on a director's time and availability and may present conflicts or legal issues. Non-employee directors should advise the Chairman of the Board and employee directors should advise the Chairperson of the Nominating and Corporate Governance Committee before accepting any new directorship or officer position with an entity not affiliated with the Company.

    Contact with Management. All directors are invited to contact the Chief Executive Officer at any time to discuss any aspect of the Company's business. Directors also have complete access to other members of management. The Board expects that there will frequent opportunities for directors to meet with the Chief

Executive Officer and other members of management in Board and committee meetings or in other formal or informal settings. The Board encourages management to, from time to time, bring managers into Board meetings who
(a) can provide additional insight into items being discussed because of personal involvement and substantial knowledge in those areas, and/or (b) are managers with future potential that the senior management believes should be given exposure to the Board.

    Contact with other Constituencies. It is important that the Company speak to employees and outside constituencies with a single voice and that management serve as the primary spokesperson for the Company.

    Confidentiality. The proceedings and deliberations of the Board and its committees are confidential. Each director shall maintain the confidentiality of information received in connection with his or her service as a director.

XIII. EVALUATING BOARD PERFORMANCE

    The Board, acting through the Nominating and Corporate Governance Committee, should conduct a self-evaluation at least annually to determine whether it is functioning effectively. The Nominating and Corporate Governance Committee will periodically consider the mix of skills and experience that directors bring to the Board to assess whether the Board has the necessary tools to perform its oversight function effectively. Each committee of the Board should also conduct a self-evaluation at least annually and report the results to the Board acting through the Nominating and Corporate Governance Committee. Each committee's evaluation must compare the performance of the committee with the requirements of its written charter, if any.

XIV. RELIANCE ON MANAGEMENT AND OUTSIDE ADVICE

    In performing its functions, the Board is entitled to rely on the advice, reports and opinions of management, counsel, accountants, auditors and other expert advisers. The Board shall have the authority to retain and approve the fees and retention terms of its outside advisers. In performing their functions, the Committees of the Board may hire consultants to aid in their evaluations, determinations, and recommendations as they deem appropriate.

XV. SHAREHOLDER COMMUNICATION WITH THE BOARD

    Shareholders desiring to communicate with the Board of Directors on matters other than Section IV above should submit their communication in writing to the Chairperson of the Nominating and Corporate Governance Committee, c/o Corporate Secretary, First Tennessee National Corporation, 165 Madison Avenue, Memphis, Tennessee 38103 and identify themselves as a shareholder. The Corporate Secretary will forward all such communications to the Chairperson for a determination as to how to proceed.

                                                                      APPENDIX C

                            AUDIT COMMITTEE CHARTER
                      FIRST TENNESSEE NATIONAL CORPORATION
      (AS AMENDED AND RESTATED JANUARY 20, 2004, EFFECTIVE MARCH 31, 2004)

                  Establishment and Purposes of the Committee
                  -------------------------------------------

    Acting pursuant to Tennessee Code Annotated Section 48-18-206,
Article 11(b)(8) of the Corporation's restated charter, as amended, and
Section 3.5 of the Corporation's bylaws, as amended, the Board of Directors of First Tennessee National Corporation hereby creates the Audit Committee (the 'Committee') of the Board of Directors, which shall: (1) assist the Board of Directors in its oversight of (a) the Corporation's accounting and financial reporting principles and policies and internal audit controls and procedures,
(b) the integrity of the Corporation's financial statements, (c) the Corporation's compliance with legal and regulatory requirements, (d) the independent auditor's qualifications and independence, and (e) the performance of the independent auditor and Corporation's internal audit function; and
(2) prepare the report to be included in the Corporation's annual proxy statement pursuant to the proxy rules of the Securities and Exchange Commission ('SEC').

    The function of the Committee is oversight. Management of the Corporation is responsible for preparation, presentation and integrity of the Corporation's financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures to provide for compliance with accounting standards and applicable laws and regulations, and the internal auditor is responsible for testing such internal controls and procedures. The independent auditor is responsible for planning and carrying out a proper audit of the Corporation's annual financial statements, reviews of the Corporation's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures. It is recognized that, in fulfilling their responsibilities hereunder, members of the Committee are not full-time employees of the Corporation and are not, and do not represent themselves to be, performing the functions of accountants or auditors . As such, it is not the duty or responsibility of the Committee or its members to conduct 'field work' or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (1) the integrity of those persons and organizations within and outside the Corporation from which it receives information, (2) the accuracy of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (3) the representations made by management as to any non-audit services provided by the independent auditor to the Corporation. Further, in fulfilling their responsibilities hereunder, the members of the Committee will incorporate the use of reasonable materiality standards, including the size of the Corporation and the nature, scope and risks of the activities conducted.

    The independent auditor for the Corporation is accountable to the Committee as representatives of the shareholders and must report directly to the Committee. The Committee has the authority and responsibility directly to appoint (subject, if applicable, to shareholder ratification), retain, compensate, evaluate and terminate the Corporation's independent auditor and to oversee the work of such independent auditor.

    The independent auditor shall submit to the Committee annually a formal written statement (the 'Auditor's Statement') describing: the independent auditor's internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with such issues; and (to assess the independent auditor's independence) all relationships between the independent auditor and the Corporation addressing each non-audit service provided to the Corporation and at least the matters set forth in Independence Standards Board Standard No. 1.

    The independent auditor shall submit to the Committee annually a formal written statement of the aggregate fees billed for each of the last two fiscal years for professional services rendered by the independent auditor in the following categories (as defined by the rules of the SEC): audit, audit-related, tax and all other services.

                      Qualifications of Committee Members

    The Committee shall consist of at least three members appointed annually by a majority of the entire Board on the recommendation of the Human Resources Committee of the Board of Directors, acting in its capacity as the nominating committee. Members shall be directors who meet the independence and experience requirements of the NYSE and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and the rules of the SEC promulgated thereunder. Under these requirements as currently adopted, the Board must determine:

          that each member has no material relationship, either direct or indirect, with the Corporation;

          that each member is financially literate, or shall become financially literate within a reasonable period of time after his or her appointment to the Committee; and

          that at least one of the members has accounting or related financial management expertise,

as such requirements are interpreted by the Board of Directors in the exercise of its business judgment. Members may be replaced by the Board.

    No director may serve as a member of the Committee if such director serves on the audit committees of more than two other public companies unless the Board of Directors determines that such simultaneous service would not impair the ability of such director to serve effectively on the Committee, and discloses this determination in the Corporation's annual proxy statement. No member of the Committee may be an affiliated person (as such term is defined in SEC
Rule 10A-3, including any exceptions or exemptions permitted thereby) of the Corporation or any subsidiary thereof or may receive any compensation from the Corporation other than (i) director's fees, which may be received in cash, stock options or other in-kind consideration ordinarily available to directors;
(ii) a pension or other deferred compensation for prior service that is not contingent on future service; and (iii) any other regular benefits that other directors receive; provided, however, that notwithstanding the foregoing, it shall be permissible for Committee members to receive those types of compensation permitted by the rules of the SEC and the NYSE regarding the independence of audit committee members.

                           Operation of the Committee
                           --------------------------

    Meetings shall be held at least four times yearly , or more frequently if circumstances dictate, and may be called at any time by the Committee Chairperson or by any two members of the Committee upon written or oral notice to a majority of the members of the Committee prior to the meeting. A quorum shall consist of a majority of the members and the vote of a majority of the members present at a meeting at which a quorum is present shall be the act of the Committee. Proceedings of the Committee over the signature of a member in attendance shall be recorded in a minute book and reflect the names of those in attendance. The Chairperson of the Committee, or acting Chairperson of the meeting, will present a report of Committee activities to the full Board of Directors at its next regularly scheduled meeting. The Secretary of the Board will permanently maintain the minutes of Committee meetings. Meetings may be held jointly with a similar committee of First Tennessee Bank National Association ('Bank') if either the members of the Bank's committee and the members of this Committee are identical or all of the members of the Bank's committee would meet the eligibility requirements of the NYSE,
Section 10A(m)(3) and the rules of the SEC, including any exceptions permitted thereby. The Committee may, in its discretion, delegate all or a portion of its authority and duties to a subcommittee of the Committee, and may delegate to the Chairperson the authority to grant pre-approvals of audit and permitted non-audit services as provided herein, provided that the decisions of such Chairperson to grant pre-approvals shall be presented to the full Committee at its next regularly scheduled meeting.

    The Committee shall have unrestricted access to Corporation personnel and documents. The Committee will be given the resources and authority appropriate to discharge its duties and responsibilities, including (i) the authority to retain and compensate special or independent counsel, accountants or other experts or consultants to advise the Committee, without seeking approval of the Board or management, and (ii) appropriate funding, as determined by the Committee, for payment of compensation to such counsel, accountants or other experts and consultants. The Committee may request any officer or employee of the Corporation or of the Corporation's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. It will be the responsibility of the Committee to maintain free and open means of communication between the directors and management of the Corporation. The Committee shall meet separately periodically with management, the internal auditor, and the independent auditor in separate executive sessions to discuss any matters that the Committee or any of these persons or firms believes should be discussed privately.

                  Duties and Responsibilities of the Committee
                  --------------------------------------------

    The Committee is hereby delegated full authority with respect to the following matters and such additional matters as may be provided in the bylaws of the Corporation or as the Board of Directors may from time to time by resolution adopted by a majority of the entire Board specify:

    1. with respect to the independent auditor,

       a. directly appoint (subject, if applicable, to shareholder ratification), retain, compensate, oversee the work of, evaluate and terminate the independent auditor.

       b. adopt a policy for the Corporation regarding preapproval of all audit and non-audit engagement fees and terms and approve, in advance, all such fees and terms in accordance with such policy.

       c. ensure that the independent auditor prepares and delivers annually an Auditor's Statement (it being understood that the independent auditor is responsible for the accuracy and completeness of this Statement) and consider such Auditor's Statement in assessing the independence of the independent auditor.

       d. ensure that the independent auditor timely reports on all critical accounting policies and practices to be used; all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

       e. review and evaluate the qualifications, performance and independence of the lead partner of the independent auditor.

       f. discuss with management the timing and process for implementing the rotation of the lead audit partner, the concurring partner, and any other active audit engagement team partner and consider whether there should be a regular rotation of the audit firm itself.

       g. instruct the independent auditor that the independent auditor is ultimately accountable to the Committee as representatives of the shareholders.

    2. with respect to the internal audit department,

       a. make recommendations to the Board concerning the appointment and removal of the Corporation's internal auditor and approve the salary and annual bonus of the internal auditor.

       b. advise the internal auditor that he or she is expected to provide the Committee summaries of and, as appropriate, significant reports to management prepared by the internal audit department and management's responses thereto.

       c. approve the charter of the internal audit department and all significant changes thereto.

    3. with respect to financial reporting principles and policies and internal audit controls and procedures,

       a. advise management, the internal auditor and the independent auditor that each is expected to provide to the Committee a timely analysis of significant financial reporting issues and practices.

       b. consider any reports or communications (and management's and/or the internal auditor's responses thereto) submitted to the Committee by the independent auditor required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented.

       c. meet with management, the independent auditor and, if appropriate, the internal auditor (i) to discuss the scope of the annual audit; the audited financial statements and quarterly financial statements; any significant matters arising from any audit, including any audit problems or difficulties and management's response thereto; any significant matters arising from changes to the Corporation's auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the independent auditor, the internal auditor or management; any major issues regarding accounting principles and financial statement presentations; any major issues as to the adequacy of the Corporation's internal controls and any special audit steps adopted in light of material control deficiencies; analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; the effect, if significant, of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Corporation; (ii) to review the form of opinion the independent auditor proposes to render to the Board of Directors and shareholders; and (iii) to discuss the Corporation's risk assessment and risk management policies and to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks.

       d. obtain from the independent auditor assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which set forth certain procedures to be followed in any audit of financial statements required under that act.

       e. review the Corporation's compliance policies and any employee complaints or material reports or inquiries received from regulators or government agencies and management's responses and, with the Corporation's General Counsel, pending and threatened claims that may have a material impact on the financial statements.

       f. discuss earnings press releases, including the use of 'proforma' or 'adjusted' non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies; provided, however, that the Committee's responsibility to discuss earnings releases as well as financial information and earnings guidance may be done generally and may be limited to the types of information to be disclosed and the types of presentations to be made.

       g. establish hiring policies for employees or former employees of the independent auditor.

       h.   review and oversee related party transactions.

       i. establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and for the confidential anonymous submission by the Corporation's employees of concerns regarding questionable accounting or auditing matters.

       j. review disclosures made to the Committee by the Corporation's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation's internal controls.

    4. with respect to reporting and recommendations,

       a. prepare any report or other disclosures, including any recommendation of the Committee, required by the rules of the SEC to be included in the Corporation's annual proxy statement.

       b. review this Charter at least annually and recommend any changes to the Board.

       c. report its activities to the full Board of Directors on a regular basis and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

       d. prepare and review with the Board an annual performance evaluation of the Committee, which evaluation must compare the performance of the Committee with the requirements of this Charter. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.

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

                          AUDIT AND NON-AUDIT SERVICES
                              PRE-APPROVAL POLICY
                      FIRST TENNESSEE NATIONAL CORPORATION
                   (AS AMENDED AND RESTATED JANUARY 20, 2004)

                              -------------------

I. GENERAL STATEMENT OF POLICY

    As required by the Sarbanes-Oxley Act of 2002 and Securities and Exchange Commission rules, the Audit Committee of the Board of Directors of First Tennessee National Corporation (the 'Company') is required to pre-approve all audit and non-audit services provided to the Company or any of its subsidiaries, which are to be performed by the registered public accounting firm (the Company's 'Independent Auditor') that performs the audit of the Company's consolidated financial statements that are filed with the Securities and Exchange Commission (the 'Company's consolidated financial statements'). Pre-approval is required to provide assurance that such services do not impair the Independent Auditor's independence from the Company. This policy sets forth the requirements pursuant to which proposed services to be provided by the Independent Auditor will be submitted for pre-approval and the conditions and limitations on the provision of services by the Independent Auditor.

II. IMPLEMENTATION OF POLICY

A. PRE-APPROVAL PROCESS AND LIMITATIONS
   ------------------------------------

    Pre-approval of services to be provided by the Independent Auditor may be obtained in either of two different ways. Services either may be approved in advance by the Audit Committee specifically on a case-by-case basis ('specific pre-approval') or may be approved in advance ('advance pre-approval') in the manner specified in the following sentence. Advance pre-approval requires the Audit Committee to identify in advance in an appendix to this policy (the 'Appendix') the specific types of service that may be provided and the fee limits applicable to such types of service, which limits may be expressed as a limit by type of service or by category of services ('type of service'). Unless the type of service to be provided by the Independent Auditor has received advance pre-approval under this policy and the fee for such service is within the limit pre-approved, the service will require specific pre-approval by the Audit Committee. With respect to each proposed pre-approved service (whether a specific pre-approval or an advance pre-approval), the independent auditor will provide detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.

    The terms of and fee for the annual audit engagement must receive the specific pre-approval of the Audit Committee.

    'Audit,' 'Audit-related,' 'Tax,' and 'All Other' services, as those terms are defined below, have the advance pre-approval of the Audit Committee but only to the extent such services are specified in the Appendix and only in amounts that do not exceed the fee limits specified in such Appendix. Such advance pre-approval shall be for a term of 12 months following the date of pre-approval unless the Audit Committee specifically provides for a different term.

    Periodically, the Audit Committee will review and pre-approve the Appendix, which will specify the services, and the fee limits applicable to such services, that may be provided by the Independent Auditor for the fiscal year without obtaining the specific pre-approval of the Audit Committee. Any proposed services exceeding these fee limits will require specific pre-approval by the Audit Committee.

    The Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for services classified as All Other services. Unless the Audit Committee specifically determines otherwise, the aggregate amount of the fees pre-approved for All Other services for the fiscal year must not exceed seventy-five percent (75%) of the aggregate amount of the fees pre-approved for the fiscal year for Audit services, Audit-related services, and those types of Tax services that represent tax compliance or tax preparation.

B. 'AUDIT' SERVICES
   ----------------

    As provided above, the annual audit engagement terms and fee must be specifically pre-approved by the Audit Committee. The Audit Committee will also pre-approve any changes in terms, conditions and fees resulting from changes in the audit scope, Company structure or other matters.

    Audit services include the annual audit of the Company's consolidated financial statements (including required quarterly reviews), subsidiary audits, equity investment audits and other procedures required to be performed by the Independent Auditor to be able to form an opinion on the Company's consolidated financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control over financial reporting, and consultations relating to the audit or quarterly review. Audit services also include the attestation engagement for the Independent Auditor's report on management's report on internal control over financial reporting. Other audit services may include statutory audits or financial audits for subsidiaries or affiliates of the Company and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings. The Audit Committee has pre-approved the Audit services listed in the Appendix. All other Audit services not listed in the Appendix must be specifically pre-approved by the Audit Committee.

C. 'AUDIT-RELATED' SERVICES
   ------------------------

    Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements or that are traditionally performed by the Independent Auditor. Audit-related services include due diligence services pertaining to potential business acquisitions/dispositions, accounting consultations related to accounting, financial reporting or disclosure matters not classified as Audit services, assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, financial audits of employee benefit plans, agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters, and assistance with internal control reporting requirements. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the Independent Auditor. The Audit Committee has pre-approved the Audit-related services listed in the Appendix. All other Audit-related services not listed in the Appendix must be specifically pre-approved by the Audit Committee.

D. 'TAX' SERVICES
   --------------

    The Audit Committee believes that the Independent Auditor can provide Tax services to the Company such as tax preparation and compliance services (including preparation and review of tax returns, including research necessary to reflect events and transactions in the returns; advice and assistance with respect to tax audits; and analysis of law or rule changes and proposed changes) and tax planning services (advice and planning other than preparation and compliance services) without impairing the auditor's independence, and the Securities and Exchange Commission ('SEC') has stated that the Independent Auditor may provide such services. Thus, the Audit Committee believes it may grant advance pre-approval to those Tax services that the Audit Committee believes would not impair the independence of the auditor, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Company's Manager of Corporate Tax to determine that the tax planning and reporting positions are consistent with this policy.

    Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax services in the Appendix. All Tax services involving large and complex transactions and therefore not listed in the Appendix must be specifically pre-approved by the Audit Committee. Tax services proposed to be provided by the Independent Auditor to any executive officer or director of the Company, in his or her individual capacity, where such services are paid for by the Company require specific pre-approval by the Audit Committee. It is a permitted exception to the foregoing sentence that Tax services proposed to be provided by the Independent Auditor to an executive officer may be approved in advance and included in the Appendix

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

under All Other Services provided the amounts paid by the Company and the individual do not exceed two hundred fifty thousand dollars ($250,000) in the aggregate for all executive officers.

E. 'ALL OTHER' SERVICES
   --------------------

    All Other services consist of any services that are not Audit, Audit-related or Tax services and are not prohibited from being provided by the Independent Auditor by law or this policy. The Audit Committee may grant advance pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services and would not impair the independence of the Independent Auditor. The Audit Committee has pre-approved the All Other services listed in the Appendix. Permissible All Other services not listed in the Appendix must be specifically pre-approved by the Audit Committee.

    The following non-audit services are prohibited from being provided by the Independent Auditor:

          Bookkeeping or other services related to the accounting records or financial statements of the Company

          Financial information systems design and implementation

          Appraisal or valuation services, fairness opinions or contribution-in-kind reports

          Actuarial services

          Internal audit outsourcing services

          Management functions

          Human resources

          Broker-dealer, investment adviser or investment banking services

          Legal services

          Expert services unrelated to the audit

    The Company's Chief Accounting Officer (the 'CAO') shall consult SEC rules and relevant guidance to determine whether any proposed All Other service falls within a prohibited non-audit service under the SEC's rules and any exceptions that might apply to the prohibition.

III. DELEGATION OF AUTHORITY

    All requests to provide services to the Company or any of its subsidiaries that require specific pre-approval by the Audit Committee must be submitted to the CAO in advance of the provision of any such services by the Independent Auditor. The CAO shall receive all such requests, confirm with the Independent Auditor whether it believes that such services will not affect its independence, and present a joint statement with the Independent Auditor as to any recommended requests to the Audit Committee for pre-approval. All requests to provide services that have been pre-approved in advance must be submitted to the CAO prior to the provision of such services for a determination that the service to be provided is of the type and within the fee limit that has been pre-approved. In addition, on a quarterly basis the Company's Internal Auditor will report to the Audit Committee on the services provided by and the fees paid to the Independent Auditor during the prior quarter.

    Notwithstanding anything herein to the contrary, the authority granted herein to the Audit Committee to pre-approve services, other than the annual audit engagement and any changes thereto, to be provided by the Independent Auditor is delegated to the Chairperson of the Audit Committee. The Chairperson may not, however, under delegated authority make a determination that causes the ratio of fees pre-approved for All Other services to the aggregate amount of fees pre-approved for Audit, Audit-related and tax compliance and tax preparation services to exceed the ratio established or set forth in
Section II. A. Any service pre-approved by the Chairperson of the Audit Committee will be reported to the Audit Committee at its next regularly scheduled meeting.

    The Internal Auditor is directed to monitor the services provided by the Independent Auditor for the purpose of determining whether such services are in compliance with this policy, and report to the Audit Committee periodically on the results of such monitoring.

    The Audit Committee does not delegate any of its responsibility to pre-approve services to be performed by the Independent Auditor to management.

                                                                      APPENDIX D

             NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER
                      FIRST TENNESSEE NATIONAL CORPORATION
                           (ADOPTED JANUARY 20, 2004)
                              -------------------

    Acting pursuant to Tennessee Code Annotated Section 48-18-206, Article 11(b)(8) of the Corporation's restated charter, as amended, and Article III(6) of the Corporation's bylaws, as amended, the Board of Directors of First Tennessee National Corporation hereby creates the Nominating and Corporate Governance Committee (the 'Committee') of the Board of Directors, which shall serve as a nominating committee and as a corporate governance committee for the Corporation, with such specific authority as is herein provided.

                           Purposes of the Committee
                           -------------------------

    The purposes of the Committee are (1) to identify and recommend to the Board individuals for nomination as members of the Board and its committees, (2) to develop and recommend to the Board a set of corporate governance principles applicable to the Corporation, and (3) to oversee the evaluation of the Board and management.

                      Qualifications of Committee Members
                      -----------------------------------

    The Committee shall be appointed annually by a majority of the entire Board, upon recommendation of the Committee, and shall consist of at least three members of the Board, each of whom is 'independent' under the rules of the New York Stock Exchange ('NYSE'). Members of the Committee may be replaced by the Board.

                           Operation of the Committee
                           --------------------------

    Meetings shall be held at least two times yearly and may be called at any time by the Committee Chairperson or by any two members of the Committee upon written or oral notice to a majority of the Committee prior to the meeting. A quorum shall consist of a majority of the members, and the vote of the majority of the members present at a meeting at which a quorum is present shall be the act of the Committee. Proceedings of the Committee over the signature of a member in attendance shall be recorded in a minute book and reflect the names of those in attendance. The Chairperson of the Committee, or acting Chairperson of the meeting, will present a report of the Committee activities to the full Board of Directors at its next regularly scheduled meeting. The Secretary of the Board will permanently maintain the minutes of Committee meetings. Meetings may be held jointly with a similar committee of First Tennessee Bank National Association ('Bank') if either the members of the Bank's committee and the members of this Committee are identical or all of the members of the Bank's committee meet the independence requirements of the NYSE. The Committee may invite to its meetings such members of management as it may deem desirable or appropriate. It will be the responsibility of the Committee to maintain free and open means of communication between the directors and management of the Corporation.

    The Committee shall have unrestricted access to Corporation personnel and documents and shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management. The Committee shall have the authority to retain (i) compensation consultants to assist in the evaluation of director compensation and (ii) consultants or search firms used to identify director candidates, including authority to approve the fees and other retention terms. The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

                  Duties and Responsibilities of the Committee
                  --------------------------------------------

    The Committee is hereby delegated full authority with respect to the following matters and such additional matters as may be provided in the bylaws of the Corporation or as the Board of Directors may from time to time by resolution adopted by a majority of the entire Board specify:

1.  WITH RESPECT TO THE NOMINATING FUNCTION,

      a. To consider recommendations to the Board from time to time as to changes that the Committee believes to be desirable to the size of the Board or any committee thereof;

      b. To identify individuals believed to be qualified to become Board members, and to recommend to the Board the individuals to stand for election or reelection as directors. In the case of a vacancy in the office of a director (including a vacancy created by an increase in the size of the Board), the Committee shall recommend to the Board an individual to fill such vacancy either through appointment by the Board or through election by shareholders and (for a vacancy created by an increase in the size of the Board) shall recommend to the Board the class of directors in which the individual should serve. In nominating candidates, the Committee shall take into consideration such factors as it deems appropriate. These factors may include:

                 personal qualities and characteristics, experience, accomplishments and reputation in the business community;

                 current knowledge and contacts in the communities in which the Corporation does business and in the Corporation's industry or other industries relevant to the Corporation's business;

                 diversity of viewpoints, background, experience and other demographics;

                 ability and willingness to commit adequate time to Board and committee matters; and

                 the fit of the individual's skills and personality with those of other directors and potential directors in building a Board that is effective and responsive to its duties and responsibilities and the needs of the Corporation.

           The Committee may consider candidates proposed by management, but is not required to do so;

      c. To develop and recommend to the Board, in connection with its assessment of director independence, guidelines to be applied in making determinations as to the absence of material relationships between the Corporation and a director;

      d. To identify Board members qualified to fill vacancies on any committee of the Board (including the Committee) and to recommend that the Board appoint the identified member or members to the respective committee. In nominating a candidate for committee membership, the Committee shall take into consideration the factors set forth in the charter of the committee, if any, as well as any other factors it deems appropriate, including without limitation the consistency of the candidate's experience with the goals of the committee and the interplay of the candidate's experience with the experience of other committee members;

      e. To make recommendations to the Board concerning compensation for directors; and

      f. To review, monitor and make recommendations to the Board or management, as appropriate, with respect to any communications directed to the Corporation or one or more of the directors relating to performance, nomination or removal of directors.

2.  WITH RESPECT TO CORPORATE GOVERNANCE AND OTHER MATTERS,

      a. To exercise oversight of the evaluation of the Board and management;

      b. To develop and recommend to the Board a set of corporate governance principles applicable to the Corporation, to review and reassess those principles at least once a year, and recommend any proposed changes to the Board for approval; and

      c. To prepare and provide to the Board an annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this Charter. The performance evaluation shall also recommend to the Board any improvements to the Committee's Charter deemed necessary or desirable by the Committee. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The Report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.

                                                                      APPENDIX E

                         COMPENSATION COMMITTEE CHARTER
                      FIRST TENNESSEE NATIONAL CORPORATION
                   (AS AMENDED AND RESTATED JANUARY 20, 2004)

    Acting pursuant to Tennessee Code Annotated Section 48-18-206, Article 11(b)(8) of the Corporation's restated charter, as amended, and Article III(6) of the Corporation's bylaws, as amended, the Board of Directors of First Tennessee National Corporation hereby creates the Compensation Committee (the 'Committee') of the Board of Directors, which shall serve as a compensation committee for the Corporation, with such specific authority as is herein provided. This Committee was known prior to January 20, 2004 as the Human Resources Committee, and all references to the Human Resources Committee in any of the plans named in Section 7 herein shall be understood to refer to this Committee.

                           Purposes of the Committee

    The purposes of the Committee are (1) to discharge the Board's responsibilities relating to the compensation of the Corporation's executive officers, (2) to produce an annual report on executive compensation for inclusion in the Corporation's proxy statement, in accordance with the rules and regulations of the Securities and Exchange Commission ('SEC'), (3) to identify and recommend to the Board individuals for appointment as officers, (4) to evaluatethe Corporation's management, and (5) to carry out certain other duties set forth herein.

                      Qualifications of Committee Members

    The Committee shall be appointed annually by a majority of the entire Board, upon recommendation of the Committee, and shall consist of at least three members of the Board, each of whom is 'independent' under the rules of the New York Stock Exchange ('NYSE'). In addition, at least two members of the Committee must be directors of the Corporation who are 'outside directors' for purposes of
Section 162(m) of the Internal Revenue Code of 1986, as amended, and at least two members of the Committee must be directors of the Corporation who are 'non-employee directors' for purposes of Section 16 of the Securities Exchange Act of 1934. Only members who meet the Section 162(m) test may participate in decisions required to be made by 'outside directors' under Section 162(m), and any other member of the Committee must recuse himself or herself with respect to those issues. Only members who meet the Section 16 test may participate in decisions required to be made by 'non-employee directors' under Section 16, and any other member of the Committee must recuse himself or herself with respect to those issues. If a quorum of the Committee is present in accordance with the requirements of the 'Operation of the Committee' section of this charter, then the action taken by at least two 'outside directors' (with respect to matters required to be acted upon by 'outside directors') and the action taken by at least two 'non-employee directors' (with respect to matters required to be acted upon by 'non-employee directors') each shall be the valid action of this Committee and is fully authorized by the Board of Directors, as long as such action is taken by a majority of the 'outside directors' or a majority of the 'non-employee directors,' as applicable. Members of the Committee may be replaced by the Board.

                           Operation of the Committee

    Meetings shall be held at least four times yearly and may be called at any time by the Committee Chairperson or by any two members of the Committee upon written or oral notice to a majority of the Committee prior to the meeting. A quorum shall consist of a majority of the members, and the vote of the majority of the members present at a meeting at which a quorum is present shall be the act of the Committee. Proceedings of the Committee over the signature of a member in attendance shall be recorded in a minute book and reflect the names of those in attendance. The Chairperson of the Committee, or acting Chairperson of the meeting, will present a report of the Committee activities to the full Board of Directors at its next regularly scheduled meeting. The Secretary of the Board will permanently maintain the minutes of Committee meetings. Meetings may be held jointly with a similar committee of First Tennessee

Bank National Association ('Bank') if either the members of the Bank's committee and the members of this Committee are identical or all of the members of the Bank's committee meet the independence requirements of the NYSE. The Committee may invite to its meetings such members of management as it may deem desirable or appropriate, consistent with the maintenance of the confidentiality of compensation discussions. The Corporation's Chief Executive Office ('CEO') should not attend the portion of any meeting where the CEO's performance or compensation are discussed, unless specifically invited by the Committee. It will be the responsibility of the Committee to maintain free and open means of communication between the directors and management of the Corporation.

    The Committee shall have unrestricted access to Corporation personnel and documents and shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management. The Committee shall have the authority to retain compensation consultants to assist in the evaluation of CEO or senior executive officer compensation, including authority to approve the fees and other retention terms. The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

                  Duties and Responsibilities of the Committee

    The Committee is hereby delegated full authority with respect to the following matters and such additional matters as may be provided in the bylaws of the Corporation or as the Board of Directors may from time to time by resolution adopted by a majority of the entire Board specify:

     1. To recommend to the Board major corporate policies and objectives with respect to the Corporation's compensation and management of its human resources.

     2. To make regular reports to the Board and to provide a periodic review, evaluation and reporting link between management and the Board with respect to the Corporation's compensation and management of its human resources.

     3. To review periodically management's human resources policies, guidelines, procedures, and practices for conformity with corporate objectives and policies concerning the Corporation's compensation and management of its human resources, including a periodic review of compensation structures for non-executive officers.

     4. To review and approve corporate goals and objectives relevant to the compensation of the CEO, evaluate the performance of the CEO in light of those goals and objectives, and set the CEO's compensation level based on this evaluation.

     5. To fix the compensation, including bonus and other compensation and any severance or similar termination payments, of executive officers.

     6. To make recommendations to the Board concerning the adoption or amendment of employee benefit plans, management compensation plans, incentive compensation plans and equity-based plans, including plans applicable to executive officers.

     7. To serve as the Committee required:

        a.   by the terms of the 1992 Restricted Stock Incentive Plan;

        b. by the terms of the 1984 and 1990 Stock Option Plans and the 1995, 1997 and 2000 Employee Stock Option Plans;

        c.   by terms of the Directors & Executives Deferred Compensation
             Plan;

        d. to resolve questions of interpretation arising under the Non-Employee Directors' Deferred Compensation Stock Option Plan and the 2000 Non-Employee Directors' Deferred
             Compensation Stock Option Plan;

        e.   by the terms of the 2002 Management Incentive Plan;

        f. to review the appropriateness of the issuance of Corporation common stock under the terms of the Savings Plan as required by resolutions of the Board as adopted from time to time;

        g. to designate those eligible to participate in the Pension Restoration Plan and Survivor Benefit Plan;

        h. by the terms of the 2002 Bank Director and Advisory Board Member Deferral Plan, the Bank Director and Advisory Board Member Deferral Plan and the Bank Advisory Director Deferral Plan;

        i.   by the terms of the 2003 Equity Compensation Plan; and

        j.   by the terms of the First Tennessee National Bank
             Nonqualified Deferred Compensation Plan and the First Horizon Nonqualified Deferred Compensation Plan.

     8. In consultation with management, to oversee regulatory compliance with respect to compensation matters, including (a) overseeing the Corporation's policies on structuring compensation programs to maximize tax deductibility while retaining the discretion deemed necessary to compensate executive officers in a manner commensurate with performance and the competitive market for executive talent, and (b) as and when required, establishing performance goals and certifying that performance goals have been attained for purposes of Section 162(m) of the Internal Revenue Code.

     9. To produce annually a Report of the Compensation Committee for inclusion in the Corporation's proxy statement in accordance with applicable SEC rules and regulations.

    10. To make recommendations to the Board concerning the creation of corporate offices and the defining of authority and responsibility of such offices and concerning nominees to fill such offices.

    11. To make recommendations to the Board regarding the appointment of incumbent officers, including consideration of their performance in determining whether to nominate them for reelection, and to review succession plans for executive officers, including the CEO.

    12. To review, monitor and make recommendations to the Board or management, as appropriate, with respect to any communications directed to the Corporation or one or more of the directors relating to performance, nomination or removal of officers.

    13. During the period of time between the annual appointment of officers by the Board at its organizational meeting following the annual meeting of shareholders, to create corporate offices and define the authority and responsibility of such offices, except to the extent such authority or responsibility would not be consistent with the law, the charter or the bylaws, to appoint persons to any office of the Corporation except Chairman of the Board, Chief Executive Officer, President, Auditor, and any office the incumbent in which is designated by the Board as an Executive Officer, and to remove from office any person that was, or could have been, so appointed by the Committee.

    14. To evaluate the Corporation's management.

    15. To prepare and provide to the Board an annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this Charter. The performance evaluation shall also recommend to the Board any improvements to the Committee's Charter deemed necessary or desirable by the Committee. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.

    16. To serve as the committee required by the Bylaws and resolutions of the Corporation to be responsible for and with authority to make and record all requests of directors, officers and employees of the Corporation, or any of its subsidiaries, to serve other business entities at the Corporation's request and to be indemnified against liability arising from such service.

    17. To review compliance with the Management Interlocks Acts and approve indemnification for officers and directors.

Corporate Officers

J. Kenneth Glass
Chairman of the Board
President and Chief Executive Officer

Ralph Horn
Chairman of the Board
(Retired Dec. 31, 2003)

Charles G. Burkett
President
Retail Financial Services

Larry B. Martin
President
Business Financial Services

John H. Hamilton
Executive Vice President
Product Management and Delivery Services

Herbert H. Hilliard
Executive Vice President
Risk Management

Harry A. Johnson, III
Executive Vice President
General Counsel

James F. Keen
Executive Vice President
Corporate Controller

Sarah L. Meyerrose
Executive Vice President
Corporate and Employee Services

Marty Mosby
Executive Vice President
Chief Financial Officer

John P. O'Connor, Jr.
Executive Vice President
Chief Credit Officer

Elbert L. Thomas, Jr.
Executive Vice President
Interest Rate Risk Manager

Milton A. Gutelius, Jr.
Senior Vice President
Corporate Treasurer

Clyde A. Billings, Jr.
Senior Vice President
Assistant General Counsel
Corporate Secretary

Board of Directors

Robert C. Blattberg
Polk Brothers Distinguished Professor of Retailing
J.L. Kellogg Graduate School of Management
Northwestern University

George E. Cates
Retired Chairman of the Board
Mid-America Apartment Communities, Inc.

J. Kenneth Glass
Chairman of the Board
President and Chief Executive Officer

James A. Haslam, III
Chief Executive Officer
Pilot Travel Centers LLC

Ralph Horn
Chairman of the Board
(Retired Dec. 31, 2003)

R. Brad Martin
Chairman of the Board and Chief Executive Officer
Saks Incorporated

Vicki R. Palmer
Executive Vice President, Financial Services and Administration
Coca-Cola Enterprises Inc.

Mike D. Rose
Chairman
Gaylord Entertainment Company

Mary F. Sammons
President and Chief Executive Officer
Rite Aid Corporation

William B. Sansom
Chairman of the Board and Chief Executive Officer
The H.T. Hackney Co.

Jonathan P. Ward
Chairman of the Board and Chief Executive Officer
The ServiceMaster Company

Luke Yancy, III
President and Chief Executive Officer
Mid-South Minority Business Council

                            [LOGO FIRST TENNESSEE'r'

                            All Things Financial'r']

                            [LOGO FIRST TENNESSEE'r'

                            All Things Financial'r']

                                   Appendix 1


                             [LOGO] FIRST TENNESSEE

                      First Tennessee National Corporation
                                 Annual Meeting
                                 April 20, 2004
                        10:00 a.m. Central Daylight Time
                            First Tennessee Building
                               M-Level Auditorium
                               165 Madison Avenue
                            Memphis, Tennessee 38103


     If you consented to access your proxy information electronically, you may view it by going to the following website on the internet:
http://www.firsttennessee.com

     If you would like to access the proxy material electronically next year, you may do so by giving your consent at the following website:
http://www.econsent.com/ftn/

                             [LOGO] FIRST TENNESSEE
                      FIRST TENNESSEE NATIONAL CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned appoints George P. Lewis and Lewis R. Donelson, or any one or more of them with full power of substitution, as Proxy or Proxies, to represent and vote all shares of stock standing in my name on the books of the Corporation at the close of business on February 27, 2004, which I would be entitled to vote if personally present at the Annual Meeting of Shareholders of First Tennessee National Corporation to be held in the Auditorium, First Tennessee Building, 165 Madison Avenue, Memphis, Tennessee, April 20, 2004, at 10 a.m. CDT or any adjournments thereof, upon the matters set forth in the notice of said meeting as stated on the reverse side. The Proxies are further authorized to vote in their discretion as to any other matters which may come before the meeting. The Board of Directors, at the time of preparation of the Proxy Statement, knows of no business to come before the meeting other than that referred to in the Proxy Statement.

     THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE AUTOMATED TELEPHONE VOTING INSTRUCTIONS, THE INTERNET VOTING INSTRUCTIONS, OR THE INSTRUCTIONS GIVEN ON THE REVERSE SIDE AND WHEN NO INSTRUCTIONS ARE GIVEN WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4 WHICH ARE DESCRIBED IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND ON THE REVERSE SIDE OF THIS PROXY.


YOU CAN VOTE YOUR PROXY BY TELEPHONE, OVER THE INTERNET, OR BY SIGNING AND RETURNING THIS CARD ON THE REVERSE SIDE.

            (Continued and see voting instructions on reverse side.)

                                                     COMPANY # _________________

There are three ways to vote your Proxy.

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE- TOLL FREE - 1-800-560-1965 - QUICK *** EASY *** IMMEDIATE

o Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week until 12:00 p.m. (CDT) on April 19, 2004.

o Please have your proxy card and the last 4 digits of your Social Security Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET - http://www.eproxy.com/ftn/ - QUICK *** EASY *** IMMEDIATE
                   --------------------------
o Use the Internet to vote your proxy 24 hours a day, 7 days a week until 12:00 p.m. (CDT) on April 19, 2004.

o Please have your proxy card and the last 4 digits of your Social Security Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to First Tennessee National Corporation, c/o Shareowner Services 'sm', P. O. Box 64873, St. Paul, MN 55164-0873.

                                       |X| Please mark votes as in this example.

      If you vote by Phone or Internet, please do not mail your Proxy Card.
                             Please detach here


     The Board of Directors unanimously recommends a vote FOR items 1, 2, 3 and 4.

     1. Election of four Class II directors to serve until the 2007 Annual Meeting of Shareholders and one Class III director to serve until the 2005 Annual Meeting of Shareholders.

          Class II  Nominees:  (01) Robert C. Blattberg (02) J. Kenneth Glass
                               (03) Michael D. Rose and (04) Luke Yancy III

          Class III Nominee:   (05) Mary F. Sammons

               / /  VOTE FOR                  / /  VOTE WITHHELD
                    all nominees                   from all nominees

     Instructions: To withhold authority to vote for any nominee(s), write the number(s) of the nominee(s) in the box to the right.

     2.   Approval of an amendment to FTNC's Charter changing the corporation's
          name.                                                                      / / For   / / Against   / / Abstain

     3.   Approval of an amendment to FTNC's 2003 Equity Compensation Plan.          / / For   / / Against   / / Abstain

     4.   Ratification of appointment of KPMG LLP as auditors.                       / / For   / / Against   / / Abstain


          The undersigned hereby acknowledges receipt of notice of said meeting and the related proxy statement.


          Address change?  Mark Box / /              Date_________________, 2004
          Indicate changes below:



                                    Shareholders sign here exactly as shown
                                    on the imprint on this card. When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give full name. If more than one Trustee, all should sign. All Joint Owners should sign.



                          STATEMENT OF DIFFERENCES
                          ------------------------

 The registered trademark symbol shall be expressed as.................. 'r'
 The service mark symbol shall be expressed as.......................... 'sm'
 The section symbol shall be expressed as............................... 'SS'